          As filed with the Securities and Exchange Commission on April 30, 2003


                                                      Registration No. 333-71312

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      Post-Effective Amendment No. 3


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 4


      THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N
                           (Exact name of Registrant)

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                   Depositor's Telephone Number: 617-854-4300

                James D. Gallagher, Secretary and General Counsel
                The Manufacturers Life Insurance Company (U.S.A.)
                                73 Tremont Street
                                Boston, MA 02108
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007

It is proposed that this filing will become effective (check the appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)


[X]      on (May 1, 2003) pursuant to paragraph (b)


[ ]      60 days after filing pursuant to paragraph (a)(1)


[ ]      on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

         [ ]      This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

SEPARATE ACCOUNT N OF THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                                  CORPORATE VUL
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Corporate VUL, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us").

 The Policy is designed for use by corporations and other employers to provide life insurance and to fund other employee benefits.

The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage.

The Policy provides for:

(1) a Net Cash Surrender Value that can be obtained by surrendering the Policy;

(2) policy loans and partial withdrawals; and

(3) an insurance benefit payable at the life insured's death.

The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account N (the "Separate Account") to which the policyholder allocates net premiums. The assets of each sub-account will be used to purchase Series I shares (formerly referred to as "Class A shares") of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios. The Portfolios available for allocation of net premiums are shown in the Policy Summary under "Investment Options and Fees". Other sub-accounts and Portfolios may be added in the future.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO, PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2003.

TABLE OF CONTENTS

Risks/Benefits Summary...........................................................................................
Fee Table........................................................................................................
Policy Summary...................................................................................................
   General.......................................................................................................
   Death Benefits................................................................................................
   Premiums......................................................................................................
   Policy Value..................................................................................................
   Policy Loans..................................................................................................
   Surrender and Partial Withdrawals.............................................................................
   Lapse and Reinstatement.......................................................................................
   Charges and Deductions........................................................................................
   Investment Options and Investment Advisers....................................................................
   Table of Investment Options and Investment Subadvisers........................................................
General Information about Manulife USA,  Ratings, the Separate Account, and the Trust............................
   Manulife USA..................................................................................................
   The Separate Account..........................................................................................
   The Trust.....................................................................................................
   Investment Objectives of the Portfolios.......................................................................
Issuing A Policy.................................................................................................
   Use of the Policy.............................................................................................
   Requirements..................................................................................................
   Temporary Insurance Agreement.................................................................................
   Underwriting..................................................................................................
   Right to Examine the Policy...................................................................................
Death Benefits...................................................................................................
   Life Insurance Qualification..................................................................................
   Death Benefit Options.........................................................................................
   Changing the Face Amount......................................................................................
Premium Payments.................................................................................................
   Initial Premiums..............................................................................................
   Subsequent Premiums...........................................................................................
   Maximum Premium Limitation....................................................................................
   Premium Allocation............................................................................................
Charges and Deductions...........................................................................................
   Amount Deducted from Premiums.................................................................................
   Surrender Charges.............................................................................................
   Monthly Charges...............................................................................................
   Charges Assessed Against Assets of the Investment Accounts....................................................
   Charges for Transfers.........................................................................................
   Investment Management Fees and Expenses.......................................................................
   Reduction in Charges..........................................................................................
   Company Tax Considerations....................................................................................
Policy Value.....................................................................................................
   Determination of the Policy Value.............................................................................
   Units and Unit Values.........................................................................................
   Transfers of Policy Value.....................................................................................
Policy Loans.....................................................................................................
   Maximum Loan..................................................................................................
   Effect of Policy Loans........................................................................................
   Interest Charged on Policy Loans..............................................................................
   Loan Account..................................................................................................
Policy Surrender and Partial Withdrawals.........................................................................
   Policy Surrender..............................................................................................
   Partial Withdrawals...........................................................................................
Lapse and Reinstatement..........................................................................................
   Lapse.........................................................................................................
   Reinstatement.................................................................................................
The General Account..............................................................................................
   Guaranteed Interest Account...................................................................................

Other Provisions of the Policy...................................................................................
   Policyholder Rights...........................................................................................
   Beneficiary...................................................................................................
   Incontestability..............................................................................................
   Misstatement of Age or Sex....................................................................................
   Suicide Exclusion.............................................................................................
   Supplementary Benefits........................................................................................
Tax Treatment of the Policy......................................................................................
   Life Insurance Qualification..................................................................................
   Tax Treatment of Policy Benefits..............................................................................
   Alternate Minimum Tax.........................................................................................
   Income Tax Reporting..........................................................................................
Other Information................................................................................................
   Payment of Proceeds...........................................................................................
   Reports to Policyholders......................................................................................
   Distribution of the Policies..................................................................................
   Responsibilities of MFC.......................................................................................
   Voting Rights.................................................................................................
   Substitution of Portfolio Shares..............................................................................
   Records and Accounts..........................................................................................
   State Regulations.............................................................................................
   Litigation....................................................................................................
   Death Benefit Schedule with Flexible Term Insurance Option....................................................
   Further Information...........................................................................................
Illustrations....................................................................................................
Financial Statements.............................................................................................
Appendix A:Definitions...........................................................................................

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY

         BENEFITS

         Some of the benefits of purchasing the Policy are described below.


DEATH BENEFIT PROTECTION. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.



ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."



TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.



INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Manufacturers Investment Trust prospectus that accompanies this prospectus.



FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and an additional policy rider. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

         RISKS

         Some of the risks of purchasing the Policy are described below.


FLUCTUATING INVESTMENT PERFORMANCE. Policy Value invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Manufacturers Investment Trust prospectus which is accompanies this prospectus. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.



UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.



POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.

DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your Policy's death benefit.



ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your Policy in the first 10 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.



ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLE

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                TRANSACTION FEES


------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                                    WHEN CHARGE IS DEDUCTED                          AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed            Upon receipt of premium                                2% of each premium paid
on Premium (Load)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Surrender Charge (Load)         -    the Policy is surrendered for its Net Cash        10% (Policy Year 1)*
                                             Surrender Value,

                                        -    a partial withdrawal is made in excess of the
                                             Free Partial Withdrawal Amount,

                                        -    the Face Amount is decreased, or

                                        -    the Policy lapses.

------------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                           Upon Transfer                                          $25 (only applies to transfers in
                                                                                               excess of 12 in a Policy Year)
------------------------------------------------------------------------------------------------------------------------------------


*The Surrender Charge declines in subsequent Policy Years as noted below:

Policy Year    Percentage       Policy Year       Percentage
    1            10.00%              6              5.00%
    2             7.50%              7              4.00%
    3             5.00%              8              3.00%
    4             5.00%              9              2.00%
    5             5.00%             10+             0.00%


The Surrender Charge is expressed as a percentage of total premiums paid from the Effective Date to the Policy Year shown. However, premiums paid in any year in excess of the Target Premium, and premiums paid after the fifth Policy Year are not included in the determination of total premiums paid.


The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for your Policy.

             ANNUAL CHARGES OTHER THAN THOSE OF THE TRUST PORTFOLIOS


------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                                 WHEN CHARGE IS DEDUCTED                             AMOUNT DEDUCTED#
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance*                                        Monthly
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge                                                               The possible range of the cost of insurance
                                                                                         is from $0.00% to $83.33% per month per
                                                                                         $1,000 of the net amount at risk.
------------------------------------------------------------------------------------------------------------------------------------
Charge for a Representative                                                              The Cost of Insurance rate is 0.21% per
Policyowner (a 45 year old non-                                                          month per $1000 of the net amount at risk
smoking male) (rating classification
is for short form underwriting)
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance - Optional Term Rider
(Flexible Term Insurance Option)*
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charges                                                              The possible range of the cost of insurance
                                                                                         is from $0.00% to $83.33% per month per
                                                                                         $1,000 of the net amount at risk
------------------------------------------------------------------------------------------------------------------------------------
Charge for a Representative                                                              The Cost of Insurance rate is 0.10% per
Policyowner (a 45 year old non-                                                          month per $1000 of the net amount at risk
smoking male) (rating classification
is for short form underwriting)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees                           Monthly                        In Policy Years 1-10 the charge is 0.06%
                                                                                         monthly (0.75% annually)**
------------------------------------------------------------------------------------------------------------------------------------
Administrative Fees                                       Monthly                        $12 per Policy Month during the first
                                                                                         Policy Year.
------------------------------------------------------------------------------------------------------------------------------------
Loan Interest Rate (Net)                                  Annually                       1.00%***
------------------------------------------------------------------------------------------------------------------------------------



*The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company.



** Thereafter the charge is 0.03% monthly (0.40% annually).



***1.00% for Policy Years 1-10; 0.50% for Policy Years 11-20; 0.25% for Policy Years 21 and greater.



#All figures are rounded to two decimal places.



The next table described the fees and expenses of the portfolios of Manufacturers Investment Trusts that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for Manufacturers Investment Trust.






--------------------------------------------------------------------------------------------------------------------
                                 CHARGE                                                      MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio assets, including advisory fees,                    0.55%           1.57%
Rule 12b-1 fees and Other Expenses
--------------------------------------------------------------------------------------------------------------------



POLICY SUMMARY


GENERAL

The Policy is a flexible premium variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.

DEATH BENEFITS


The Policy provides a death benefit in the event of the death of the life insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit. The policyholder may change the death benefit option and increase or decrease the Face Amount.


PREMIUMS

Premium payments may be made at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to the policyholder's instructions and at the Company's discretion, to one or more of the general account and the sub-accounts of Manulife USA's Separate Account N. Allocation instructions may be changed at any time and transfers among the accounts may be made.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policyholder has allocated premiums. The policyholder may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the Policy.

POLICY LOANS

The policyholder may borrow against the Cash Surrender Value of the Policy. Loan interest at a rate of 5.00% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

The policyholder may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding monthly deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

A Policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policyholder.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A lapsed Policy may be reinstated by the policyholder at any time within the five year period following lapse if the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

The Company assesses certain charges and deductions in connection with the Policy. These include charges assessed monthly for cost of insurance and administration expenses, charges assessed daily against the assets invested in the Investment Account, and loads deducted from premiums paid. These charges are summarized in the Table of Charges and Deductions.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

Net Premiums may be allocated to the general account or to one or more of the sub-accounts of Manulife USA's Separate Account N. Each of the sub-accounts invests in Series I shares (formerly referred to as "Class A shares") of a corresponding Portfolio of the Trust. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940. The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of the Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. The policyowner should discuss this matter with his or her financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The fees and expenses of each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

         The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"). Both MSS and MFC Global (U.S.A.) are affiliates of ours.


        SUBADVISER                                                       PORTFOLIO
A I M Capital Management, Inc.                                  All Cap Growth Trust
                                                                Aggressive Growth Trust
                                                                Mid Cap Core Trust(D)

Capital Guardian Trust Company                                  Small Company Blend Trust
                                                                U.S. Large Cap Trust
                                                                (formerly, U.S. Large Cap Value Trust)
                                                                Income & Value Trust
                                                                Diversified Bond Trust

Davis Advisors                                                  Financial Services Trust
                                                                Fundamental Value Trust

Deutsche Asset Management, Inc.                                 Real Estate Securities Trust
                                                                Dynamic Growth Trust
                                                                All Cap Core Trust
                                                                Lifestyle Trusts(A)

Deutsche Asset Management                                       International Stock Trust
   Investment Services Ltd.

Fidelity Management & Research Company                          Strategic Opportunities Trust
                                                                Large Cap Growth Trust
                                                                Overseas Trust

Franklin Advisers, Inc.                                         Emerging Small Company Trust

INVESCO Funds Group, Inc.                                       Telecommunications Trust
                                                                Mid Cap Growth Trust

Jennison Associates LLC                                         Capital Appreciation Trust

Lord, Abbett & Co.                                              Mid Cap Value Trust
                                                                All Cap Value Trust

Mercury Advisors(C)                                             Large Cap Value Trust(D)

MFC Global Investment Management (U.S.A.) Limited               Pacific Rim Emerging Markets Trust
                                                                Quantitative Equity Trust
                                                                Quantitative Mid Cap Trust
                                                                Quantitative All Cap Trust(D)
                                                                Emerging Growth Trust(D)
                                                                Money Market Trust
                                                                Index Trusts
                                                                Lifestyle Trusts(A)
                                                                Balanced Trust

Massachusetts Financial Services Company                        Strategic Growth Trust
                                                                Strategic Value Trust
                                                                (formerly, Capital Opportunities Trust)
                                                                Utilities Trust

Munder Capital Management                                       Internet Technologies Trust
                                                                Small Cap Opportunities Trust(D)

Pacific Investment Management Company                           Global Bond Trust
                                                                Total Return Trust
                                                                Real Return Bond Trust(D)

Putnam Investment Management, L.L.C.                            Mid Cap Opportunities Trust
                                                                Global Equity Trust

Salomon Brothers Asset Management Inc                           U.S. Government Securities Trust
                                                                Strategic Bond Trust
                                                                Special Value Trust(D)
                                                                High Yield Trust

T. Rowe Price Associates, Inc.                                  Science & Technology Trust
                                                                Small Company Value Trust
                                                                Health Sciences Trust
                                                                Blue Chip Growth Trust
                                                                Equity-Income Trust

Templeton Investment Counsel, Inc.                              International Value Trust
                                                                International Small Cap Trust

UBS Global Asset Management                                     Global Allocation Trust
(formerly, Brinson Advisors, Inc.)                              (formerly, Tactical Allocation Trust)

Wellington Management Company, LLP                              Growth & Income Trust
                                                                Investment Quality Bond Trust
                                                                Mid Cap Stock Trust
                                                                Natural Resources Trust(D)

Van Kampen(B)                                                   Value Trust


-----------------

(A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.



(B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen." MSIM also does business under the name "Miller Anderson." Prior to May 1, 2003, Miller Anderson was named as the subadviser to the Value Trust.



(C) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."



(D) Available for sales May 5, 2003.


GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent rating agencies:

A++ A.M. Best

Superior companies have a very strong ability to meet their obligations; 1st category of 16

AA+ Fitch

Very strong capacity to meet policyholder and contract obligations; 2nd category of 22

AA+ Standard & Poor's

Very strong financial security characteristics; 2nd category of 21

Aa2 Moody's

Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manulife USA as a measure of the Company's ability to honor the death benefit but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Four (the "Separate Account") on March 17, 1987 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is MFC. The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA. Manulife USA will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manulife USA conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.

THE TRUST

Each sub-account of the Separate Account will purchase shares only of Series I (formerly referred to as Class A) of a particular Portfolio of the Trust. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts and the Equity Index Trust, are subject to a Rule 12b-1 fee of .15% of a portfolio's Series I net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife USA to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyholders, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manulife USA will also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

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INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:


The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.



The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).


The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


The EMERGING GROWTH TRUST (available for sale May 5, 2003) seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.


The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.



The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2.5 billion and $15 billion at the time of purchase.



The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. mid-size companies.


The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.

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The NATURAL RESOURCES TRUST (available for sale May 5, 2003) seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.



The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.



The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.


The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.





The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that makeup the MSCI EAFE Index.



The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.



The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").


The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.




The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.


The MID CAP CORE TRUST (available for sale May 5, 2003) seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.]


The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.



The QUANTITATIVE ALL CAP TRUST (available for sale May 5, 2003) to seek long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.



The ALL CAP CORE TRUST (formerly, Growth Trust) seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.


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The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.




The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.


The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip [growth] companies. Many of the stocks in the portfolio are expected to pay dividends.



The U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust) seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.



The STRATEGIC VALUE TRUST (formerly, Capital Opportunities Trust) seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.



The LARGE CAP VALUE TRUST (available for sale May 5, 2003) seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.


The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.


The SMALL CAP OPPORTUNITIES TRUST (available for sale May 5, 2003) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.



The SPECIAL VALUE TRUST (available for sale May 5, 2003) seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.



The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.



The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.



The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.



The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's 500 Composite Stock Price Index. (The Equity Index Trust is available only for policies issued for applications dated prior to May 1, 2000).


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The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.




The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.


The GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust) seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.


The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.



The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.


The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.


The REAL RETURN BOND TRUST (available for sale May 5, 2003) seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.


The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U.S. entities.


The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.


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The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index")*.



The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.



The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.



The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" and "Russell 2000(R) Growth" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

USE OF THE POLICY

The Policy is designed to provide to corporations and other entities life insurance coverage on their employees or other persons in whose lives they have an insurable interest. The Policy may be owned individually or by a corporation, trust, association, or similar entity. The Policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans, as a means of funding death benefit liabilities incurred under executive retirement plans, or as a source for funding cash flow obligations under such plans.

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinquish between the insured's sex and/or smoking status, with prior approval from the Company. A Policy will only be issued on the lives of insureds from ages 20 through 80.

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Each Policy is issued with a Policy Date, an Effective Date and an Issue Date.
The Policy Date is the date coverage takes effect under the Policy and the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company approves issuance of the Policy and the date the Company receives at least the minimum initial premium. The Issue Date is the date from which the Suicide and Incontestability provisions of the Policy are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

(i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

(ii) the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust. As of the Effective Date, the premiums paid plus interest credited, net of the premium load, will be allocated among the Investment Accounts and/or Guaranteed Interest Account in accordance with the policyholder's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

MINIMUM INITIAL FACE AMOUNT

Manulife USA will issue a Policy only if it has a Face Amount of at least
$50,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

UNDERWRITING

The policies are offered on three underwriting bases, which vary by the amount of information required of the prospective insured. These bases are: short form underwriting, simplified underwriting, and regular (medical) underwriting. These are described in more detail below. Regardless of which underwriting procedure is used, the acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

SHORT FORM UNDERWRITING

Generally, the availability of short form underwriting depends on the characteristics of the Case, such as the number of lives to be insured and the amounts of insurance. Under Short Form underwriting, a proposed Insured is required to answer qualifying questions in the application, but is not required to submit to a medical or paramedical exam. Short form underwriting is generally available only up to issue age 65.

SIMPLIFIED UNDERWRITING

Like short form underwriting the availability of simplified underwriting depends on the characteristics of the Case. Under Simplified Underwriting, the proposed insured is required to respond satisfactorily to certain health questions in the application. Medical records, such as "Attending Physician's Statements" (APS's) are generally required. In some instances, a blood test may also be required.

REGULAR UNDERWRITING

If the requirements for short form or simplified underwriting are not satisfied, the Company will require satisfactory evidence of insurability. This may include medical exams and other information. Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after it is received. Some states provide a longer period of time to exercise this right. The Policy will indicate if the policyholder has a longer time. The Policy can be mailed or delivered to the Manulife USA agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to:

(a) the difference between payments made and amounts allocated to the Separate Account and the Guaranteed Interest Account; plus

(b) the value of the amount allocated to the Separate Account and the Guaranteed Interest Account as of the date the returned Policy is received by the Company; minus

(c) any partial withdrawals made and policy loans taken.

Some state laws require the refund of all premiums paid, without adjustment for the investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market Trust during the right to examine period, and the policyholder will receive a refund of all payments made less any partial withdrawals and policy loans taken.

If a policyholder requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If cancelled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyholder may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

DEATH BENEFITS

If the Policy is in force at the time of the life insured's death, the Company will pay an insurance benefit upon receipt of Due Proof of Death. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyholder may choose a Policy which uses either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

CASH VALUE ACCUMULATION TEST

Under the Cash Value Accumulation Test ("CVA Test"), the Policy's death benefit must be at least equal to the Minimum Death Benefit. There is no restriction on the amount of premiums that may be paid into a Policy. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any premium that would increase the net amount at risk under the Policy.

GUIDELINE PREMIUM TEST

The Guideline Premium Test ("GLP Test") restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below). However, the Minimum Death Benefit Percentages are lower than those required under the Cash Value Accumulation Test.

Changes to the Policy may affect the maximum amount of premiums, such as:

-    A change in the policy's Face Amount.

-    A change in the death benefit option.

-    Partial Withdrawals.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policyholder to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.

MINIMUM DEATH BENEFIT

Both the Cash Value Accumulation Test ("CVA Test") and the Guideline Premium Test ("GLP Test") require a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. The Minimum Death Benefit Percentages for each test are shown in the Table of Minimum Death Benefit Percentages.

                   TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES

-------------------------------------------------------------------------------------------
          GLP TEST          CVA TEST                       GLP TEST           CVA TEST
AGE        PERCENT      MALE        FEMALE        AGE       PERCENT       MALE       FEMALE
-------------------------------------------------------------------------------------------
20          250%        653%         779%         60         130%         192%        221%
21          250%        634%         754%         61         128%         187%        214%
22          250%        615%         730%         62         126%         182%        208%
23          250%        597%         706%         63         124%         178%        203%
24          250%        580%         684%         64         122%         174%        197%
25          250%        562%         662%         65         120%         170%        192%
26          250%        545%         640%         66         119%         166%        187%
27          250%        528%         619%         67         118%         162%        182%
28          250%        511%         599%         68         117%         159%        177%
29          250%        494%         580%         69         116%         155%        173%
30          250%        479%         561%         70         115%         152%        169%
31          250%        463%         542%         71         113%         149%        164%
32          250%        448%         525%         72         111%         146%        160%
33          250%        433%         507%         73         109%         144%        156%
34          250%        419%         491%         74         107%         141%        153%
-------------------------------------------------------------------------------------------
35          250%        406%         475%         75         105%         139%        149%
36          250%        392%         459%         76         105%         136%        146%
37          250%        380%         444%         77         105%         134%        143%
38          250%        367%         430%         78         105%         132%        140%
39          250%        356%         416%         79         105%         130%        138%
40          250%        344%         403%         80         105%         129%        135%
41          243%        333%         390%         81         105%         127%        133%
42          236%        323%         378%         82         105%         125%        130%
43          229%        313%         366%         83         105%         124%        128%
44          222%        303%         355%         84         105%         122%        126%
45          215%        294%         344%         85         105%         121%        124%
46          209%        285%         333%         86         105%         120%        123%
47          203%        277%         323%         87         105%         119%        121%
48          197%        268%         313%         88         105%         118%        119%
49          191%        260%         304%         89         105%         116%        118%
50          185%        253%         295%         90         105%         116%        117%
51          178%        245%         286%         91         104%         115%        115%
52          171%        238%         278%         92         103%         114%        114%
53          164%        232%         270%         93         102%         112%        113%
54          157%        225%         262%         94         101%         111%        112%
55          150%        219%         254%         95         100%         110%        110%
56          146%        213%         247%         96         100%         109%        109%
57          142%        207%         240%         97         100%         107%        107%
58          138%        202%         233%         98         100%         106%        106%
59          134%        197%         227%         99         100%         105%        105%
-------------------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

There are two death benefit options, described below.

DEATH BENEFIT OPTION 1

Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2

Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION

The death benefit option may be changed on the first day of any Policy month. The change will occur on the first day of the next Policy month which is 30 days after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value on the date of the change. The Policy will not be assessed a Surrender Charge for a reduction in Face Amount solely due to a change in the death benefit option.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value on the date of the change. No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this Prospectus, a policyholder may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

Increases in Face Amount are subject to satisfactory evidence of insurability. An increase will become effective at the beginning of the Policy month following the date Manulife USA approves the requested increase. The Company reserves the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum Issue Age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in Face Amount will result in the Policy's being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. For purposes of determining the new Surrender Charges a portion of the premiums paid on or subsequent to the increase will be deemed to be premiums attributable to the increase. The portion attributable to the increase in any Policy Year will be the amount of premiums in excess of the sum of the Target Premiums for the (i) initial Face Amount during the first five Policy Years and (ii) all prior increases that are in effect at the time of the increase in Face Amount and have been in effect for less than five years.

INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. There will be no new Surrender Charges associated with these increases, since Surrender Charges will have already been assessed at the time of the prior decrease.

DECREASE IN FACE AMOUNT

A written request from a policyholder for a decrease in the Face Amount must be received by Manulife USA at least 30 days prior to the first day of a policy month for the change to take effect on the first day of that policy month. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively.

SURRENDER CHARGES ASSESSED ON A DECREASE

A portion of a Policy's Surrender Charge will be deducted from the Policy Value on a decrease in Face Amount. Since Surrender Charges are determined separately for the initial Face Amount and each Face Amount Increase, the portion of the Surrender Charges to be deducted with respect to each level of insurance coverage will be determined separately. The portion of the Surrender Charge deducted with respect to a level of coverage will be equal to:

(a) the amount of the decrease; divided by

(b) the amount of the coverage prior to the decrease; multiplied by

(c) the Surrender Charge for the coverage.

The charges will be allocated among the Investment Accounts and the Guaranteed Interest Account in the same proportion as the Policy Value in each bears to the Net Policy Value.

Whenever a portion of the surrender charges are deducted as a result of a decrease in Face Amount, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately prior to the decrease in Face Amount.

FACTORS THAT AFFECT THE DEATH BENEFIT

In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Guaranteed Interest Account in accordance with the policyholder's instructions.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Guaranteed Interest Account as of the date the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each policy month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

EXCEPTION FOR CERTAIN STATES

Some state laws require the refund of all premiums paid, without adjustment for gains and losses of the Separate Account, if a Policy is returned during the right to examine period. In these states, all Net Premiums will be allocated to the Money Market Trust during the right to examine period. At the end of this period, the Policy Value in the Money Market Trust will be allocated among the Investment Accounts or the Guaranteed Interest Account. The Policy will state if a return of premiums is required.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount during the lifetime of the life insured, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyholder wishes to pay. Manulife USA will send notices to the policyholder setting forth the planned premium at the payment interval selected by the policyholder. However, the policyholder is under no obligation to make the indicated payment.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

MAXIMUM PREMIUM LIMITATION

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then-current maximum premium limitation. The maximum premium limitations are set forth in the Policy.

PREMIUM ALLOCATION

Premiums may be allocated to either the Guaranteed Interest Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Guaranteed Interest Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. Alternatively, a policyholder may specify the allocation of a specific premium payment in dollar amounts, so long as the total allocation among the Investment Accounts equals the Net Premium paid. A policyholder may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

AMOUNT DEDUCTED FROM PREMIUMS

Manulife USA deducts an amount from each premium payment equal to 2.00% of the premium. Premium Loads are paid to the Company and are deducted in order to cover federal, state and local taxes on premium payments.

SURRENDER CHARGES

The Company will deduct a Surrender Charge if during the first 10 years following the Policy Date, or the effective date of a Face Amount increase:

-    the Policy is surrendered for its Net Cash Surrender Value,

-    a partial withdrawal is made in excess of the Free Partial Withdrawal
     Amount,

-    the Face Amount is decreased, or

-    the Policy lapses.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

The Surrender Charge is paid to the Company and is expressed as a percentage of the total premiums paid from the Effective Date. However, premiums paid in any Policy Year in excess of the Target Premium, and premiums paid after the fifth Policy Year, are not counted in the determination of total premiums paid. Therefore, the timing of premium payments may affect the amount of the Surrender Charge. The percentages vary by Policy Year as follows:

Policy Year            Percentage
     1                   10.00%
     2                    7.50%
     3                    5.00%
     4                    5.00%
     5                    5.00%
     6                    5.00%
     7                    4.00%
     8                    3.00%
     9                    2.00%
    10+                   0.00%

Although the percentages remain level or decrease as the Policy Year increases, the total dollar amount of Surrender Charges may increase, as the total premium paid increases.

The Target Premium is based on the Face Amount, as well as the insured's age at issue and sex, and is set forth in the Policy.

Depending upon the circumstances, including the premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Free Withdrawal Amount to the Net Cash Surrender Value of the Policy immediately prior to the withdrawal. The Surrender Charges will be deducted on a pro-rata basis from each of the Investment Accounts and the Guaranteed Interest Account. If the amount in the accounts are not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

FREE WITHDRAWAL AMOUNT

The Free Withdrawal Amount is equal to 10% of the Net Cash Surrender Value at the time of the withdrawal. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each policy month, a deduction is due from the Policy Value to cover certain charges in connection with the Policy until the insured reaches age 100. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:

(i) a monthly administration charge;

(ii) a monthly charge for the cost of insurance;

(iii) a monthly charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyholder, the monthly deduction will be allocated among the Investment Accounts and the Guaranteed Interest Account in the same proportion as the Policy value in each bears to the Net Policy Value.

ADMINISTRATION CHARGE

This charge will be equal to $12 per policy month, which is guaranteed not to increase. The charge os paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is paid to the Company and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each policy month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases in the order of the increases.

The net amount at risk is equal to the greater of zero, or the result of
(a)minus (b) where:

(a) is the death benefit as of the first day of the month, divided by 1.0032737; and

(b) is the Policy Value as of the first day of the month.

The cost of insurance rate is based upon the following factors:

- the issue age, sex (unless unisex rates are required by law) and smoking status of the life insured;

-    the underwriting class of the Policy;

-    the number of years since issue or since an increase in Face Amount;

-    the amount of the Death Benefit in excess of the Face Amount; and

-    any extra charges for additional ratings indicated in the Policy.

Since the net amount of risk for Death Benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlyling investment options chosen, payment of premiums and charges assessed.

Cost of insurance rates will generally increase with the life insured's age.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be changed from time to time on a basis which does not unfairly discriminate within the class of lives insured. In no event will the cost of insurance rate exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge will be made applicable to such Supplementary Benefit.

CHARGES ASSESSED AGAINST ASSETS OF THE INVESTMENT ACCOUNTS

A daily charge is assessed against amounts in the Investment Accounts equal to a percentage of the value of the Investment Account. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that lives insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                                                          Equivalent Annual
                       Daily Mortality and              Mortality and Expense
Policy Year            Expense Risk Charge                   Risk Charge
   1-10                   0.000020625%                          0.75%
    11+                   0.000010981%                          0.40%

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a policy year.

INVESTMENT MANAGEMENT FEES AND EXPENSES

The investment management fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for the Policy, are set forth in the prospectus for the Trust which is attached to this prospectus. These fees and expenses are also set forth above in the "Table of Investment Management Fees and Expenses."

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations for multiple life sales. Manulife USA reserves the right to reduce any of the Policy's loads or charges on certain Cases where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyholder, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any policyholders.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE




DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyholder by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Guaranteed Interest Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

GUARANTEED INTEREST ACCOUNT

Amounts in the Guaranteed Interest Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA. For a detailed description of the Guaranteed Interest Account, see "The General Account - Guaranteed Interest Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transaction are made on that day;

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transaction were made for that day; and

(c) is a charge not exceeding the daily mortality and expense risk charge shown in the "Charges and Deductions - Charges Assessed Against Assets of the Investment Accounts" section.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Due to the fact that the daily mortality and expense risk charge varies by Policy Years, two unit values will be calculated for each sub-account commencing 10 years after the effective date of the first Policy.

TRANSFERS OF POLICY VALUE

At any time, a policyholder may transfer Policy Value from one sub-account to another or to the Guaranteed Interest Account. Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

These transfer privileges are subject to the Company's consent. The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. In addition, transfer privileges are subject to any restrictions that may be imposed by the Trust.

TRANSFER CHARGES

A policyholder may make up to twelve transfers each policy year free of charge. Additional transfers in each policy year may be made at a cost of $25 per transfer. This charge will be allocated among the Investment Accounts and the Guaranteed Interest Account in the same proportion as the amount transferred from each bears to the total amount transferred. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs, discussed below, do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING GUARANTEED INTEREST ACCOUNT

The maximum amount that may be transferred from the Guaranteed Interest Account in any one policy year is the greater of $500 or 25% of the Guaranteed Interest Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Guaranteed Interest Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manulife USA will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

POLICY LOANS

At any time while this Policy is in force, a policyholder may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits - Policy Loan Interest."

MAXIMUM LOAN

The amount of any loan cannot exceed the amount which would cause the Policy Debt to equal the Loan Value of the Policy on the date of the loan.

LOAN VALUE

The Loan Value is equal to the Policy's Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.


EFFECT OF POLICY LOANS


A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Guaranteed Interest Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.00%.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Guaranteed Interest Account and transferred to the Loan Account. The policyholder may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Guaranteed Interest Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Spread. The Loan Spread varies by policy year as follows:

Policy Year         Loan Spread
    1-10               1.00%
   11-20               0.50%
      21+              0.25%

LOAN ACCOUNT ADJUSTMENTS

On the first day of each policy month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Guaranteed Interest Account. Amounts transferred from the Loan Account will be allocated to the Investment Accounts and the Guaranteed Interest Account in the same proportion as the value in each Investment Account and the Guaranteed Interest Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Guaranteed Interest Account or the Investment Accounts. Loan repayments will be allocated to the Guaranteed Interest Account and each Investment Account in the same proportion as the value in each Investment Account and the Guaranteed Interest Account bears to the Net Policy Value.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which Manulife USA receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

A policyholder may make a partial withdrawal of the Net Cash Surrender Value. The policyholder may specify the portion of the withdrawal to be taken from each Investment Account and the Guaranteed Interest Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges."

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges. Reductions in Face Amount resulting from partial withdrawals will not incur any Surrender Charges above the Surrender Charges applicable to the withdrawal.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE

A Policy will go into default if at the beginning of any policy month the Policy's Net Cash Surrender Value would go below zero after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." Manulife USA will notify the policyholder of the default and will allow a 61 day grace period in which the policyholder may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any appliable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

REINSTATEMENT

A policyholder can reinstate a Policy which has terminated after going into default at any time within the five year period following the date of termination subject to the following conditions:

(a) The Policy must not have been surrendered for its Net Cash Surrender Value;

(b) Evidence of the life insured's insurability satisfactory to Manulife USA is furnished to the Company; and

(c) A premium equal to the payment required during the grace period following default to keep the Policy in force is paid to the Company.

Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.




THE GENERAL ACCOUNT

The general account of Manulife USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife USA has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

GUARANTEED INTEREST ACCOUNT

A policyholder may elect to allocate net premiums to the Guaranteed Interest Account or to transfer all or a portion of the Policy Value to the Guaranteed Interest Account from the Investment Accounts. Manulife USA will hold the reserves required for any portion of the Policy Value allocated to the Guaranteed Interest Account in its general account. Transfers from the Guaranteed Interest Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE GUARANTEED INTEREST ACCOUNT

The Policy Value in the Guaranteed Interest Account is equal to:

         (a) the portion of the net premiums allocated to it; plus

         (b) any amounts transferred to it; plus

         (c) interest credited to it; less

         (d) any charges deducted from it; less

         (e) any partial withdrawals from it; less

         (f) any amounts transferred from it.

INTEREST ON THE GUARANTEED INTEREST ACCOUNT

An allocation of Policy Value to the Guaranteed Interest Account does not entitle the policyholder to share in the investment experience of the general account. Instead, Manulife USA guarantees that the Policy Value in the Guaranteed Interest Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyholder pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

POLICYHOLDER RIGHTS

Unless otherwise restricted by a separate agreement, the policyholder may:

-    Vary the premiums paid under the Policy.

-    Change the death benefit option.

-    Change the premium allocation for future premiums.

-    Transfer amounts between sub-accounts.

-    Take loans and/or partial withdrawals.

-    Surrender the contract.

-    Transfer ownership to a new owner.

- Name a contingent owner that will automatically become owner if the policyholder dies before the insured.

-    Change or revoke a contingent owner.

-    Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manulife USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manulife USA assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyholder by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyholder during the life insured's lifetime by giving written notice to the Company in a form satisfactory to us. If the life insured dies and there is no surviving beneficiary, the policyholder, or the policyholder's estate if the policyholder is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, the Company will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY

Manulife USA will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the life insured's lifetime for two years. If a Policy has been reinstated and been in force for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the life insured's stated age or sex or both in the Policy are incorrect, Manulife USA will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the life insured, whether sane or insane, dies by suicide within two years from the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), Manulife USA will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the life insured should die by suicide within two years after a Face Amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase. At the discretion of the Company, this provision may be waived under some circumstances, such as policies purchased in conjunction with certain existing benefit plans.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including, in the case of a Policy owned by a corporation or other similar entity, a benefit permitting a change in the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANULIFE USA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits or deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

1. The Policy must satisfy the definition of life insurance under Section 7702 of the Code.

2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

3. The Policy must be a valid life insurance contract under applicable state law.

4. The Policyholder must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the contract, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy which is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyholder pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec.

1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

A Policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyholder have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyholder's gross income. The IRS has stated in published rulings that a variable policyholder will be considered the owner of separate account assets if the policyholder possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyholder), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyholders were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes. The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyholder or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be generally excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code. A transfer of the Policy for valuable consideration, however, may cause a portion of the death benefit to be taxable (See "Other Transactions" below).

CASH VALUES

Generally, the policyholder will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

(a) the aggregate amount of any premiums or other consideration paid for the Policy; minus

(b) the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyholder (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract or "MEC," to the extent such amount has been excluded from gross income, will be disregarded); plus

(c) the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyholder.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

DISTRIBUTIONS FROM NON-MECs

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyholder of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyholder.

Force Outs

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyholder in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MECs

Policies classified as MECs will be subject to the following tax rules:

(a) First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

(b) Second, loans taken from or secured by such a Policy and assignments and pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

(c) Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

         (i) is made on or after the policyholder attains age 59 1/2;

         (ii) is attributable to the policyholder becoming disabled; or

         (iii) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyholder or the joint lives (or joint life expectancies) of the policyholder and the policyholder's beneficiary.

These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyholder should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during the first seven policy years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium, which would cause the Policy to become a MEC, is received within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyholder). The policyholder will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyholder does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium, which would cause the Policy to become a MEC, is received more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyholder. The portion of the premium which is not excess will be applied as of the date received. The policyholder will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyholder during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies issued after June 8, 1997 bear to the sum of such average unborrowed cash values and the average adjusted bases for all other assets of the taxpayer.

If the Policyholder is an individual, and if the taypayer is a business and is not the Policyholder, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

POLICY EXCHANGES

A policyholder generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by the Company or another insurance company, except to the extent that the policyholder receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyholder's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyholder and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split-dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

(a) the value each year of the life insurance protection provided;

(b) an amount equal to any employer-paid premiums;

(c) income equal to imputed interest on deemed employer loan; or

(d) some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manulife USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Guaranteed Interest Account values for up to six months or in the case of any Investment Account for any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (2) and (3) exist.

REPORTS TO POLICYHOLDERS

Within 30 days after each Policy Anniversary, Manulife USA will send the policyholder a statement showing, among other things:

-    the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Guaranteed Interest Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-    the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-    any other information required by law.

Each policyholder will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

Manulife Financial Securities LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife USA. Manulife Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The managing member of Manulife Financial Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.

A registered representative will receive commissions not to exceed 15% of premiums paid up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in Policy Years 1 through 5, commissions of 2.5% of premiums paid in Policy Years 6 and later, and after the fifth anniversary 0.20% of the Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MFC

MFC entered into an agreement with Manulife Securities pursuant to which MFC, on behalf of Manulife Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Securities with respect to the Policies and such other policies. Manulife Securities will promptly reimburse MFC for all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.

MFC has also entered into a Service Agreement with Manulife USA pursuant to which MFC will provide to Manulife USA with issue, administrative, general services and recordkeeping functions on behalf of Manulife USA with respect to all of its insurance policies including the Policies.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyholders having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyholders are received, including shares not attributable to the Policies, will be voted by Manulife USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyholder is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that the Company reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyholders of that action and its reasons for such action in the next communication to policyholders.

SUBSTITUTION OF PORTFOLIO SHARES

It is possible that in the judgment of the management of Manulife USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

McCamish Systems, L.L.C., 6425 Powers Ferry Road, Atlanta, Georgia 30339, will act as a Transfer Agent on behalf of Manulife USA as it relates to the Policies described in this Prospectus. In the role of a Transfer Agent, McCamish Systems will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by McCamish Systems on behalf of the Company.

STATE REGULATIONS

Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION


No litigation is pending that would have a material effect upon the Company, the Separate Account or the Trust.






DEATH BENEFIT SCHEDULE WITH FLEXIBLE TERM INSURANCE OPTION

A Policy can be issued with a schedule of death benefits which may vary by Policy Year. The entire schedule is called the Death Benefit Schedule. The Death Benefit Schedule will provide flexible term insurance to age 100. The amount of death benefit shown in the Death Benefit Schedule for any Policy Year is called the Scheduled Annual Death Benefit for that Policy Year. Any amount of Scheduled Annual Death Benefit over and above the death benefit provided by the Policy will be provided by Flexible Term Insurance (the "Rider"). The combined death benefit of the Policy and Rider may be the Scheduled Annual Death Benefit alone (similar to Death Benefit Option 1), or the Scheduled Annual Death Benefit plus the Policy Value (similar to Death Benefit Option 2).

A Policy may be combined with the Rider to result in an initial Scheduled Annual Death Benefit equal to the same Face Amount that could be acquired under the Policy alone. Depending upon the amount of premium paid into the Policy, combining the Policy and the Rider may result in a surrender charge for the Policy that is lower than the surrender charge provided under the Policy alone. In addition, current cost of insurance rates for the Rider are less than those for the Policy in the first fifteen Policy years, but greater than the rates for the Policy in Policy Year 16 and later.

A policyholder may, upon written request, change the Death Benefit Schedule. A written request for a change which results in a decrease to the Scheduled Annual Death Benefit must be received at least 30 days prior to the first day of a policy month for the change to take effect as of that policy month. A written request for a change which results in an increase to the Scheduled Annual Death Benefit in any Policy Year will take effect at the beginning of the month following the date the Company approves the request. Increases in the Death Benefit Schedule are subject to evidence of insurability satisfactory to the Company, A requested decrease in the Schedule will require a decrease in the Policy's Face Amount if the new Death Benefit Schedule in any year is less than the Face Amount. In this case, the Face Amount will be reduced to the Scheduled Annual Death Benefit. If a decrease in Face Amount is required, Surrender Charges will be assessed as provided under "Decrease in Face Amount - Surrender Charges Assessed on a Decrease".

If the policyholder changes the Death Benefit Option of the Policy from Death Benefit Option 2 to Death Benefit Option 1 and if the Face Amount of the Policy after the change would be greater than the Scheduled Annual Death Benefit in effect at the time of the change, then the Face Amount after the change will be equal to the Scheduled Annual Death Benefit.

If the Face Amount of the Policy is increased then the Scheduled Annual Death Benefit for all Policy Years after and including the effective date of the change will be increased by the same amount. If the Face Amount of the Policy is decreased then the Scheduled Annual Death Benefit for all Policy Years after and including the effective date of the change will be decreased by the same amount. This provision does not apply to increases or decreases in Face Amount due to a change in the Death Benefit Option.

If in any Policy Year, the Face Amount is greater than the Scheduled Annual Death Benefit for that Policy Year, the Face Amount will be reduced to be equal to the Scheduled Annual Death Benefit. If the Face Amount is decreased, Surrender Charges will be assessed as provided under "Decrease in Face Amount - Surrender Charges Assessed on a Decrease."

Year to year changes within the Death Benefit Schedule, as well as a change in the Death Benefit Schedule itself, may also have an effect on the maximum amount of premium that a policyholder may pay into a Policy. The Company will inform you of any such change. The Company reserves the right to limit a change in the Death Benefit Schedule so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

The Rider is subject to the same Incontestability, Misstatement of Age or Sex, and Suicide Exclusion provisions as the Policy.

The Rider terminates on the termination date of the Policy. The policyholder may, however, terminate the Rider prior to the termination date of the Policy by sending the Company a written request to terminate the Rider. The Rider will then terminate at the end of the month in which the Company receives the request.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact Manulife USA's Home Office, the address and telephone number of which are on the first page of the prospectus.

ILLUSTRATIONS

The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time set forth in the Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                                   APPENDIX A

DEFINITIONS

Attained Age

is the Issue Age of the life insured plus the number of completed Policy Years.

Business Day

is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Case

is a group of Policies covering individuals with common employment or other relationship, independent of the Policies.

Cash Surrender Value

is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

Due Proof of Death

Due Proof of Death is required upon the death of the insured. One of the following must be received at the Service Office:

(a)      A certified copy of a death certificate;

(b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

(c)      Any other proof satisfactory to the Company.

Effective Date

is the date when the first monthly deductions are taken. The Effective Date is the later of:

(a)      the date the Company approves issuance of the Policy; and

(b)      the date the Company receives at least the initial premium.

Guaranteed Interest Account

is that part of the Policy Value which reflects the value the policyholder has in the general account of the Company.

Home Office

is the main office of the Company.

Investment Account

is that part of the Policy Value which reflects the value the policyholder has in one of the sub-accounts of the Separate Account.

Issue Age

is the life insured's age on the birthday closer to the Policy Date.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.

Loan Account

is that part of the Policy Value which reflects policy loans and interest credited to the Policy Value in connection with such loans.

Net Cash Surrender Value
is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium

is the premium paid less the Premium Load.

Policy Anniversary

is the same date each year as the Policy Date.

Policy Date

is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and the date from which charges for the first monthly deduction are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.

Policy Year

is a period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary

Policy Value

is the sum of the values in the Loan Account, the Guaranteed Interest Account, and the Investment Accounts.

Service Office

is McCamish Systems, L.L.C., 6425 Powers Ferry Road, Atlanta, Georgia 30339, or such other service center or address as the Company may hereafter specify to the policyholder by written notice.

Target Premium

is an amount used to measure the Surrender Charge under a Policy. The Target Premium is based on the Face Amount, as well as the insured's age at issue and sex, and is set forth in the Policy.

[back cover]

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

         Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.


The Registrant's Investment Company and 1933 Act File Numbers are 811 5130 and 333-71312 respectively.

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

      THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

                                       OF

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

         This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company (U.S.A.) at the mailing address of the Service Office 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5 or telephoning 1 (800) 827 4546.

      The date of this Statement of Additional Information is May 1, 2003.

                The Manufacturers Life Insurance Company (U.S.A.)
                           38500 North Woodward Avenue
                        Bloomfield Hills, Michigan 48304


ManUSA COLI

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

General Information and History.................................................
Services
       Independent Auditors.....................................................
Principal Underwriters..........................................................
Additional Information About Charges............................................
Illustrations...................................................................
Financial Statements............................................................

                        GENERAL INFORMATION AND HISTORY

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

SEPARATE ACCOUNT N

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Four (the "Separate Account") on March 17, 1987 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is MFC. The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

                                    SERVICES

INDEPENDENT AUDITORS


         The independent auditors of the Company are Ernst & Young LLP, located at 2001 Market Street, Philadelphia, PA 19103.



         The consolidated financial statements of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 and the financial statements of Separate Account N of the Manufacturers Life Insurance Company (U.S.A.) at December 31, 2002 and 2001, and for each of the periods ended December 31, 2002 and 2001, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


                              PRINCIPAL UNDERWRITER


         Manulife Financial Securities LLC, ("Manulife Financial Securities") an indirect wholly-owned subsidiary of Manufacturers Life, serves as principal underwriter of the policies. (Prior to January 1, 2002, ManEquity, Inc., which was also an indirect wholly-owned subsidiary of Manufacturers Life, served as principal underwriter of the policies.) Policies are offered on a continuous basis. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.



         The aggregate dollar amount of underwriting commissions paid to Manulife Financial Securities in 2002 was $275,138,774. Manulife
Financial Securities did not retained any of these amounts during such periods.

         The aggregate dollar amount of underwriting commissions paid to ManEquity in 2001 and 2000 was $56,463,871 and $62,735,766, respectively.
The aggregate dollar amount of underwriting commissions retained by ManEquity in 2001 and 2000 were $1,267,599 and $1,762,026, respectively. ManEquity did not retained any of these amounts during such periods.


A registered representative will receive commissions not to exceed 115% of premiums in the first year, 2% of all premiums paid in the second year and after, and after the second anniversary 0.15% of the Net Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.

                      ADDITIONAL INFORMATION ABOUT CHARGES

         A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                                 ILLUSTRATIONS

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

ASSUMPTIONS

- Hypothetical gross annual investment returns for the Portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6%, and 12% over the periods indicated.

-    An Insured who is a male, Issue Age 45, non-smoker.

-    A Face Amount of $365,000 in all Policy Years.

- Payment of an annual premium of $20,000 each year for the first seven Policy Years. Premiums are paid on the Policy Anniversary.

- All Premiums are allocated to and remain in the Variable Account for the entire period shown.

-    There are no transfers, partial withdrawals, or policy loans.

- Tables 1, 2, and 3 assume regular underwriting. Tables 4, 5, and 6 assume short form underwriting.

-    The Cash Value Accumulation Test is used.

- The illustrations assume all charges currently assessed against the Policy, including monthly cost of insurance charges and administrative charges and mortality and expense risk charges. The first set of columns in each table, under the heading "Current Charges", assumes cost of insurance rates currently expected to be charged. The second set of columns, under the heading "Guaranteed Charges", assumes maximum cost of insurance rates.


- The amounts shown in the Tables also take into account the Portfolios' advisory fees and operating expenses, which are assumed to be at an annual rate of 0.984% of the average daily net assets of the portfolio.


The Death Benefits, Policy Values, and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6%, and 12%, but fluctuated over and under those averages throughout the years. The values would also be different depending on the allocation of a Policy's total Policy Value among the sub-accounts, if the actual rates of return averaged 0%, 6%, or 12%, but the rates of each Portfolio varied above and below such averages.

The gross annual rates of returns correspond to net annual rates of return according to the table below:


                                           Gross Rate of Return
               Policy Year         0.00%          6.00%             12.00%
               -----------------------------------------------------------
Net Rate          1-10            -1.57%          4.35%             10.24%
of Return         11+             -1.28%          4.65%             10.57%


Current cost of insurance charges are not guaranteed and may be changed.


The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustration shown in this prospectus.



Upon request, the Company will furnish a comparable illustration based on the proposed life insured's Issue Age, sex and risk class, any additional ratings and the death benefit option, Face Amount, Death Benefit Schedule (if applicable), and planned premium requested.


From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include cash surrender values and death benefit figures computed or using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables.

The Policies were first sold to the public on September 11, 1998. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be the same as for the first full year the Policies were offered.

                         Table 1 - Regular Underwriting
                  Hypothetical Gross Investment Return of 0.00%

                                                    Current Charges
-----------------------------------------------------------------------------------------------------------------------
                 Premium     Policy      plus      less     Less     plus       Policy              Net Cash     Death
Pol     Annual    Accum       Value       Net     Admin     Cost    Invest      Value     Surr     Surrender    Benefit
Year   Premium    at 5%      Beg Yr     Premium    Fees    of Ins   Earning     End Yr   Charge      Value       End Yr
  1    20,000     21,000           0    19,600     144       761      -301      18,394    2,000      16,394     365,000
  2    20,000     43,050      18,394    19,600     144     1,015      -588      36,247    3,000      33,247     365,000
  3    20,000     66,203      36,247    19,600     144     1,235      -867      53,601    3,000      50,601     365,000
  4    20,000     90,513      53,601    19,600     144     1,317    -1,139      70,601    4,000      66,601     365,000
  5    20,000    116,038      70,601    19,600     144     1,346    -1,406      87,305    5,000      82,305     365,000
  6    20,000    142,840      87,305    19,600     144     1,392    -1,669     103,700    5,000      98,700     365,000
  7    20,000    170,982     103,700    19,600     144     1,430    -1,926     119,800    4,000     115,800     365,000
  8         0    179,531     119,800         0     144     1,580    -1,870     116,205    3,000     113,205     365,000
  9         0    188,508     116,205         0     144     1,771    -1,812     112,478    2,000     110,478     365,000
 10         0    197,933     112,478         0     144     2,008    -1,751     108,575        0     108,575     365,000
 11         0    207,830     108,575         0     144     2,053    -1,371     105,008        0     105,008     365,000
 12         0    218,221     105,008         0     144     2,059    -1,325     101,479        0     101,479     365,000
 13         0    229,132     101,479         0     144     2,014    -1,280      98,041        0      98,041     365,000
 14         0    240,589      98,041         0     144     1,831    -1,238      94,828        0      94,828     365,000
 15         0    252,619      94,828         0     144     1,495    -1,199      91,990        0      91,990     365,000
 16         0    265,249      91,990         0     144     1,656    -1,162      89,029        0      89,029     365,000
 17         0    278,512      89,029         0     144     1,826    -1,123      85,936        0      85,936     365,000
 18         0    292,438      85,936         0     144     2,018    -1,082      82,692        0      82,692     365,000
 19         0    307,059      82,692         0     144     2,212    -1,039      79,297        0      79,297     365,000
 20         0    322,412      79,297         0     144     2,417      -994      75,741        0      75,741     365,000
 25         0    411,489      58,945         0     144     4,299      -722      53,780        0      53,780     365,000
 30         0    525,176      26,996         0     144     8,331      -286      18,235        0      18,235     365,000

                                                    Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------
                 Premium     Policy      plus      less     Less     plus       Policy              Net Cash     Death
Pol     Annual    Accum       Value       Net     Admin     Cost    Invest      Value     Surr     Surrender    Benefit
Year   Premium    at 5%      Beg Yr     Premium    Fees    of Ins   Earning     End Yr   Charge      Value       End Yr
  1    20,000     21,000           0    19,600     144     1,570      -321      17,564    2,000      15,564     365,000
  2    20,000     43,050      17,564    19,600     144     1,613      -624      34,784    3,000      31,784     365,000
  3    20,000     66,203      34,784    19,600     144     1,653      -920      51,668    3,000      48,668     365,000
  4    20,000     90,513      51,668    19,600     144     1,687    -1,210      68,227    4,000      64,227     365,000
  5    20,000    116,038      68,227    19,600     144     1,724    -1,495      84,464    5,000      79,464     365,000
  6    20,000    142,840      84,464    19,600     144     1,754    -1,774     100,392    5,000      95,392     365,000
  7    20,000    170,982     100,392    19,600     144     1,793    -2,048     116,007    4,000     112,007     365,000
  8         0    179,531     116,007         0     144     1,988    -1,978     111,898    3,000     108,898     365,000
  9         0    188,508     111,898         0     144     2,211    -1,905     107,638    2,000     105,638     365,000
 10         0    197,933     107,638         0     144     2,468    -1,829     103,197        0     103,197     365,000
 11         0    207,830     103,197         0     144     2,749    -1,398      98,905        0      98,905     365,000
 12         0    218,221      98,905         0     144     3,060    -1,336      94,365        0      94,365     365,000
 13         0    229,132      94,365         0     144     3,393    -1,271      89,557        0      89,557     365,000
 14         0    240,589      89,557         0     144     3,759    -1,203      84,451        0      84,451     365,000
 15         0    252,619      84,451         0     144     4,163    -1,129      79,015        0      79,015     365,000
 16         0    265,249      79,015         0     144     4,622    -1,051      73,198        0      73,198     365,000
 17         0    278,512      73,198         0     144     5,148      -967      66,939        0      66,939     365,000
 18         0    292,438      66,939         0     144     5,756      -877      60,161        0      60,161     365,000
 19         0    307,059      60,161         0     144     6,466      -778      52,773        0      52,773     365,000
 20         0    322,412      52,773         0     144     7,283      -671      44,676        0      44,676     365,000
 25         0    411,489       3,058         0      24     2,178        -3           0        0           0           0
 30         0    525,176           0         0       0         0         0           0        0           0           0

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

                         Table 2 - Regular Underwriting
                  Hypothetical Gross Investment Return of 6.00%

                                                    Current Charges
-----------------------------------------------------------------------------------------------------------------------
                 Premium     Policy      plus      less     Less     plus       Policy              Net Cash     Death
Pol     Annual    Accum       Value       Net     Admin     Cost    Invest      Value     Surr     Surrender    Benefit
Year   Premium    at 5%      Beg Yr     Premium    Fees    of Ins   Earning     End Yr   Charge      Value       End Yr
  1    20,000          0           0    19,600     144       760       828      19,524    2,000      17,524     365,000
  2    20,000     18,863      19,524    19,600     144     1,008     1,668      39,640    3,000      36,640     365,000
  3    20,000     38,515      39,640    19,600     144     1,215     2,535      60,416    3,000      57,416     365,000
  4    20,000     58,992      60,416    19,600     144     1,276     3,434      82,029    4,000      78,029     365,000
  5    20,000     80,344      82,029    19,600     144     1,277     4,370     104,578    5,000      99,578     365,000
  6    20,000    102,659     104,578    19,600     144     1,282     5,347     128,099    5,000     123,099     365,000
  7    20,000    125,963     128,099    19,600     144     1,273     6,366     152,648    4,000     148,648     373,988
  8         0    150,359     152,648         0     144     1,358     6,579     157,725    3,000     154,725     375,385
  9         0    155,288     157,725         0     144     1,473     6,796     162,904    2,000     160,904     377,936
 10         0    160,333     162,904         0     144     1,605     7,017     168,172        0     168,172     378,386
 11         0    165,493     168,172         0     144     1,584     7,772     174,216        0     174,216     381,533
 12         0    171,343     174,216         0     144     1,534     8,055     180,593        0     180,593     384,663
 13         0    177,502     180,593         0     144     1,447     8,353     187,355        0     187,355     387,824
 14         0    184,180     187,355         0     144     1,280     8,672     194,602        0     194,602     393,096
 15         0    191,384     194,602         0     144     1,026     9,015     202,446        0     202,446     398,819
 16         0    199,095     202,446         0     144     1,109     9,377     210,571        0     210,571     404,295
 17         0    207,228     210,571         0     144     1,194     9,753     218,986        0     218,986     409,503
 18         0    215,716     218,986         0     144     1,286    10,142     227,697        0     227,697     414,408
 19         0    224,507     227,697         0     144     1,394    10,544     236,703        0     236,703     421,331
 20         0    233,540     236,703         0     144     1,509    10,959     246,009        0     246,009     428,056
 25         0    283,090     286,164         0     144     2,340    13,237     296,918        0     296,918     460,222
 30         0    339,681     342,372         0     144     3,751    15,815     354,292        0     354,292     499,552

                                                    Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------
                 Premium     Policy      plus      less     Less     plus       Policy              Net Cash     Death
Pol     Annual    Accum       Value       Net     Admin     Cost    Invest      Value     Surr     Surrender    Benefit
Year   Premium    at 5%      Beg Yr     Premium    Fees    of Ins   Earning     End Yr   Charge      Value       End Yr
  1    20,000     21,000           0    19,600     144     1,568       780      18,668    2,000      16,668     365,000
  2    20,000     43,050      18,668    19,600     144     1,602     1,558      38,080    3,000      35,080     365,000
  3    20,000     66,203      38,080    19,600     144     1,627     2,368      58,278    3,000      55,278     365,000
  4    20,000     90,513      58,278    19,600     144     1,637     3,211      79,308    4,000      75,308     365,000
  5    20,000    116,038      79,308    19,600     144     1,639     4,089     101,214    5,000      96,214     365,000
  6    20,000    142,840     101,214    19,600     144     1,621     5,004     124,054    5,000     119,054     365,000
  7    20,000    170,982     124,054    19,600     144     1,593     5,959     147,876    4,000     143,876     365,000
  8         0    179,531     147,876         0     144     1,703     6,132     152,161    3,000     149,161     365,000
  9         0    188,508     152,161         0     144     1,826     6,308     156,499    2,000     154,499     365,000
 10         0    197,933     156,499         0     144     1,963     6,487     160,879        0     160,879     365,000
 11         0    207,830     160,879         0     144     2,101     7,253     165,886        0     165,886     365,000
 12         0    218,221     165,886         0     144     2,242     7,477     170,977        0     170,977     365,000
 13         0    229,132     170,977         0     144     2,379     7,705     176,159        0     176,159     365,000
 14         0    240,589     176,159         0     144     2,518     7,937     181,433        0     181,433     366,494
 15         0    252,619     181,433         0     144     2,662     8,173     186,799        0     186,799     367,995
 16         0    265,249     186,799         0     144     2,817     8,413     192,251        0     192,251     369,123
 17         0    278,512     192,251         0     144     2,981     8,656     197,783        0     197,783     369,854
 18         0    292,438     197,783         0     144     3,158     8,903     203,384        0     203,384     370,160
 19         0    307,059     203,384         0     144     3,370     9,153     209,023        0     209,023     372,062
 20         0    322,412     209,023         0     144     3,599     9,404     214,684        0     214,684     373,550
 25         0    411,489     237,518         0     144     4,733    10,670     243,311        0     243,311     377,133
 30         0    525,176     266,062         0     144     6,335    11,928     271,512        0     271,512     382,831

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

                         Table 3 - Regular Underwriting
                 Hypothetical Gross Investment Return of 12.00%

                                                    Current Charges
------------------------------------------------------------------------------------------------------------------------
                  Premium      Policy     plus     less    less      plus      Policy              Net Cash      Death
Pol     Annual     Accum        Value      Net    Admin    Cost     Invest      Value      Surr    Surrender    Benefit
Year    Premium    at 5%       Beg Yr    Premium   Fees   of Ins    Earning    End Yr     Charge     Value      End Yr
 1      20,000     21,000           0    19,600    144       759      1,957      20,654   2,000       18,654     365,000
 2      20,000     43,050       20,654   19,600    144     1,002      4,059      43,168   3,000       40,168     365,000
 3      20,000     66,203       43,168   19,600    144     1,194      6,353      67,783   3,000       64,783     365,000
 4      20,000     90,513       67,783   19,600    144     1,232      8,871      94,878   4,000       90,878     365,000
 5      20,000    116,038       94,878   19,600    144     1,198     11,647     124,783   5,000      119,783     365,000
 6      20,000    142,840      124,783   19,600    144     1,199     14,709     157,749   5,000      152,749     399,105
 7      20,000    170,982      157,749   19,600    144     1,358     18,076     193,923   4,000      189,923     475,111
 8           0    179,531      193,923        0    144     1,467     19,767     212,078   3,000      209,078     504,746
 9           0    188,508      212,078        0    144     1,606     21,618     231,946   2,000      229,946     538,115
10           0    197,933      231,946        0    144     1,754     23,644     253,693       0      253,693     570,809
11           0    207,830      253,693        0    144     1,771     26,710     278,488       0      278,488     609,890
12           0    218,221      278,488        0    144     1,770     29,332     305,906       0      305,906     651,579
13           0    229,132      305,906        0    144     1,756     32,231     336,237       0      336,237     696,010
14           0    240,589      336,237        0    144     1,694     35,441     369,839       0      369,839     747,075
15           0    252,619      369,839        0    144     1,618     38,998     407,075       0      407,075     801,938
16           0    265,249      407,075        0    144     1,945     42,916     447,901       0      447,901     859,971
17           0    278,512      447,901        0    144     2,324     47,211     492,644       0      492,644     921,244
18           0    292,438      492,644        0    144     2,770     51,916     541,645       0      541,645     985,794
19           0    307,059      541,645        0    144     3,332     57,064     595,233       0      595,233   1,059,514
20           0    322,412      595,233        0    144     3,977     62,693     653,805       0      653,805   1,137,621
25           0    411,489      947,759        0    144     8,297     99,719   1,039,037       0    1,039,037   1,610,507
30           0    525,176    1,493,770        0    144    16,965    156,956   1,633,616       0    1,633,616   2,303,399

                                                  Guaranteed Charges
------------------------------------------------------------------------------------------------------------------------
                  Premium      Policy     plus    less     less      plus      Policy              Net Cash      Death
Pol     Annual     Accum        Value      Net    Admin    Cost     Invest      Value      Surr    Surrender    Benefit
Year    Premium    at 5%       Beg Yr    Premium  Fees    of Ins    Earning    End Yr     Charge     Value      End Yr
 1      20,000     21,000            0   19,600    144     1,566     1,882       19,773   2,000       17,773     365,000
 2      20,000     43,050       19,773   19,600    144     1,592     3,872       41,509   3,000       38,509     365,000
 3      20,000     66,203       41,509   19,600    144     1,600     6,061       65,426   3,000       62,426     365,000
 4      20,000     90,513       65,426   19,600    144     1,583     8,471       91,770   4,000       87,770     365,000
 5      20,000    116,038       91,770   19,600    144     1,541    11,126      120,811   5,000      115,811     365,000
 6      20,000    142,840      120,811   19,600    144     1,504    14,054      152,818   5,000      147,818     386,629
 7      20,000    170,982      152,818   19,600    144     1,887    17,258      187,645   4,000      183,645     459,730
 8           0    179,531      187,645        0    144     2,131    18,779      204,149   3,000      201,149     485,875
 9           0    188,508      204,149        0    144     2,426    20,426      222,005   2,000      220,005     515,052
10           0    197,933      222,005        0    144     2,741    22,207      241,328       0      241,328     542,988
11           0    207,830      241,328        0    144     3,110    25,064      263,138       0      263,138     576,272
12           0    218,221      263,138        0    144     3,524    27,323      286,793       0      286,793     610,868
13           0    229,132      286,793        0    144     3,962    29,773      312,459       0      312,459     646,791
14           0    240,589      312,459        0    144     4,476    32,429      340,269       0      340,269     687,343
15           0    252,619      340,269        0    144     5,036    35,307      370,396       0      370,396     729,680
16           0    265,249      370,396        0    144     5,658    38,424      403,019       0      403,019     773,796
17           0    278,512      403,019        0    144     6,348    41,799      438,326       0      438,326     819,669
18           0    292,438      438,326        0    144     7,116    45,450      476,515       0      476,515     867,257
19           0    307,059      476,515        0    144     8,072    49,392      517,691       0      517,691     921,490
20           0    322,412      517,691        0    144     9,137    53,640      562,050       0      562,050     977,967
25           0    411,489      776,340        0    144    15,874    80,324      840,646       0      840,646   1,303,001
30           0    525,176    1,147,661        0    144    28,036   118,493    1,237,975       0    1,237,975   1,745,544

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-    No supplemental benefits or term riders are illustrated.

                        Table 4 - Short Form Underwriting
                  Hypothetical Gross Investment Return of 0.00%

                                                    Current Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium     Policy      plus    less     less      plus      Policy              Net Cash     Death
Pol     Annual     Accum      Value       Net     Admin    Cost     Invest      Value      Surr    Surrender   Benefit
Year    Premium    at 5%      Beg Yr     Premium  Fees    of Ins    Earning    End Yr     Charge     Value      End Yr
  1     20,000     21,000          0     19,600    144       873      -300     18,283     2,000     16,283     365,000
  2     20,000     43,050     18,283     19,600    144     1,059      -586     36,095     3,000     33,095     365,000
  3     20,000     66,203     36,095     19,600    144     1,273      -864     53,414     3,000     50,414     365,000
  4     20,000     90,513     53,414     19,600    144     1,490    -1,135     70,246     4,000     66,246     365,000
  5     20,000    116,038     70,246     19,600    144     1,656    -1,398     86,647     5,000     81,647     365,000
  6     20,000    142,840     86,647     19,600    144     1,692    -1,656    102,756     5,000     97,756     365,000
  7     20,000    170,982    102,756     19,600    144     1,684    -1,909    118,618     4,000    114,618     365,000
  8          0    179,531    118,618          0    144     1,820    -1,850    114,805     3,000    111,805     365,000
  9          0    188,508    114,805          0    144     2,005    -1,788    110,869     2,000    108,869     365,000
 10          0    197,933    110,869          0    144     2,220    -1,724    106,780         0    106,780     365,000
 11          0    207,830    106,780          0    144     2,257    -1,346    103,033         0    103,033     365,000
 12          0    218,221    103,033          0    144     2,246    -1,298     99,345         0     99,345     365,000
 13          0    229,132     99,345          0    144     2,191    -1,252     95,758         0     95,758     365,000
 14          0    240,589     95,758          0    144     2,016    -1,207     92,391         0     92,391     365,000
 15          0    252,619     92,391          0    144     1,699    -1,166     89,382         0     89,382     365,000
 16          0    265,249     89,382          0    144     1,844    -1,127     86,267         0     86,267     365,000
 17          0    278,512     86,267          0    144     2,006    -1,086     83,031         0     83,031     365,000
 18          0    292,438     83,031          0    144     2,175    -1,044     79,668         0     79,668     365,000
 19          0    307,059     79,668          0    144     2,335    -1,000     76,190         0     76,190     365,000
 20          0    322,412     76,190          0    144     2,503      -954     72,589         0     72,589     365,000
 25          0    411,489     55,819          0    144     4,343      -681     50,650         0     50,650     365,000
 30          0    525,176     23,793          0    144     8,410      -245     14,995         0     14,995     365,000

                                                  Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium     Policy      plus    less     less      plus      Policy              Net Cash     Death
Pol      Annual    Accum      Value        Net    Admin    Cost     Invest      Value      Surr    Surrender   Benefit
Year    Premium    at 5%      Beg Yr     Premium  Fees    of Ins    Earning    End Yr     Charge     Value     End Yr
  1     20,000     21,000          0     19,600    144     1,570      -321     17,564     2,000     15,564     365,000
  2     20,000     43,050     17,564     19,600    144     1,613      -624     34,784     3,000     31,784     365,000
  3     20,000     66,203     34,784     19,600    144     1,653      -920     51,668     3,000     48,668     365,000
  4     20,000     90,513     51,668     19,600    144     1,687    -1,210     68,227     4,000     64,227     365,000
  5     20,000    116,038     68,227     19,600    144     1,724    -1,495     84,464     5,000     79,464     365,000
  6     20,000    142,840     84,464     19,600    144     1,754    -1,774    100,392     5,000     95,392     365,000
  7     20,000    170,982    100,392     19,600    144     1,793    -2,048    116,007     4,000    112,007     365,000
  8          0    179,531    116,007          0    144     1,988    -1,978    111,898     3,000    108,898     365,000
  9          0    188,508    111,898          0    144     2,211    -1,905    107,638     2,000    105,638     365,000
 10          0    197,933    107,638          0    144     2,468    -1,829    103,197         0    103,197     365,000
 11          0    207,830    103,197          0    144     2,749    -1,398     98,905         0     98,905     365,000
 12          0    218,221     98,905          0    144     3,060    -1,336     94,365         0     94,365     365,000
 13          0    229,132     94,365          0    144     3,393    -1,271     89,557         0     89,557     365,000
 14          0    240,589     89,557          0    144     3,759    -1,203     84,451         0     84,451     365,000
 15          0    252,619     84,451          0    144     4,163    -1,129     79,015         0     79,015     365,000
 16          0    265,249     79,015          0    144     4,622    -1,051     73,198         0     73,198     365,000
 17          0    278,512     73,198          0    144     5,148      -967     66,939         0     66,939     365,000
 18          0    292,438     66,939          0    144     5,756      -877     60,161         0     60,161     365,000
 19          0    307,059     60,161          0    144     6,466      -778     52,773         0     52,773     365,000
 20          0    322,412     52,773          0    144     7,283      -671     44,676         0     44,676     365,000
 25          0    411,489      3,058          0     24     2,178        -3          0         0          0           0
 30          0    525,176          0          0      0         0         0          0         0          0           0

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-    No supplemental benefits or term riders are illustrated.

                       Table 5 - Short Form Underwriting
                 Hypothetical Gross Investment Return of 6.00%

                                                    Current Charges
------------------------------------------------------------------------------------------------------------------------
                 Premium     Policy      plus    less     less      plus       Policy             Net Cash      Death
 Pol    Annual    Accum       Value       Net    Admin    Cost     Invest      Value     Surr     Surrender    Benefit
Year   Premium    at 5%      Beg Yr    Premium   Fees    of Ins    Earning     End Yr   Charge      Value       End Yr
  1    20,000     21,000           0    19,600    144       872       825      19,410    2,000      17,410     365,000
  2    20,000     43,050      19,410    19,600    144     1,052     1,662      39,476    3,000      36,476     365,000
  3    20,000     66,203      39,476    19,600    144     1,252     2,527      60,207    3,000      57,207     365,000
  4    20,000     90,513      60,207    19,600    144     1,444     3,421      81,639    4,000      77,639     365,000
  5    20,000    116,038      81,639    19,600    144     1,571     4,346     103,870    5,000      98,870     365,000
  6    20,000    142,840     103,870    19,600    144     1,558     5,310     127,077    5,000     122,077     365,000
  7    20,000    170,982     127,077    19,600    144     1,494     6,317     151,356    4,000     147,356     370,822
  8         0    179,531     151,356         0    144     1,557     6,518     156,173    3,000     153,173     371,692
  9         0    188,508     156,173         0    144     1,656     6,724     161,098    2,000     159,098     373,746
 10         0    197,933     161,098         0    144     1,762     6,935     166,127        0     166,127     373,786
 11         0    207,830     166,127         0    144     1,727     7,674     171,930        0     171,930     376,527
 12         0    218,221     171,930         0    144     1,656     7,945     178,075        0     178,075     379,300
 13         0    229,132     178,075         0    144     1,558     8,233     184,607        0     184,607     382,136
 14         0    240,589     184,607         0    144     1,392     8,541     191,612        0     191,612     387,057
 15         0    252,619     191,612         0    144     1,145     8,873     199,196        0     199,196     392,416
 16         0    265,249     199,196         0    144     1,210     9,224     207,066        0     207,066     397,566
 17         0    278,512     207,066         0    144     1,281     9,588     215,228        0     215,228     402,476
 18         0    292,438     215,228         0    144     1,352     9,965     223,697        0     223,697     407,129
 19         0    307,059     223,697         0    144     1,430    10,357     232,480        0     232,480     413,814
 20         0    322,412     232,480         0    144     1,516    10,763     241,583        0     241,583     420,354
 25         0    411,489     281,034         0    144     2,289    13,000     291,602        0     291,602     451,983
 30         0    525,176     336,283         0    144     3,669    15,534     348,005        0     348,005     490,687

                                                   Guaranteed Charges
------------------------------------------------------------------------------------------------------------------------
                 Premium      Policy      plus    less     less     plus       Policy             Net Cash      Death
 Pol    Annual    Accum        Value       Net   Admin     Cost    Invest      Value     Surr     Surrender    Benefit
Year   Premium    at 5%       Beg Yr    Premium   Fees    of Ins   Earning     End Yr   Charge      Value      End Yr
  1    20,000     21,000           0    19,600    144     1,568       780      18,668    2,000      16,668     365,000
  2    20,000     43,050      18,668    19,600    144     1,602     1,558      38,080    3,000      35,080     365,000
  3    20,000     66,203      38,080    19,600    144     1,627     2,368      58,278    3,000      55,278     365,000
  4    20,000     90,513      58,278    19,600    144     1,637     3,211      79,308    4,000      75,308     365,000
  5    20,000    116,038      79,308    19,600    144     1,639     4,089     101,214    5,000      96,214     365,000
  6    20,000    142,840     101,214    19,600    144     1,621     5,004     124,054    5,000     119,054     365,000
  7    20,000    170,982     124,054    19,600    144     1,593     5,959     147,876    4,000     143,876     365,000
  8         0    179,531     147,876         0    144     1,703     6,132     152,161    3,000     149,161     365,000
  9         0    188,508     152,161         0    144     1,826     6,308     156,499    2,000     154,499     365,000
 10         0    197,933     156,499         0    144     1,963     6,487     160,879        0     160,879     365,000
 11         0    207,830     160,879         0    144     2,101     7,253     165,886        0     165,886     365,000
 12         0    218,221     165,886         0    144     2,242     7,477     170,977        0     170,977     365,000
 13         0    229,132     170,977         0    144     2,379     7,705     176,159        0     176,159     365,000
 14         0    240,589     176,159         0    144     2,518     7,937     181,433        0     181,433     366,494
 15         0    252,619     181,433         0    144     2,662     8,173     186,799        0     186,799     367,995
 16         0    265,249     186,799         0    144     2,817     8,413     192,251        0     192,251     369,123
 17         0    278,512     192,251         0    144     2,981     8,656     197,783        0     197,783     369,854
 18         0    292,438     197,783         0    144     3,158     8,903     203,384        0     203,384     370,160
 19         0    307,059     203,384         0    144     3,370     9,153     209,023        0     209,023     372,062
 20         0    322,412     209,023         0    144     3,599     9,404     214,684        0     214,684     373,550
 25         0    411,489     237,518         0    144     4,733    10,670     243,311        0     243,311     377,133
 30         0    525,176     266,062         0    144     6,335    11,928     271,512        0     271,512     382,831

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-    No supplemental benefits or term riders are illustrated.

                      Table 6 - Short Form Underwriting
                Hypothetical Gross Investment Return of 12.00%

                                                   Current Charges
------------------------------------------------------------------------------------------------------------------------
                 Premium     Policy      plus    less     less     plus      Policy               Net Cash     Death
 Pol    Annual    Accum      Value       Net     Admin    Cost    Invest     Value       Surr    Surrender    Benefit
Year   Premium    at 5%      Beg Yr    Premium   Fees    of Ins   Earning    End Yr     Charge     Value      End Yr
  1    20,000     21,000           0    19,600    144       871     1,951     20,537     2,000      18,537     365,000
  2    20,000     43,050      20,537    19,600    144     1,045     4,044     42,993     3,000      39,993     365,000
  3    20,000     66,203      42,993    19,600    144     1,231     6,333     67,551     3,000      64,551     365,000
  4    20,000     90,513      67,551    19,600    144     1,394     8,839     94,451     4,000      90,451     365,000
  5    20,000    116,038      94,451    19,600    144     1,475    11,588    124,021     5,000     119,021     365,000
  6    20,000    142,840     124,021    19,600    144     1,454    14,618    156,640     5,000     151,640     396,300
  7    20,000    170,982     156,640    19,600    144     1,615    17,949    192,430     4,000     188,430     471,454
  8         0    179,531     192,430         0    144     1,713    19,601    210,174     3,000     207,174     500,214
  9         0    188,508     210,174         0    144     1,852    21,410    229,588     2,000     227,588     532,645
 10         0    197,933     229,588         0    144     1,989    23,390    250,846         0     250,846     564,403
 11         0    207,830     250,846         0    144     2,001    26,397    275,097         0     275,097     602,463
 12         0    218,221     275,097         0    144     1,989    28,961    301,925         0     301,925     643,100
 13         0    229,132     301,925         0    144     1,965    31,798    331,615         0     331,615     686,442
 14         0    240,589     331,615         0    144     1,896    34,941    364,516         0     364,516     736,322
 15         0    252,619     364,516         0    144     1,797    38,425    401,000         0     401,000     789,970
 16         0    265,249     401,000         0    144     2,113    42,264    441,007         0     441,007     846,733
 17         0    278,512     441,007         0    144     2,484    46,473    484,852         0     484,852     906,673
 18         0    292,438     484,852         0    144     2,909    51,084    532,883         0     532,883     969,847
 19         0    307,059     532,883         0    144     3,413    56,133    585,460         0     585,460   1,042,118
 20         0    322,412     585,460         0    144     4,003    61,659    642,972         0     642,972   1,118,770
 25         0    411,489     932,042         0    144     8,159    98,065  1,021,804         0   1,021,804   1,583,796
 30         0    525,176   1,468,984         0    144    16,683   154,351  1,606,508         0   1,606,508   2,265,176

                                                   Guaranteed Charges
------------------------------------------------------------------------------------------------------------------------
                 Premium    Policy      plus    less     less     plus      Policy               Net Cash     Death
 Pol   Annual     Accum     Value        Net    Admin    Cost    Invest     Value       Surr    Surrender    Benefit
Year   Premium    at 5%     Beg Yr    Premium   Fees    of Ins   Earning    End Yr     Charge     Value       End Yr
  1    20,000     21,000          0    19,600    144     1,566     1,882     19,773     2,000      17,773     365,000
  2    20,000     43,050     19,773    19,600    144     1,592     3,872     41,509     3,000      38,509     365,000
  3    20,000     66,203     41,509    19,600    144     1,600     6,061     65,426     3,000      62,426     365,000
  4    20,000     90,513     65,426    19,600    144     1,583     8,471     91,770     4,000      87,770     365,000
  5    20,000    116,038     91,770    19,600    144     1,541    11,126    120,811     5,000     115,811     365,000
  6    20,000    142,840    120,811    19,600    144     1,504    14,054    152,818     5,000     147,818     386,629
  7    20,000    170,982    152,818    19,600    144     1,887    17,258    187,645     4,000     183,645     459,730
  8         0    179,531    187,645         0    144     2,131    18,779    204,149     3,000     201,149     485,875
  9         0    188,508    204,149         0    144     2,426    20,426    222,005     2,000     220,005     515,052
 10         0    197,933    222,005         0    144     2,741    22,207    241,328         0     241,328     542,988
 11         0    207,830    241,328         0    144     3,110    25,064    263,138         0     263,138     576,272
 12         0    218,221    263,138         0    144     3,524    27,323    286,793         0     286,793     610,868
 13         0    229,132    286,793         0    144     3,962    29,773    312,459         0     312,459     646,791
 14         0    240,589    312,459         0    144     4,476    32,429    340,269         0     340,269     687,343
 15         0    252,619    340,269         0    144     5,036    35,307    370,396         0     370,396     729,680
 16         0    265,249    370,396         0    144     5,658    38,424    403,019         0     403,019     773,796
 17         0    278,512    403,019         0    144     6,348    41,799    438,326         0     438,326     819,669
 18         0    292,438    438,326         0    144     7,116    45,450    476,515         0     476,515     867,257
 19         0    307,059    476,515         0    144     8,072    49,392    517,691         0     517,691     921,490
 20         0    322,412    517,691         0    144     9,137    53,640    562,050         0     562,050     977,967
 25         0    411,489    776,340         0    144    15,874    80,324    840,646         0     840,646   1,303,001
 30         0    525,176  1,147,661         0    144    28,036   118,493  1,237,975         0   1,237,975   1,745,544

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-    No supplemental benefits or term riders are illustrated.

                              FINANCIAL STATEMENTS

                             THE MANUFACTURERS LIFE
                                INSURANCE COMPANY
                                    (U.S.A.)








                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2002, 2001 AND 2000












================================================================================
                            [MANULIFE FINANCIAL-LOGO]

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000




                                    CONTENTS




REPORT OF INDEPENDENT AUDITORS..............................................  1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
     CONSOLIDATED BALANCE SHEETS............................................  2
     CONSOLIDATED STATEMENTS OF INCOME......................................  3
     CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS..............  4
     CONSOLIDATED STATEMENTS OF CASH FLOWS..................................  5
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.............................  7

                         REPORT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries as of
December 31, 2002 and 2001, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

As described in note 1, The Manufacturers Life Insurance Company (U.S.A.) merged with Manulife Reinsurance Corporation (U.S.A.) on January 1, 2002. The comparative financial statements represent the combined financial statements of The Manufacturers Life Insurance Company (U.S.A.) and Manulife Reinsurance Corporation (U.S.A.).


                                                      Ernst & Young LLP


Philadelphia, Pennsylvania
March 28, 2003

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

As at December 31 ($US millions)

ASSETS                                                             2002         2001
                                                                 --------     --------

INVESTMENTS:
Securities available-for-sale, at fair value:
   Fixed-maturity (amortized cost: 2002  $10,816; 2001 $10,526)   $11,869      $11,004
   Equity (cost: 2002 $714; 2001 $809)                                679          845
Mortgage loans                                                      1,921        1,675
Real estate                                                         1,078        1,037
Policy loans                                                        2,369        2,226
Short-term investments                                                919          695
                                                                  -------      -------
TOTAL INVESTMENTS                                                 $18,835      $17,482
                                                                  -------      -------
Cash and cash equivalents                                         $   103      $   112
Deferred acquisition costs                                          2,731        2,375
Net deferred tax asset                                                 --           59
Due from affiliates                                                   561          580
Amounts recoverable from reinsurers                                 1,069          804
Other assets                                                          674          728
Separate account assets                                            29,929       30,217
                                                                  -------      -------
TOTAL ASSETS                                                      $53,902      $52,357
                                                                  =======      =======
LIABILITIES, CAPITAL AND SURPLUS

LIABILITIES:
Policyholder liabilities and accruals                             $19,302      $18,174
Notes payable                                                         370          390
Net deferred tax liability                                            196           --
Due to affiliate                                                       65          250
Other liabilities                                                     858          657
Separate account liabilities                                       29,929       30,217
                                                                  -------      -------
TOTAL LIABILITIES                                                 $50,720      $49,688
                                                                  =======      =======
CAPITAL AND SURPLUS:
Capital stock                                                     $     5      $     5
Retained earnings                                                   2,666        2,511
Accumulated other comprehensive income                                511          153
                                                                  -------      -------
TOTAL CAPITAL AND SURPLUS                                         $ 3,182      $ 2,669
                                                                  -------      -------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                            $53,902      $52,357
                                                                  =======      =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                       2002       2001      2000
-------------------------------                    -------    -------   -------
REVENUE:
   Premiums                                        $ 1,002    $ 1,044   $ 1,001
   Fee income                                          930        903       958
   Net investment income                             1,157      1,184     1,207
   Net realized investment (losses) gains             (222)        56       129
   Other                                                 4         13        (3)
                                                   -------    -------   -------
TOTAL REVENUE                                      $ 2,871    $ 3,200   $ 3,292
                                                   -------    -------   -------
BENEFITS AND EXPENSES:
   Policyholder benefits and claims                $ 1,606    $ 1,734   $ 1,744
   Operating expenses and commissions                  575        617       652
   Amortization of deferred acquisition costs           92        276       217
   Interest expense                                     42         46        59
   Policyholder dividends                              370        348       339
                                                   -------    -------   -------
TOTAL BENEFITS AND EXPENSES                        $ 2,685    $ 3,021   $ 3,011
                                                   -------    -------   -------
INCOME BEFORE INCOME TAXES                             186        179       281
                                                   -------    -------   -------
INCOME TAX EXPENSE                                      31         34        70
                                                   -------    -------   -------
NET INCOME                                         $   155    $   145   $   211
                                                   =======    =======   =======


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                              ACCUMULATED
                                                                                 OTHER           TOTAL
FOR THE YEARS ENDED DECEMBER 31                       CAPITAL    RETAINED    COMPREHENSIVE    CAPITAL AND
($US millions)                                         STOCK     EARNINGS    INCOME (LOSS)      SURPLUS
-------------------------------                       -------    --------    -------------    -----------
BALANCE, JANUARY 1, 2000 (PREVIOUSLY REPORTED)        $     5     $ 1,990       $   128         $ 2,123
Adjustments to reflect January 1, 2002 merger of
   The Manufacturers Life Insurance Company (U.S.A)
   and Manulife Reinsurance Corporation (U.S.A.)           --         165           (12)            153
                                                      -------     -------       -------         -------
BALANCE, JANUARY 1, 2000 (RESTATED)                   $     5     $ 2,155       $   116         $ 2,276
Comprehensive income                                       --         211           187             398
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2000                            $     5     $ 2,366       $   303         $ 2,674
Comprehensive income                                       --         145          (150)             (5)
Capital contribution                                       --         125            --             125
Dividend to shareholder                                    --        (125)           --            (125)
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2001                            $     5     $ 2,511       $   153         $ 2,669
Comprehensive income                                       --         155           358             513
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2002                            $     5     $ 2,666       $   511         $ 3,182
                                                      =======     =======       =======         =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                                         2002        2001        2000
-------------------------------                                      --------    --------    --------
OPERATING ACTIVITIES:
   Operating cash inflows:
     Premiums                                                        $  1,018    $  1,014    $  1,013
     Fee income                                                           981         930         962
     Net investment income                                              1,153       1,211       1,180
     Other revenue                                                          4          13          (3)
                                                                     --------    --------    --------
     TOTAL OPERATING CASH INFLOWS                                    $  3,156    $  3,168    $  3,152
   Operating cash outflows:
         Benefit payments                                               1,480       1,378       1,341
      Insurance expenses and taxes                                      1,180       1,193       1,231
      Dividends paid to policyholders                                     358         333         408
      Change in other assets and other liabilities                       (422)        (83)       (324)
                                                                     --------    --------    --------
      TOTAL OPERATING CASH OUTFLOWS                                  $  2,596    $  2,821    $  2,656
                                                                     --------    --------    --------
Net cash provided by operating activities                            $    560    $    347    $    496
                                                                     --------    --------    --------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                    $  8,634    $ 10,623    $  7,053
Fixed-maturity securities purchased                                    (9,082)    (10,743)     (7,360)
Equity securities sold                                                     34         412       1,185
Equity securities purchased                                              (214)       (587)     (1,012)
Mortgage loans advanced                                                  (432)       (334)       (187)
Mortgage loans repaid                                                     186         200         274
Real estate sold                                                            1          39          98
Real estate purchased                                                     (60)        (29)        (58)
Policy loans advanced, net                                               (143)       (228)       (155)
Short-term investments                                                   (224)         33        (334)
Dividend Paid                                                               0        (125)          0
Other investments, net                                                     (4)        (29)         (3)
                                                                     --------    --------    --------
Net cash used in investing activities                                $ (1,304)   $   (768)   $   (499)
                                                                     --------    --------    --------
FINANCING ACTIVITIES:
Deposits and interest credited to policyholder account balances      $  1,778    $  1,768    $  1,336
Withdrawals from policyholder account balances                         (1,342)     (1,450)     (1,579)
Unearned revenue (Note 13)                                                168          --          --
Amounts due to affiliates                                                 101         150         200
Principal repayment of amounts due to affiliates                         (211)       (377)         --
Capital Contribution                                                        0         156           0
Net reinsurance recoverable                                               243         121          87
Borrowed (Repaid) Funds                                                    (2)         --          (2)
                                                                     --------    --------    --------
Net cash provided by financing activities                            $    735    $    368    $     42
                                                                     --------    --------    --------
Increase (decrease) in cash and cash equivalents during the period   $     (9)   $    (53)   $     39
Cash and cash equivalents at beginning of year                            112         165         126
                                                                     --------    --------    --------
BALANCE, END OF PERIOD                                               $    103    $    112    $    165
                                                                     ========    ========    ========

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                                               2002     2001     2000
-------------------------------                                             ------   ------   ------
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
   NET INCOME                                                                $ 155    $ 145    $ 211
   ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES

     Realized gains/losses and provisions                                      222      (56)    (129)
     Net depreciation, amortization of bond premium discount and other          (5)      27      (27)
       investment related items
     Addition to policyholder liabilities and accruals                         126      356      403
     Deferred acquisition costs                                               (567)    (543)    (590)
     Amortization of deferred acquisition costs                                 92      276      217
     Increase in deferred tax liability, net                                    83       96        4
     Interest expense                                                           42       46       59
     Policyholder dividends                                                     12       15      (69)
     Change in other assets and other liabilities                              422       83      324
     Other, net                                                                (22)     (98)      93
                                                                             -----    -----    -----
NET CASH PROVIDED BY OPERATING ACTIVITIES                                    $ 560    $ 347    $ 496
                                                                             =====    =====    =====

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                           (IN MILLIONS OF US DOLLARS)



1.   ORGANIZATION AND BASIS OF PRESENTATION

     The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

     Effective January 1, 2002, Manulife Reinsurance Corporation (U.S.A.) ("MRC"), the former direct parent of ManUSA, and The Manufacturers Life Insurance Company of North America ("MNA"), a former subsidiary of ManUSA, were merged with and into ManUSA to continue under the name The Manufacturers Life Insurance Company (U.S.A.). MRC was the sole shareholder of ManUSA. Shares of ManUSA held by MRC were cancelled and ManUSA issued new shares to MRC's sole shareholder, The Manufacturers Investment Corporation ("MIC").

     Pursuant to the merger on January 1, 2002, MRC transferred its 100% interest in Manulife Reinsurance Limited (Bermuda) ("MRL"), a Bermuda based company, to MIC and as a result, MRL remains a sister company to ManUSA and a 100% controlled subsidiary of MIC.

     The amalgamation of ManUSA and MRC represents the combination of businesses under common control and has been accounted for using "pooling-of-interests" accounting. The accompanying comparative financial statements for 2001 and 2000 are restated based on the assumption that the companies have been combined since January 1, 2000 and exclude MRL which is currently a subsidiary of MIC. The following is a reconciliation of the amounts of revenue and net income previously reported for 2001 and 2000 with the restated amounts:


     FOR THE YEARS ENDED DECEMBER 31
     ($US millions)                                     2001         2000
     -------------------------------                   ------       ------
     TOTAL REVENUE:
     As previously reported by ManUSA                  $ 2,859     $ 3,044
     MRC, excluding MRL                                    341         248
                                                       -------     -------
     AS RESTATED                                       $ 3,200     $ 3,292
                                                       -------     -------
     NET INCOME:
     As previously reported by ManUSA                  $    41     $   248
     MRC, excluding MRL                                    104         (37)
                                                       -------     -------
     AS RESTATED                                       $   145     $   211
                                                       -------     -------

     Prior to January 1, 2002, ManUSA and MRC, in the normal course of business, entered into certain reinsurance and administrative transactions. These intercompany transactions have been eliminated in the accompanying consolidated financial statements and in the preceding table.

     In addition, on January 1, 2002, all of the inforce operations of The Manufacturers Life Insurance Company of America, a subsidiary of ManUSA, were transferred to ManUSA by way of an assumption reinsurance agreement and dividend declaration. As a result of this reorganization, products previously sold and administered under the name of MRC, MNA, and MLA are now offered and administered under the name of ManUSA. Also effective January 1, 2002, Manulife-Wood Logan Holding Co., Inc., Manulife Wood Logan, Inc., and Manulife Holding Corporation, all subsidiaries of ManUSA, were liquidated into ManUSA. All of these transactions have been reflected in these consolidated financial statements at carrying value.

     In December of 2000 through an issuance of shares, the Company acquired the remaining 21.6% minority interest in Manulife-Wood Logan Holding Co. Inc ("MWLH"), a subsidiary of the Company, from MRL Holding, LLC ("MRL-LLC"), an affiliated company. As this was a related party transaction, the purchase was accounted for at MRL-LLC's carrying value and no goodwill was generated.

     ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of individual insurance, reinsurance, individual wealth management and group wealth management related products. These products are marketed primarily in the United States.


2.   SIGNIFICANT ACCOUNTING POLICIES

     A)   RECENT ACCOUNTING STANDARDS

     The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations," ("SFAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). Both of these Statements were adopted by the Company effective for fiscal periods commencing January 1, 2002. SFAS 141 requires that all business combinations, other than those for businesses under common control, be accounted for using the purchase method and provides specific criteria for recognizing intangible assets separately from goodwill. Under SFAS 142, goodwill and intangible assets with an indefinite useful life are no longer amortized but are reviewed for impairment annually, or more frequently if impairment indicators arise. As at December 31, 2002, goodwill amounted to $40 (2001 - $37). The Company has reviewed the new standards and determined that its goodwill is not impaired.

     The following table presents the net income in accordance with the transitional provisions of SFAS 142 in effect since January 1, 2002:


     FOR THE YEARS ENDED DECEMBER 31
     ($US millions)                                               2001     2000
     -------------------------------                              ----     ----
     Net income as reported                                       $145     $211
     Addback:  Goodwill amortization, net of tax                     2        2
                                                                  ----     ----
     NET INCOME, EXCLUDING GOODWILL AMORTIZATION, NET OF TAX      $147     $213
                                                                  ----     ----

         The FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities," which addresses consolidation of certain variable interest entities by their primary beneficiary. This interpretation is effective for the fiscal or interim period beginning after June 15, 2003 for variable interest entities acquired before February 1, 2003, and immediately for variable interest entities created after January 31, 2003. This interpretation is not expected to have a material impact on the Company's financial results.

     C)  INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

         Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary, results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. In evaluating whether a decline in fair value is other than temporary, the Company considers various factors including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer and whether the debtor is current on contractually obligated interest and principal payments.

         Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

         Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the consolidated statements of income.

         Policy loans are reported at aggregate unpaid balances, which approximates fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than ninety days at the date of acquisition, are reported at amortized cost which approximates fair value.

     D)  DERIVATIVES

         The Company adopted the Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by Statement of Financial Accounting Standards No. 138, on January 1, 2001. As a result, all derivative instruments are reported on the Consolidated Balance Sheet at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings. There was no cumulative transition adjustment at the time of adoption.

         For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Both sets of changes are recorded through income. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net losses of $3 after tax, included in other comprehensive income as at December 31, 2002, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

     E)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     F)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. DAC associated with all other insurance and reinsurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future gross profits and any unrecoverable portion is immediately expensed.

     G)  POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

         For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized gains associated with the underlying assets.

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

         For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.0%. As at December 31, 2002, participating insurance expressed as a percentage of gross actuarial reserves and account value is 47%.

         For those participating policies inforce as of September 23, 1999 and as a result of the demutualization of The Manufacturers Life Insurance Company ("MLI"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As at December 31, 2002, $7,691 (2001 - $7,441) of both assets and actuarial liabilities related to the participating policyholders' account is included in the closed block.

         ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as at December 31, 2002.

     H)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying consolidated financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     I)  REVENUE RECOGNITION

         Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance inforce or the present value of annuity benefits, depending on the product type.

         Fee income from annuity contracts, pension contracts, and insurance contracts consist of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

         Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

     J)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

     K)  REINSURANCE

         The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

         The amount recoverable from reinsurers and pertaining to policyholder liabilities is presented as a separate asset on the consolidated balance sheets. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

     L)  STOCK-BASED COMPENSATION

         Certain of ManUSA's employees are provided compensation in the form of stock options and deferred share units in MFC, the indirect parent of the Company. The intrinsic value method of accounting is used by MFC. As a result, no expense is recognized in either MFC's or ManUSA's income for stock options as the exercise price thereon is set at the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the award grant date. The intrinsic value of the deferred share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units.

     M)  INCOME TAXES

         Income taxes have been provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

         ManUSA joins its direct parent, MIC, and its subsidiaries, with the exception of The Manufacturers Life Insurance Company of New York ("MNY"), in filing a U.S. consolidated income tax return. MNY files a separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA [note 1]. In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

     N)  FOREIGN EXCHANGE TRANSLATION

         The balance sheet and statement of income of the Company's foreign operations as well as non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the balance sheet date and average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

     O)  COMPARATIVE FIGURES

         Certain of the prior year's figures have been reclassified to conform to the current year's presentation.

     P)  USE OF ESTIMATES

         The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

         During 2002, the Company made significant adjustments to the amortized costs of its fixed-maturity and equity securities by recognizing $177 in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. Also in 2002, three items led to a combined net positive income effect from DAC and unearned revenue liability unlocking of $139. The latter changes included positive impacts from an extension of the DAC amortization period on its participating line of business, and improved mortality assumptions on its participating and universal life businesses, and a negative impact from equity market performance below historical assumptions on its variable annuity business.

3.       INVESTMENTS AND INVESTMENT INCOME

     A)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2002, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:


                                                                     GROSS                   GROSS
                                                                   UNREALIZED              UNREALIZED
          AS AT DECEMBER 31               AMORTIZED COST             GAINS                   LOSSES                   FAIR VALUE
                                       -------------------     -------------------     --------------------      -------------------
          ($US millions)                 2002        2001        2002        2001        2002         2001         2002        2001
                                       -------     -------     -------     -------     -------      -------      -------     -------
         FIXED-MATURITY SECURITIES:
         U.S. government               $ 2,562     $ 2,115     $   197     $    68     $    --      $   (11)     $ 2,759     $ 2,172
         Foreign governments             1,458       1,346         314         174          --           (2)       1,772       1,518
         Corporate                       6,326       6,303         638         322        (143)        (106)       6,821       6,519
         Asset - backed                    470         762          47          35          (1)          (2)         516         795
                                       -------     -------     -------     -------     -------      -------      -------     -------
         TOTAL FIXED-MATURITY
         SECURITIES                    $10,816     $10,526     $ 1,196     $   599     $  (144)     $  (121)     $11,868     $11,004
                                       -------     -------     -------     -------     -------      -------      -------     -------
         EQUITY SECURITIES             $   714     $   809     $    38     $    93     $   (73)     $   (57)     $   679     $   845
                                       -------     -------     -------     -------     -------      -------      -------     -------

         Proceeds from sales of fixed-maturity securities during 2002 were $8,481 (2001 - $10,710 and 2000 - $7,053). Gross gains and losses of
         $218 and $154 respectively, were realized on those sales (2001 - $230 and $100 respectively, 2000 - $80 and $258 respectively). In addition during 2002, other-than-temporary impairments of $109 (2001 - $73, 2000
         - $83) were recognized in income.


         Proceeds from the sale of equity securities during 2002 were $34 (2001
         - $412 and 2000 - $1,185). Gross gains and losses of $48 and $84 respectively, were realized on those sales (2001 - $20 and $31 respectively, 2000 - $319 and $60 respectively). In addition during 2002, other-than-temporary impairments of $135 (2001 - $48, 2000 - nil) were recognized in income.


         The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

         The contractual maturities of fixed-maturity securities at December 31, 2002 are shown below.


         AS AT DECEMBER 31, 2002
         ($US millions)                                                   AMORTIZED COST        FAIR VALUE
                                                                          --------------        ----------
         Fixed-maturity securities, excluding mortgage-backed securities:
              One year or less                                               $   465             $    475
              Greater than 1; up to 5 years                                    1,668                1,764
              Greater than 5; up to 10 years                                   2,740                2,968
              Due after 10 years                                               5,473                6,150
         Asset - backed securities                                               470                  512
                                                                             -------             --------
         TOTAL FIXED-MATURITY SECURITIES                                     $10,816             $ 11,869
                                                                             =======             ========

         Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

     B)  MORTGAGE LOANS

         Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related specifically identified allowance for mortgage loan losses were as follows:

          AS AT DECEMBER 31
          ($US millions)                                                            2002                  2001
          -------------------------------------------                              -------               ------
          IMPAIRED LOANS                                                           $   80                $   79
                                                                                   -------               ------

          Allowance, January 1                                                     $   50                $   51

          Deductions                                                                  (14)                   (1)
                                                                                   ------                ------
          ALLOWANCE, DECEMBER 31                                                   $   36                $   50
                                                                                   ======                ======


      C) INVESTMENT INCOME

         Income by type of investment was as follows:

          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                 2002            2001             2000
          --------------------------------------------                 --------         ------           ------
          Fixed-maturity securities                                    $  729           $  751           $  794

          Equity securities                                                11               11               11

          Mortgage loans                                                  139              128              126

          Investment real estate                                           88               91              105

          Other investments                                               228              239              231
                                                                       ------           ------           ------

          Gross investment income                                       1,195            1,224            1,267

          Investment expenses                                             (38)             (36)             (60)
                                                                       ------           ------           ------

          NET INVESTMENT INCOME                                        $1,157           $1,184           $1,207
                                                                       ======           ======           ======


      D) SIGNIFICANT EQUITY INTERESTS

         ManUSA holds a 27.7% indirect interest in Flex Leasing I, LLC and a 19.6% direct interest in Flex Leasing II, LLC. These investments are accounted for using the equity method whereby ManUSA recognizes its proportionate share of the respective investee's net income or loss. As at December 31, 2002, the sum of total assets for both these investees was $393 (2001 - $396), with total liabilities amounting to $322 (2001
         - $295). For the year ended December 31, 2002, total net loss for both these investees amounted to $0.5 (2001 - $4).

     E)  SECURITIES LENDING

         The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is lodged by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As at December 31, 2002, the Company has loaned securities (which are included in invested assets) with a carrying value and market value of approximately $1,316 and $1,407 respectively (2001 - $1,122 and $1,148 respectively)

4.       COMPREHENSIVE INCOME

     A)  TOTAL COMPREHENSIVE INCOME WAS AS FOLLOWS:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                     2002            2001           2000
          ---------------------------------------------------------         ------          ------         ------
          NET INCOME                                                        $  155          $  145         $  211
                                                                            ------          ------         ------

          OTHER COMPREHENSIVE INCOME, NET OF DAC, DEFERRED INCOME TAXES
          AND OTHER AMOUNTS REQUIRED TO SATISFY POLICYHOLDER LIABILITIES:
            Unrealized holding gains (losses) arising during the year          269            (118)           228
            Minimum pension liability                                          (25)             (3)            -
            Foreign currency translation                                        44             (13)            (2)
            Less:
              Reclassification adjustment for realized gains and
                losses included in net income                                   70             (16)           (39)
                                                                            ------           -----          -----

          Other comprehensive income                                           358            (150)           187
                                                                            ------           -----          -----

          COMPREHENSIVE INCOME                                              $  513          $   (5)        $  398
                                                                            ------           -----          -----

           Other comprehensive income is reported net of tax expense (benefit) of $169, $(74), and $102 for 2002, 2001 and 2000, respectively.

     B)  ACCUMULATED OTHER COMPREHENSIVE INCOME IS COMPRISED OF THE FOLLOWING:


           AS AT DECEMBER 31
           ($US millions)                                                           2002                   2001
           -------------------------------------------                            -------                 -------
           UNREALIZED GAINS :
                Beginning balance                                                 $   173                 $   307
                Current period change                                                 339                    (134)
                                                                                  -------                 -------

                Ending balance                                                    $   512                 $   173
                                                                                  -------                 -------
           MINIMUM PENSION LIABILITY:
                Beginning balance                                                 $    (3)                $     -
                Current period change                                                 (25)                     (3)
                                                                                  -------                 -------

                Ending balance                                                    $   (28)                $    (3)
                                                                                  -------                 -------
           FOREIGN CURRENCY:
                Beginning balance                                                 $   (17)                $    (4)
                Current period change                                                  44                     (13)
                                                                                  -------                 -------

                Ending balance                                                    $    27                 $   (17)
                                                                                  -------                 -------

           ACCUMULATED OTHER COMPREHENSIVE INCOME                                 $   511                 $   153
                                                                                  =======                 =======

     C)  UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE

         Net unrealized gains on fixed-maturity and equity securities included in other comprehensive income were as follows:


         AS AT DECEMBER 31
         ($US millions)                                                             2002                    2001
         --------------------------------------------                              ------                  ------
         Gross unrealized gains                                                    $1,234                  $  692

         Gross unrealized losses                                                     (217)                   (178)

         DAC and other amounts required to satisfy policyholder liabilities          (251)                   (244)

         Deferred income taxes                                                       (254)                    (97)
                                                                                   ------                  ------
         NET UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE                     $  512                  $  173
                                                                                   ------                  ------



 5.      DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                            2002                   2001
          -------------------------------------------                              -------               --------
          Balance, January 1                                                       $ 2,375               $  2,133
          Capitalization                                                               568                    543
          Amortization                                                                 (92)                  (276)
          Effect of net unrealized gains on securities
            available-for-sale                                                        (118)                   (25)
                                                                                   -------               --------

          BALANCE, DECEMBER 31                                                     $ 2,731               $  2,375
                                                                                   -------               --------



 6.      INCOME TAXES

         The components of income tax expense were as follows:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                         2002             2001            2000
          -------------------------------------------                           ------           ------           -----
          Current (benefit) expense                                             $  (52)          $  (62)           $ 66

          Deferred expense                                                          83               96               4
                                                                                ------           ------            ----

          TOTAL INCOME TAX EXPENSE                                              $   31           $   34            $ 70
                                                                                ======           ======            ====


          Income before federal income taxes differs from taxable income principally due to tax-exempt investment income; dividends received tax deductions, differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

6.       INCOME TAXES (CONTINUED)

         Deferred income tax assets (liabilities), result from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date. The Company's deferred income tax assets (liabilities) are as follows:

          AS AT DECEMBER 31
          ($US millions)                                                     2002           2001            2000
          --------------------------------------------                      -------        -------         ------
          DEFERRED TAX ASSETS:

               Policy reserves                                              $   576        $   689         $  652

               Investments                                                        5              1             19

               Policyholder dividends payable                                    13             13             11

               Net capital loss carried forward                                   -              -              6

               Net operating loss carried forward                               214             93             41

               Other deferred tax assets                                         60             49             40
                                                                            -------        -------         ------

          Total Deferred tax assets                                         $   868        $   845         $  769
                                                                            -------        -------         ------

          DEFERRED TAX LIABILITIES:

               Deferred acquisition costs                                   $   548        $   431         $  357

               Unrealized gains on securities available-for-sale                349            169            146

               Premiums receivable                                               27             32             23

               Investments                                                       90            117             52

               Other deferred tax liabilities                                    50             37             43
                                                                            -------        -------         ------

          Total Deferred tax liabilities                                    $ 1,064        $   786         $  621
                                                                            -------        -------         ------

          NET DEFERRED TAX (LIABILITIES) ASSETS                             $  (196)       $    59         $  148
                                                                            -------        -------         ------

         ManUSA files a consolidated federal income tax return with its direct parent MIC, and it's subsidiaries, excluding MNY, which files its own separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA.

         A tax sharing agreement between ManUSA and the various companies sets forth the manner in which each company's provision (benefit) is computed. In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates. Such settlements occur on a periodic basis.

         At December 31, 2002, the Company has operating loss carryforwards of $612 that will begin to expire in 2011, and $1.4 million of tax credits with no expiry limitation. At December 31, 2001 and December 31, 2000, the company had operating loss carryforwards of $266 and $117 respectively that will begin to expire in 2011, and $1.4 and $0.9 million respectively of tax credits with no expiry limitation.


7.       NOTE PAYABLE

         On December 29, 1997, the Company issued two surplus debentures for $240 bearing interest at 7.93% per annum to MIC. Both of these debentures mature on February 1, 2022.

         On April 1, 1998, the Company issued two additional surplus debentures for $150 bearing interest at 8.10% per annum to MIC. Both of these debentures mature on February 1, 2022. During 2002, a partial principal repayment of $20 on one of the debentures was made.

         Except in the event of insolvency or wind-up of the Company, these instruments may not be redeemed during the period of five years from date of issue without the approval of the Office of the Superintendent of Financial Institutions of Canada. Interest accrued and expensed was $31 for each of 2002, 2001, and 2000. Interest paid was $32, $31, and $31 for 2002, 2001, and 2000, respectively.


8.       CAPITAL AND SURPLUS

         Capital Stock is comprised of the following:


         AS AT DECEMBER 31
         ($US millions)                                                      2002                     2001
         ------------------------------------------------------              ----                     ----
         AUTHORIZED:
              50,000,000 Preferred shares, Par value $1.00                     -                       -
              50,000,000 Common shares, Par value $1.00
         ISSUED AND OUTSTANDING:
              100,000 Preferred shares
              4,728,934 Common shares                                          5                       5
                                                                             ---                      ---

          As part of the reorganization that was effected January 1, 2002, all of ManUSA's outstanding preferred shares and common shares that were held by MRC were redeemed and then reissued to MIC at the same stated value [note 1].

         ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

         Net income (loss) and net capital and surplus, as determined in accordance with statutory accounting principles for ManUSA, MRC and their life insurance subsidiaries were as follows:

                                                                                        US STATUTORY BASIS
                                                                            -------------------------------------------
         FOR THE YEARS ENDED DECEMBER 31
         ($US millions)                                                                    2001              2000
                                                                            2002       (NOT RESTATED)     (NOT RESTATED)
                                                                           ------      --------------     --------------
         THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.):
            Net (loss) income                                              $  (396)       $    55            $   200
            Net capital and surplus                                          1,078          1,280              1,384
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA:
            Net loss                                                       $     -        $  (117)           $   (59)
            Net capital and surplus                                              -            212                152
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA:
            Net loss                                                       $     -        $   (20)           $   (19)
            Net capital and surplus                                              -            100                120
         MANULIFE REINSURANCE CORPORATION (U.S.A.):
            Net income                                                     $     -        $   171            $     6
            Net capital and surplus                                              -          1,359              1,280
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK:
            Net loss                                                       $   (26)       $   (26)           $    (3)
            Net capital and surplus                                             52             34                 61
                                                                           -------        -------            -------

          In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company's life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of these subsidiaries adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the respective life insurance subsidiaries. In total, statutory-basis surplus of the life insurance entities within the Company increased by $209.

         As a result of demutualization of MLI there are regulatory restrictions on the amounts of profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.


9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS

     A)  EMPLOYEE RETIREMENT PLANS

         The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"). Effective January 1, 2002, Manulife Wood Logan Inc. employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

         Pension benefits are provided to participants of the Plan after 3 years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2002, the projected benefit obligation to the participants of the Plan was $65 (2001 - $56), which was based on an assumed interest rate of 6.75% (2001 - 7.25%). The fair value of the Plan assets totaled $60 (2001 - $74).

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

     A)  EMPLOYEE RETIREMENT PLAN (CONTINUED)

         The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

         Benefits under the Supplemental Plan are provided to participants who terminate after 3 years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

         Cash balance contribution credits for the Supplemental Plan vary by service, and interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

         At December 31, 2002, the projected benefit obligation to the participants of the Supplemental Plan was $25 (2001 - $25), which was based on an assumed interest rate of 6.75% (2001 - 7.25%).

     B)  401(k) PLAN

         The Company sponsors a defined contribution 401(k) savings plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $2 for each of 2002, 2001, and 2000, respectively.

     C)  POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plans, the Company sponsors a postretirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2002, the benefit obligation of the postretirement benefit plan was $23, which was based on an assumed interest rate of 6.75%. This plan is unfunded. Postretirement benefit plan expenses for 2002 were $2.

     D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN

     Information applicable to the Employee Retirement Plan and the Post-retirement Benefit Plan as estimated by a consulting actuary for the December 31 year-end is as follows:

                                                                        EMPLOYEE       POSTRETIREMENT
                                                                       RETIREMENT          BENEFIT
                                                                          PLANS             PLAN
     AS AT DECEMBER 31                                               ---------------   ---------------
     ($US millions)                                                   2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     CHANGE IN BENEFIT OBLIGATION
     Benefit obligation at beginning of year                         $ (81)   $ (77)   $ (21)   $ (18)
     Service cost                                                       (4)      (3)      (1)      (1)
     Interest cost                                                      (6)      (5)      (1)      (1)
     Amendments                                                         --       --       --       --
     Actuarial loss                                                     (6)      (2)      (1)      (2)
     Benefits paid                                                       7        6        1        1
                                                                     -----    -----    -----    -----
     Benefit obligation at end of year                               $ (90)   $ (81)   $ (23)   $ (21)
                                                                     -----    -----    -----    -----
     CHANGE IN PLAN ASSETS
     Fair value of plan assets at beginning of year                  $  74    $  84    $  --    $  --
     Actual return on plan assets                                      (10)      (6)      --       --
     Employer contribution                                               3        2        1        1
     Benefits paid                                                      (7)      (6)      (1)      (1)
                                                                     -----    -----    -----    -----
     Fair value of plan assets at end of year                        $  60    $  74    $  --    $  --
                                                                     -----    -----    -----    -----

     Funded status                                                   $ (30)   $  (7)   $ (23)   $ (21)
     Unrecognized transition asset                                      (3)      (6)      --       --
     Unrecognized actuarial loss (gain)                                 52       31      (11)     (12)
     Unrecognized prior service cost                                     3        3       --       --
                                                                     -----    -----    -----    -----
     Net amount recognized                                           $  22    $  21    $ (34)   $ (33)
                                                                     -----    -----    -----    -----
     Amounts recognized in consolidated balance sheets consist of:
        Prepaid benefit cost                                         $  --    $  38    $  --    $  --
        Accrued benefit liability                                      (24)     (22)     (34)     (33)
        Intangible asset                                                 3        1       --       --
        Accumulated other comprehensive income                          43        4       --       --
                                                                     -----    -----    -----    -----
     Net amount recognized                                           $  22    $  21    $ (34)   $ (33)
                                                                     -----    -----    -----    -----



                                                                        EMPLOYEE       POST-RETIREMENT
                                                                       RETIREMENT          BENEFIT
                                                                          PLANS             PLAN
                                                                     ---------------   ---------------
     AS AT DECEMBER 31                                                2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     WEIGHTED AVERAGE ASSUMPTIONS
     Discount rate                                                    6.75%    7.25%    6.75%    7.25%
     Expected return on plan assets                                   8.50%    9.00%     N/A      N/A
     Rate of compensation increase                                    5.00%    5.00%    5.00%    5.00%
     Cost-of-living increase                                          3.00%    3.00%     N/A      N/A

     D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN (CONTINUED)

     On December 31, 2002, the accrued postretirement benefit plan obligation was $23. The postretirement benefit obligation for eligible active employees was $4. The amount of the postretirement benefit obligation for ineligible active employees was $7. For measurement purposes as at December 31, 2002, a 9.50% and 11.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003 for pre-65 and post-65 coverages, respectively. These rates were assumed to decrease gradually to 5.0% in 2012 and 2016, respectively, and remain at that level thereafter.

                                                                      EMPLOYEE       POST-RETIREMENT
                                                                     RETIREMENT          BENEFIT
                                                                        PLANS             PLAN
     AS AT DECEMBER 31                                             ---------------   ---------------
     ($US millions)                                                   2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     COMPONENTS OF NET PERIODIC BENEFIT COST FOR PLAN
     SPONSOR
     Service cost                                                    $   4    $   3    $   1    $   1
     Interest cost                                                       6        5        1        1
     Expected return on plan assets                                     (7)      (7)      --       --
     Amortization of net transition obligation                          (2)      (2)      --       --
     Recognized actuarial loss (gain)                                   --       --       (1)      (1)
                                                                     -----    -----    -----    -----
     NET PERIODIC BENEFIT COST                                       $   1    $  (1)   $   1    $   1
                                                                     -----    -----    -----    -----

     For the pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, the accumulated benefit obligation, and the fair value of plan assets were $90, $84, and $61 respectively as at December 31, 2002 and $26, $25, and $2 respectively as of December 31, 2001.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2002 values:



                                                            ONE-PERCENTAGE-          ONE-PERCENTAGE-
     ($US millions)                                         POINT INCREASE           POINT DECREASE
     -------------                                          ---------------          ---------------
     Effect on total of service and interest cost                $ --                     $ --
     components
     Effect on post-retirement benefit obligation                $  3                     $ (3)

10.  STOCK BASED COMPENSATION

     There are no stock based compensation plans involving stock of ManUSA. However, employees of ManUSA participate in the Executive Stock Option Plan of MFC (the "ESOP"). Under this plan, stock options are periodically granted to selected individuals. The stock options provide the holder with the right to purchase common shares at an exchange price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding 4 years and expire not more than 10 years from the grant date. A total of 36,800,000 MFC common shares have been reserved for issuances under the ESOP.

         Details of outstanding options relating to the employees of ManUSA are as follows:


                                                     2002                       2001
                                            -----------------------   -----------------------
                                                          Weighted                  Weighted
                                                           average                   average
                                             Number of    exercise    Number of     exercise
                                             options        price      options         price
         For the years ended December 31    (thousands)     (Cdn)     (thousands)      (Cdn)
                                            -----------   ---------   -----------   ---------
         Outstanding, January 1                1,000       $ 38.36        337        $ 31.60
         Granted                                 764       $ 42.76        663        $ 41.80
         Exercised                               (20)      $ 31.91         --             --
         Forfeited/Cancelled                     (72)      $ 40.12         --             --
                                              ------       -------     ------        -------
         Outstanding, December 31              1,672       $ 40.37      1,000        $ 38.36
                                              ======       =======     ======        =======
         Exercisable, as at December 31          374       $ 35.44        169        $ 31.60
                                              ======       =======     ======        =======

         The exercise price of stock options outstanding range from Cdn $31.60 to Cdn $46.95 and have a weighted average contractual remaining life of
         8.3 years.

         The weighted average fair value of each option granted in the year has been estimated at $13.85 (Canadian) (2001 - $14.12 (Canadian)) using the Black-Scholes option pricing model. The pricing model uses the following weighted average assumptions: risk-free interest rate of 5.2% (2001 - 5.3%), dividend yield of 1.4% (2001 - 1.2%), expected volatility of 25% (2001 - 25%) and expected life of 7 years (2001 - 7 years). These stock options have no impact on ManUSA's income because the options had no intrinsic value at the grant date and are accounted for by MFC as fixed awards under APB 25.

         In 2000, MFC also granted deferred share units (the "DSUs") to certain employees of the ESOP. The DSUs vest over a 4-year period and each unit entitles the holder to receive one common share of MFC on retirement or termination of employment. The DSUs attract dividends in the form of additional DSUs at the same rate as dividends on the common shares of MFC. No DSUs were granted during 2002 and 2001. The number of DSUs outstanding was 154,608 as at December 31, 2002 (2001 - 156,800).
         ManUSA recorded compensation expense of $1 related to DSUs granted by MFC to its employees (2001 - $1, 2000 - $1).

         Effective January 1, 2001, MFC established the Global Share Ownership Plan (the "GSOP") in which ManUSA employees can participate. Under this plan, qualifying employees of ManUSA can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match 50% of the employee's eligible contributions. The MFC contributions vest immediately. All contributions will be used by the plan's trustee to purchase common shares in the open market. Amounts matched by MFC in respect of ManUSA employees are charged and expensed to ManUSA via the service agreement between ManUSA and MFC.

         The Company also has deferred compensation incentive plans open to all branch managers and qualified agents.

11.      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses a variety of off-balance sheet derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments and future commitments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

         The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with individual assets and liabilities, and its overall aggregate portfolio. These interest rate exchange agreements consist primarily of interest rate swap agreements and interest rate floors and are regarded as fair value hedges.

         The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

         The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obligates the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

         These instruments are designated and effective as hedges, as there is a high correlation between changes in market value of the derivative and the underlying hedged item at inception and over the life of the hedge.

         The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e. the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

         Outstanding derivative instruments with off-balance sheet risks are as follows:


                                                  NOTIONAL OR
         AS AT DECEMBER 31                     CONTRACT AMOUNTS       CARRYING VALUE            FAIR VALUE
                                              -----------------     ------------------      ------------------
         ($US millions)                        2002       2001       2002        2001        2002        2001
                                              ------     ------     ------      ------      ------      ------
         Interest rate & currency swaps &
          floors                              $1,039     $1,098     $  (15)     $    2      $  (15)     $    2
         Interest rate option written             22         22         (2)         (1)         (2)         (1)
         Equity Contracts                          2         37         --          --          --          --
         Currency forwards                     1,040        909          5         (11)          5         (11)
                                              ------     ------     ------      ------      ------      ------
         TOTAL DERIVATIVES                    $2,103     $2,066     $  (12)     $  (10)     $  (12)     $  (10)
                                              ------     ------     ------      ------      ------      ------

         Fair value of off-balance sheet derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

12.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of the Company's financial instruments at December 31, 2002 were as follows:


         ($US millions)                           CARRYING VALUE   FAIR VALUE
                                                  --------------   ----------
          ASSETS:
             Fixed-maturity and equity securities     $12,548       $12,548
             Mortgage loans                             1,921         2,173
             Policy loans                               2,369         2,369
             Separate account assets                   29,929        29,929
          LIABILITIES:
             Insurance investment contracts           $ 2,012       $ 2,027
             Derivative financial instruments              12            12
             Separate account liabilities              29,929        29,929
                                                      -------       -------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed-maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

         MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

         POLICY LOANS:  Carrying values approximate fair values.

         INSURANCE INVESTMENT CONTRACTS: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying values in the consolidated balance sheets for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

13.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $277 in 2002. Prior to 2001, the agreements were with MLI, a Canadian 100% directly owned subsidiary of MFC. Costs incurred under these agreements were $272 and $301 for 2001 and 2000, respectively.

         MFC also provides a claims paying guarantee to certain U.S. policyholders.

         On December 20, 2002, the Company entered into a reinsurance agreement with MRL, to reinsure a block of variable annuity business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $168, which is classified as unearned revenue and reported in other liabilities. The amount will be amortized to income as payments are made to MRL.

         On September 23, 1997, the Company entered into a reinsurance agreement with MRL to reinsure a closed block of participating life insurance business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRL under the terms of the agreement. Included in amounts due from affiliates is $487 (2001 - $506) representing the receivable from MRL for the transferred assets which is accounted for in a similar manner as invested assets available-for-sale.

         Pursuant to a promissory note dated December 19, 2000, issued pursuant to a Credit Agreement of the same date, the Company received a loan of $250 ($375 Canadian) from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to any borrowing is 365 days following the date of the advance of a loan. The loan bears interest at a fluctuating rate equivalent to LIBOR plus 25 basis points and is payable quarterly commencing March 28, 2001. On December 30, 2002, the Company repaid $177 ($279 Canadian) of the principal balance outstanding. The remaining principal outstanding as at December 31, 2002 is $61 (96 Canadian). ManUSA entered into an agreement with MLI to swap $250 ($375 Canadian) at 3-month Banker's Acceptance note plus
         31.34 basis points for US $240 at 3-month LIBOR plus 32.5 basis points. A notional amount of a currency swap between ManUSA and MLI, equal to the loan repayment was terminated at the time of the loan's repayment with no gain or loss.

         A promissory note dated August 7, 2001, was issued by MNA to an affiliate MHHL, pursuant to a Credit Agreement of the same date, with respect to an initial loan of $3.8. The maturity date with respect to any borrowing is 365 days after the date of the advance of a loan. The loan bears interest at a fluctuating rate equal or equivalent to LIBOR plus 25 basis points and is payable quarterly started March 28, 2001.

         Pursuant to a promissory note dated May 7, 1999, ENNAL Inc., a wholly owned non-life subsidiary of the Company, loaned $83 ($125 Canadian) to MLI. The loan bears interest at a rate of 5.6% per annum and is payable annually on December 15. The principal balance together with all unpaid interest are due and payable on December 15, 2003.

         On December 28, 2002, the Company entered into a promissory note agreement with MHHL to borrow $62 ($96 Canadian). Terms of the agreement include a maturity date of December 28, 2003 and interest rate set at the 3-month Banker's Acceptance rate plus 32 basis points. Interest is payable quarterly starting March 28, 2003.

         As at December 31, 2002, the Company has a total of 5 inter-company loans with MRL ranging in carrying value from a payable of $27 to a receivable of $18 (2001 - 8 loans receivable ranging in value from $2 to $20). The loans mature from January 30, 2003 to May 11, 2006 and bear interest rates ranging from 1.26% to 7.65%.

14.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums with insurance companies were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($US millions)                         2002          2001          2000
                                              -------       -------       -------
         Direct premiums                      $ 1,011       $   991       $   999
         Reinsurance assumed                      323           369           324
         Reinsurance ceded                       (332)         (320)         (322)
                                              -------       -------       -------
         TOTAL PREMIUMS                       $ 1,002       $ 1,040       $ 1,001
                                              -------       -------       -------

         Reinsurance recoveries on ceded reinsurance contracts were $311, $416, and $343 during 2002, 2001 and 2000, respectively.

15.      CONTINGENCIES AND COMMITMENTS

         The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

         During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The minimum aggregate rental commitments on the ground lease together with other rental office space commitments for the next five years are as follows: $13 for 2003, and $10 for 2004 and thereafter. There were no other material operating leases in existence at the end of 2002.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N (FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA SEPARATE ACCOUNT FOUR)

Audited Financial Statements

Years ended December 31, 2002 and 2001 with Report of Independent Auditors

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                              Financial Statements

                     Years ended December 31, 2002 and 2001

                                    CONTENTS

Report of Independent Auditors.............................................    1

Financial Statements

Statement of Assets and Contract Owners' Equity............................    2
Statements of Operations and Changes in Contract Owners' Equity............    4
Notes to Financial Statements.............................................    29

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
         (Formerly The Manufacturers Life Insurance Company of America Separate Account Four)

We have audited the accompanying statement of assets and contract owners' equity of each of The Manufacturers Life Insurance Company (U.S.A.) Separate Account N (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Opportunities Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Bond Trust, Global Equity Trust, Growth & Income Trust, Health Sciences Trust, High Yield Trust, Income & Value Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Company Blend Trust, Small Company Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Tactical Allocation Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Value Trust, Utilities Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company (U.S.A.) as of December 31, 2002, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company (U.S.A.) Separate Account N at December 31, 2002, and the results of its operations and the changes in its contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                       /s/ Ernst & Young LLP


March 28, 2003

       The Manufacturers Life Insurance Company (U.S.A.)Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 409,563 shares (cost $5,063,957)                   $ 4,062,865
        All Cap Core Trust - 565,235 shares (cost $6,675,670)                          5,895,402
        All Cap Growth Trust - 698,283 shares (cost $9,161,021)                        7,785,855
        All Cap Value Trust - 19,550 shares (cost $190,557)                              177,909
        Balanced Trust - 2,102,804 shares (cost $35,524,015)                          23,887,858
        Blue Chip Growth Trust - 2,199,413 shares (cost $31,746,353)                  26,370,964
        Capital Appreciation Trust - 30,972 shares (cost $209,303)                       192,338
        Capital Opportunities Trust - 34,245 shares (cost $297,659)                      266,768
        Diversified Bond Trust - 714,201 shares (cost $7,535,477)                      7,777,651
        Dynamic Growth Trust - 214,317 shares (cost $862,487)                            730,822
        Emerging Small Company Trust - 2,262,410 shares (cost $54,555,340)            41,741,461
        Equity-Income Trust - 1,658,246 shares (cost $22,552,966)                     20,927,060
        Equity Index Trust - 2,177,620 shares (cost $27,412,890)                      23,452,969
        Financial Services Trust - 32,786 shares (cost $350,817)                         313,108
        Fundamental Value Trust - 32,842 shares (cost $354,523)                          322,506
        Global Bond Trust - 333,343 shares (cost $4,324,554)                           4,596,803
        Global Equity Trust - 304,786 shares (cost $3,564,868)                         3,166,722
        Growth & Income Trust - 1,101,083 shares (cost $23,947,777)                   19,158,844
        Health Sciences Trust - 184,231 shares (cost $1,933,759)                       1,810,992
        High Yield Trust - 732,532 shares (cost $6,554,770)                            6,211,875
        Income & Value Trust - 896,874 shares (cost $8,007,998)                        7,497,869
        International Index Trust - 46,121 shares (cost $362,440)                        321,003
        International Small Cap Trust - 307,444 shares (cost $3,383,560)               2,893,046
        International Stock Trust - 1,513,345 shares (cost $14,260,900)               11,319,824
        International Value Trust - 230,040 shares (cost $2,177,765)                   1,978,346
        Internet Technologies Trust - 32.354 shares (cost $80,655)                        77,003
        Investment Quality Bond Trust - 2,144,618 shares (cost $25,155,046)           26,443,146
        Large Cap Growth Trust - 1,004,070 shares (cost $9,210,316)                    7,640,972
        Lifestyle Aggressive 1000 Trust - 50,634 shares (cost $589,804)                  412,158
        Lifestyle Balanced 640 Trust - 757,538 shares (cost $8,339,333)                7,802,640
        Lifestyle Conservative 280 Trust - 267,386 shares (cost $3,378,086)            3,398,476
        Lifestyle Growth 820 Trust - 126,473 shares (cost $1,394,834)                  1,173,670
        Lifestyle Moderate 460 Trust - 80,610 shares (cost $935,698)                     904,445
        Mid Cap Growth Trust - 47,302 shares (cost $375,711)                             344,830
        Mid Cap Index Trust - 153,418 shares (cost $1,816,378)                         1,659,979
        Mid Cap Opportunities Trust - 9,740 shares (cost $74,935)                         71,981
        Mid Cap Stock Trust - 154,267 shares (cost $1,449,383)                         1,286,585
        Mid Cap Value Trust - 374,189 shares (cost $4,379,379)                         4,392,977
        Money Market Trust - 4,146,192 shares (cost $41,461,920)                      41,461,920
        Overseas Trust - 552,141 shares (cost $4,530,503)                              3,693,821
        Pacific Rim Emerging Markets Trust - 533,732 shares (cost $4,010,533)          3,100,984
        Quantitative Equity Trust - 1,710,237 shares (cost $36,600,452)               21,189,836
        Quantitative Mid Cap Trust - 1,032 shares (cost $8,733)                            8,139
        Real Estate Securities Trust - 1,447,439 shares (cost $22,892,461)            22,348,452
        Science & Technology Trust - 2,480,707 shares (cost $26,920,998)              18,853,376
        Small Cap Index Trust - 237,506 shares (cost $2,391,941)                       2,085,303
        Small Company Blend Trust - 288,406 shares (cost $2,608,808)                   2,353,394

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS (CONTINUED)
Investments at fair value:
    Sub-Accounts:
        Small Company Value Trust - 899,798 shares (cost $11,750,859)                 $ 11,607,392
        Strategic Bond Trust - 339,907 shares (cost $3,561,719)                          3,701,587
        Strategic Growth Trust - 122,638 shares (cost $980,729)                            972,517
        Strategic Opportunities Trust - 931,275 shares (cost $10,281,371)                7,208,068
        Tactical Allocation Trust - 3,279 shares (cost $28,005)                             25,278
        Telecommunications Trust - 23,172 shares (cost $105,175)                            96,162
        Total Return Trust - 2,558,345 shares (cost $35,642,584)                        36,916,915
        Total Stock Market Index Trust - 183,099 shares (cost $1,521,676)                1,397,047
        U.S. Government Securities Trust - 1,129,602 shares (cost $15,591,928)          16,062,944
        U.S. Large Cap Value Trust - 267,963 shares (cost $2,792,956)                    2,521,529
        Utilities Trust - 4,025 shares (cost $27,579)                                       28,615
        Value Trust - 750,805 shares (cost $11,275,555)                                  9,377,558
        500 Index Trust - 374,934 shares (cost $3,009,217)                               2,849,500
                                                                                      ------------
Total assets                                                                          $486,330,059
                                                                                      ============
CONTRACT OWNERS' EQUITY
Variable life contracts                                                               $486,330,059
                                                                                      ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity

                                                                              SUB-ACCOUNT
                                                    ---------------------------------------------------------------
                                                      AGGRESSIVE GROWTH TRUST               ALL CAP CORE TRUST
                                                    ---------------------------------------------------------------
                                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    DEC.31/02        DEC.31/01         DEC.31/02         DEC.31/01
                                                    ---------------------------------------------------------------
Income:
      Dividends                                     $        -       $        -        $        -        $        -
Expenses:
      Mortality and expense risks, and
         administrative charges                          28,871           30,923            64,870           81,450
                                                    ----------------------------------------------------------------
Net investment income (loss) during the year            (28,871)         (30,923)          (64,870)          (81,450)
Net realized gain (loss) during the year             (1,664,016)      (1,009,845)       (6,731,408)       (4,937,416)
Unrealized appreciation (depreciation) during
     the year                                           214,207         (447,976)        3,571,088         1,754,564
                                                    ----------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                  (1,478,680)      (1,488,744)       (3,225,190)       (3,264,302)
                                                    ----------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                          1,207,013        1,994,041         2,354,742         5,168,717
    Transfer on terminations                           (510,678)        (351,908)       (3,646,598)         (941,752)
    Transfer on policy loans                              3,955          (14,639)           (4,349)          (24,960)
    Net interfund transfers                            (272,342)        (399,032)       (2,083,382)       (3,675,443)
                                                    ----------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                         427,948        1,228,462        (3,379,587)          526,562
                                                    ----------------------------------------------------------------
Total increase (decrease) in assets                  (1,050,732)        (260,282)       (6,604,777)       (2,737,740)

Assets beginning of year                              5,113,597        5,373,879        12,500,179        15,237,919
                                                    ----------------------------------------------------------------
Assets end of year                                  $ 4,062,865      $ 5,113,597       $ 5,895,402       $12,500,179
                                                    ================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                        SUB-ACCOUNT
--------------------------------------------------------------------------------------------

    ALL CAP GROWTH TRUST            ALL CAP VALUE TRUST                BALANCED TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02     DEC. 31/01*      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$          -    $    489,935    $         16    $          3    $    678,287    $    824,561

      55,234          58,611           1,958              33         170,699         231,900
--------------------------------------------------------------------------------------------
     (55,234)        431,324          (1,942)            (30)        507,588         592,661
  (3,124,652)     (1,957,906)       (172,228)            (55)     (2,224,955)     (1,536,239)

     737,522        (782,386)        (13,876)          1,228      (2,783,896)     (3,408,713)
--------------------------------------------------------------------------------------------

  (2,442,364)     (2,308,968)       (188,046)          1,143      (4,501,263)     (4,352,291)
--------------------------------------------------------------------------------------------

   2,768,555       4,577,444          56,066           7,951       2,423,879       3,910,908
    (647,438)       (691,667)        (24,168)         (2,313)     (3,804,484)     (4,011,328)
      18,492          (6,541)              5               -          49,424         177,394
  (2,096,063)       (179,674)        319,059           8,212      (1,868,929)     (4,924,849)
--------------------------------------------------------------------------------------------

      43,546       3,699,562         350,962          13,850      (3,200,110)     (4,847,875)
--------------------------------------------------------------------------------------------
  (2,398,818)      1,390,594         162,916          14,993      (7,701,373)     (9,200,166)

  10,184,673       8,794,079          14,993               -      31,589,231      40,789,397
--------------------------------------------------------------------------------------------
$  7,785,855    $ 10,184,673    $    177,909    $     14,993    $ 23,887,858    $ 31,589,231
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                         SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                                                    CAPITAL APPRECIATION
                                                   BLUE CHIP GROWTH TRUST                   TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02     DEC. 31/01*
                                                ------------------------------------------------------------
Income:
      Dividends                                 $          -    $  2,891,977    $          -    $          -
Expenses:
      Mortality and expense risks, and
         administrative charges                      183,958         223,162             706              72
                                                ------------------------------------------------------------
Net investment income (loss) during the year        (183,958)      2,668,815            (706)            (72)
Net realized gain (loss) during the year          (9,388,541)     (3,938,059)         (4,975)            (38)
Unrealized appreciation (depreciation) during
     the year                                        213,538      (5,557,194)        (19,395)          2,429
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from operations                               (9,358,961)     (6,826,438)        (25,076)          2,319
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       7,492,061      10,181,726          54,267             742
    Transfer on terminations                      (3,576,428)     (2,506,721)        (32,923)           (613)
    Transfer on policy loans                         (17,908)        (94,393)              -               -
    Net interfund transfers                       (4,371,715)     (3,947,656)        159,150          34,472
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                     (473,990)      3,632,956         180,494          34,601
                                                ------------------------------------------------------------
Total increase (decrease) in assets               (9,832,951)     (3,193,482)        155,418          36,920

Assets beginning of year                          36,203,915      39,397,397          36,920               -
                                                ------------------------------------------------------------
Assets end of year                              $ 26,370,964    $ 36,203,915    $    192,338    $     36,920
                                                ============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                  SUB-ACCOUNT
--------------------------------------------------------------------------------------
  CAPITAL OPPORTUNITIES
              TRUST             DIVERSIFIED BOND TRUST         DYNAMIC GROWTH TRUST
--------------------------------------------------------------------------------------
YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DEC. 31/02     DEC. 31/01*    DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
--------------------------------------------------------------------------------------
$         -    $         -    $   249,195    $   171,518    $         -    $     1,375

        756             38         42,734         33,185          3,166          3,105
--------------------------------------------------------------------------------------
       (756)           (38)       206,461        138,333         (3,166)        (1,730)
     (4,590)            (6)       222,194        208,420       (106,789)      (232,608)

    (31,860)           968         81,989        (22,621)       (53,238)        25,490
--------------------------------------------------------------------------------------

    (37,206)           924        510,644        324,132       (163,193)      (208,848)
--------------------------------------------------------------------------------------

    171,356         70,779      2,533,053      2,249,690        499,507        330,311
    (12,320)             8       (627,373)      (373,603)       (52,528)       (14,841)
     (7,598)             -         55,492          4,226              -              -
     55,798         25,027     (2,049,104)     1,492,097        (36,577)       106,745
--------------------------------------------------------------------------------------

    207,236         95,814        (87,932)     3,372,410        410,402        422,215
--------------------------------------------------------------------------------------
    170,030         96,738        422,712      3,696,542        247,209        213,367

     96,738              -      7,354,939      3,658,397        483,613        270,246
--------------------------------------------------------------------------------------
$   266,768    $    96,738    $ 7,777,651    $ 7,354,939    $   730,822    $   483,613
======================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                      EMERGING SMALL
                                                       COMPANY TRUST                 EQUITY-INCOME TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
      Dividends                                 $          -    $  2,633,803    $    744,284    $  1,021,642
Expenses:
      Mortality and expense risks, and
         administrative charges                      311,872         404,110         113,406          70,343
                                                ------------------------------------------------------------
Net investment income (loss) during the year        (311,872)      2,229,693         630,878         951,299
Net realized gain (loss) during the year          (6,176,749)     (1,598,919)     (2,099,182)       (379,962)
Unrealized appreciation (depreciation) during
     the year                                    (12,427,368)    (18,801,456)     (1,523,652)       (471,797)
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from operations                              (18,915,989)    (18,170,682)     (2,991,956)         99,540
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       6,367,471       8,684,233       7,590,330       3,588,138
    Transfer on terminations                      (5,822,561)     (6,650,831)     (1,311,749)     (1,052,237)
    Transfer on policy loans                          95,571          56,171            (220)        (12,159)
    Net interfund transfers                       (3,121,754)     (1,296,935)      2,450,937       4,709,257
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                   (2,481,273)        792,638       8,729,298       7,232,999
                                                ------------------------------------------------------------
Total increase (decrease) in assets              (21,397,262)    (17,378,044)      5,737,342       7,332,539

Assets beginning of year                          63,138,723      80,516,767      15,189,718       7,857,179
                                                ------------------------------------------------------------
Assets end of year                              $ 41,741,461    $ 63,138,723    $ 20,927,060    $ 15,189,718
                                                ============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                     SUB-ACCOUNT
--------------------------------------------------------------------------------------------

     EQUITY INDEX TRUST           FINANCIAL SERVICES TRUST        FUNDAMENTAL VALUE TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01*     DEC. 31/02     DEC. 31/01*
--------------------------------------------------------------------------------------------
$    371,813    $    949,563    $          6    $         27    $        260    $          -

     189,467         226,505           1,557             224           1,887             629
--------------------------------------------------------------------------------------------
     182,346         723,058          (1,551)           (197)         (1,627)           (629)
 (10,424,478)     (2,185,633)        (20,045)           (365)        (27,777)           (864)

   1,544,538      (3,730,659)        (35,457)         (2,252)        (29,958)         (2,058)
--------------------------------------------------------------------------------------------

  (8,697,594)     (5,193,234)        (57,053)         (2,814)        (59,362)         (3,551)
--------------------------------------------------------------------------------------------

   6,980,060      10,652,620         223,441           7,461          61,627           6,839
  (8,575,281)     (2,620,619)        (25,047)         (4,231)        (36,387)        (10,780)
     (77,091)          4,330               -              (7)              -             (22)
  (4,243,587)     (4,523,947)         74,733          96,625         107,412         256,730
--------------------------------------------------------------------------------------------

  (5,915,899)      3,512,384         273,127          99,848         132,652         252,767
--------------------------------------------------------------------------------------------
 (14,613,493)     (1,680,850)        216,074          97,034          73,290         249,216

  38,066,462      39,747,312          97,034               -         249,216               -
--------------------------------------------------------------------------------------------
$ 23,452,969    $ 38,066,462    $    313,108    $     97,034    $    322,506    $    249,216
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                       SUB-ACCOUNT
                                                --------------------------------------------------------

                                                    GLOBAL BOND TRUST             GLOBAL EQUITY TRUST
                                                --------------------------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
                                                --------------------------------------------------------
Income:
      Dividends                                 $         -    $         -    $    38,442    $   507,908
Expenses:
      Mortality and expense risks, and
         administrative charges                      12,136          3,839         21,042         21,029
                                                --------------------------------------------------------
Net investment income (loss) during the year        (12,136)        (3,839)        17,400        486,879
Net realized gain (loss) during the year             70,654         (3,286)      (811,261)      (372,435)
Unrealized appreciation (depreciation) during
     the year                                       286,712        (12,426)       120,925       (770,710)
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from operations                                 345,230        (19,551)      (672,936)      (656,266)
                                                --------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                        807,768        285,976        606,340        765,943
    Transfer on terminations                       (252,901)       (27,911)      (472,610)      (263,724)
    Transfer on policy loans                          1,696         (4,217)        (7,010)        (1,252)
    Net interfund transfers                       2,145,214        916,262        572,071       (238,659)
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                   2,701,777      1,170,110        698,791        262,308
                                                --------------------------------------------------------
Total increase (decrease) in assets               3,047,007      1,150,559         25,855       (393,958)

Assets beginning of year                          1,549,796        399,237      3,140,867      3,534,825
                                                --------------------------------------------------------
Assets end of year                              $ 4,596,803    $ 1,549,796    $ 3,166,722    $ 3,140,867
                                                ========================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                       SUB-ACCOUNT
--------------------------------------------------------------------------------------------

   GROWTH & INCOME TRUST           HEALTH SCIENCES TRUST             HIGH YIELD TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02     DEC. 31/01*      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$  1,028,738    $  1,481,575    $      2,415    $          -    $    454,868    $    364,655

     137,184         163,695           7,061             299          35,273          24,364
--------------------------------------------------------------------------------------------
     891,554       1,317,880          (4,646)           (299)        419,595         340,291
  (7,049,905)     (1,909,561)       (182,572)           (131)     (1,052,040)       (426,272)

    (847,978)     (2,671,541)       (132,224)          9,457         176,472        (124,780)
--------------------------------------------------------------------------------------------

  (7,006,329)     (3,263,222)       (319,442)          9,027        (455,973)       (210,761)
--------------------------------------------------------------------------------------------

   4,512,350       7,197,987       1,049,495          44,675       1,650,874       1,463,073
  (2,329,861)     (2,783,042)       (106,860)         (4,643)       (492,798)       (318,463)
     (28,242)        (56,065)           (259)             (8)         12,785         (12,792)
  (2,815,585)     (1,383,997)      1,037,101         101,906         517,035          18,333
--------------------------------------------------------------------------------------------

    (661,338)      2,974,883       1,979,477         141,930       1,687,896       1,150,151
--------------------------------------------------------------------------------------------
  (7,667,667)       (288,339)      1,660,035         150,957       1,231,923         939,390

  26,826,511      27,114,850         150,957               -       4,979,952       4,040,562
--------------------------------------------------------------------------------------------
$ 19,158,844    $ 26,826,511    $  1,810,992    $    150,957       6,211,875    $  4,979,952
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                      SUB-ACCOUNT
                                                --------------------------------------------------------

                                                   INCOME & VALUE TRUST       INTERNATIONAL INDEX TRUST
                                                --------------------------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
                                                --------------------------------------------------------
Income:
      Dividends                                 $   219,396    $   313,451    $     4,466    $     2,308
Expenses:
      Mortality and expense risks, and
         administrative charges                      62,860         47,256          1,485          1,201
                                                --------------------------------------------------------
Net investment income (loss) during the year        156,536        266,195          2,981          1,107
Net realized gain (loss) during the year         (1,542,364)      (559,898)       (34,231)        19,590
Unrealized appreciation (depreciation) during
     the year                                      (601,218)       489,673        (13,390)       (25,006)
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from operations                              (1,987,046)       195,970        (44,640)        (4,309)
                                                --------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                      3,098,473      2,927,089        137,008         41,657
    Transfer on terminations                     (3,509,025)      (507,821)       (15,148)         1,461
    Transfer on policy loans                          3,432         (2,345)             -              -
    Net interfund transfers                          34,669        998,546         46,665        113,831
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                    (372,451)     3,415,469        168,525        156,949
                                                --------------------------------------------------------
Total increase (decrease) in assets              (2,359,497)     3,611,439        123,885        152,640

Assets beginning of year                          9,857,366      6,245,927        197,118         44,478
                                                --------------------------------------------------------
Assets end of year                              $ 7,497,869    $ 9,857,366    $   321,003    $   197,118
                                                ========================================================

See accompanying notes.

                                        SUB-ACCOUNT
--------------------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP TRUST      INTERNATIONAL STOCK TRUST     INTERNATIONAL VALUE TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$          -    $          -    $     55,435    $    724,688    $     22,818    $     51,943

      18,450          19,248          68,013          85,559          20,104          12,480
--------------------------------------------------------------------------------------------
     (18,450)        (19,248)        (12,578)        639,129           2,714          39,463
    (722,338)     (2,445,760)     (3,341,684)     (2,874,694)       (697,533)       (136,918)

     152,835       1,133,243         166,750      (1,742,352)        (14,848)       (109,824)
--------------------------------------------------------------------------------------------

    (587,953)     (1,331,765)     (3,187,512)     (3,977,917)       (709,667)       (207,279)
--------------------------------------------------------------------------------------------

     541,008       1,124,796       2,898,360       3,455,803       1,114,602         767,659
    (310,511)       (291,278)       (832,787)     (1,140,441)     (1,555,222)        (91,002)
       5,421          (2,399)          1,836          18,665             (20)         (2,127)
     889,216      (1,382,848)       (351,685)     (3,182,024)        973,870        (156,513)
--------------------------------------------------------------------------------------------

   1,125,134        (551,729)      1,715,724        (847,997)        533,230         518,017
--------------------------------------------------------------------------------------------
     537,181      (1,883,494)     (1,471,788)     (4,825,914)       (176,437)        310,738

   2,355,865       4,239,359      12,791,612      17,617,526       2,154,783       1,844,045
--------------------------------------------------------------------------------------------
$  2,893,046    $  2,355,865    $ 11,319,824    $ 12,791,612    $  1,978,346    $  2,154,783
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------

                                                INTERNET TECHNOLOGIES TRUST    INVESTMENT QUALITY BOND TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
      Dividends                                 $          -    $          -    $  1,189,894    $  1,038,232
Expenses:
      Mortality and expense risks, and
         administrative charges                          315             534         151,595         117,157
                                                ------------------------------------------------------------
Net investment income (loss) during the year            (315)           (534)      1,038,299         921,075
Net realized gain (loss) during the year             (51,726)       (105,359)         72,540          56,285
Unrealized appreciation (depreciation) during
     the year                                         25,602          57,990         992,983         120,363
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                  (26,439)        (47,903)      2,103,822       1,097,723
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         118,822          39,504       4,364,619       2,162,620
    Transfer on terminations                          (6,040)        (51,889)     (2,663,866)     (1,810,385)
    Transfer on policy loans                           1,049          38,672          10,079         (59,787)
    Net interfund transfers                         (132,171)         11,323       1,994,557       2,956,184
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                      (18,340)         37,610       3,705,389       3,248,632
                                                ------------------------------------------------------------
Total increase (decrease) in assets                  (44,779)        (10,293)      5,809,211       4,346,355

Assets beginning of year                             121,782         132,075      20,633,935      16,287,580
                                                ------------------------------------------------------------
Assets end of year                              $     77,003    $    121,782    $ 26,443,146    $ 20,633,935
                                                ============================================================

See accompanying notes.

                                    SUB-ACCOUNT
--------------------------------------------------------------------------------------
                                 LIFESTYLE AGGRESSIVE           LIFESTYLE BALANCED
  LARGE CAP GROWTH TRUST              1000 TRUST                    640 TRUST
--------------------------------------------------------------------------------------
YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
--------------------------------------------------------------------------------------
$    23,587    $   295,174    $     4,221    $    48,963    $   280,497    $   331,915

     45,926         46,931          3,392          4,132         49,187         29,162
--------------------------------------------------------------------------------------
    (22,339)       248,243            829         44,831        231,310        302,753
 (1,934,884)    (1,527,720)       (62,261)       (22,918)      (946,532)      (136,989)

     61,333       (209,087)       (63,148)      (125,118)      (227,333)      (249,686)
--------------------------------------------------------------------------------------

 (1,895,890)    (1,488,564)      (124,580)      (103,205)      (942,555)       (83,922)
--------------------------------------------------------------------------------------

  2,370,098      2,254,611         88,072        231,142      3,865,016        371,326
   (921,243)      (668,625)      (150,305)       (81,277)    (1,160,404)      (362,681)
       (437)        (8,444)        31,277        (33,421)         3,754            348
    664,560        151,119        (76,511)       (42,839)       (21,995)     2,286,328
--------------------------------------------------------------------------------------

  2,112,978      1,728,661       (107,467)        73,605      2,686,371      2,295,321
--------------------------------------------------------------------------------------
    217,088        240,097       (232,047)       (29,600)     1,743,816      2,211,399

  7,423,884      7,183,787        644,205        673,805      6,058,824      3,847,425
--------------------------------------------------------------------------------------
$ 7,640,972    $ 7,423,884    $   412,158    $   644,205    $ 7,802,640    $ 6,058,824
======================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                          SUB-ACCOUNT
                                                ----------------------------------------------------------------
                                                     LIFESTYLE CONSERVATIVE               LIFESTYLE GROWTH
                                                           280 TRUST                         820 TRUST
                                                ----------------------------------------------------------------
                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01
                                                ----------------------------------------------------------------
Income:
      Dividends                                 $     108,604      $    18,155      $    26,053      $   138,327
Expenses:
      Mortality and expense risks, and
         administrative charges                        21,180            8,121            8,239           10,035
                                                ----------------------------------------------------------------
Net investment income (loss) during the year           87,424           10,034           17,814          128,292
Net realized gain (loss) during the year               11,291            4,995         (220,936)        (137,729)
Unrealized appreciation (depreciation) during
     the year                                         (59,576)          66,747          (23,337)        (157,193)
                                                ----------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                    39,139           81,776         (226,459)        (166,630)
                                                ----------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                        1,034,779          187,412          547,960          677,808
    Transfer on terminations                         (129,036)        (138,365)        (291,399)        (251,621)
    Transfer on policy loans                                -           57,345           13,567          (18,770)
    Net interfund transfers                        (1,294,598)       3,266,336         (186,119)        (434,872)
                                                ----------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                      (388,855)       3,372,728           84,009          (27,455)
                                                ----------------------------------------------------------------
Total increase (decrease) in assets                  (349,716)       3,454,504         (142,450)        (194,085)

Assets beginning of year                            3,748,192          293,688        1,316,120        1,510,205
                                                ----------------------------------------------------------------
Assets end of year                              $   3,398,476      $ 3,748,192      $ 1,173,670      $ 1,316,120
                                                ================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                  SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
        LIFESTYLE MODERATE
           460 TRUST                         MID CAP GROWTH TRUST                     MID CAP INDEX TRUST
---------------------------------------------------------------------------------------------------------------
 YEAR ENDED         YEAR ENDED          YEAR ENDED          PERIOD ENDED         YEAR ENDED         YEAR ENDED
 DEC. 31/02         DEC. 31/01          DEC. 31/02          DEC. 31/01*          DEC. 31/02         DEC. 31/01
---------------------------------------------------------------------------------------------------------------
$    23,371         $    45,549         $         -         $         -         $     8,488         $     6,646

      5,008               4,531               1,793                 280               8,024               2,477
---------------------------------------------------------------------------------------------------------------
     18,363              41,018              (1,793)               (280)                464               4,169
    (28,444)            (48,000)            (76,540)               (668)            (40,168)             (8,484)

    (33,999)              3,455             (31,829)                948            (229,866)             79,350
---------------------------------------------------------------------------------------------------------------

    (44,080)             (3,527)           (110,162)                  -            (269,570)             75,035
---------------------------------------------------------------------------------------------------------------

    276,698             299,371             288,488               2,160             512,495             165,037
    (71,999)            (27,261)            (77,570)             (5,328)           (110,075)            (15,787)
    (13,705)             (1,577)                  -                 (13)                  -                   -
    (59,576)            255,068              59,925             187,330             474,315             583,037
---------------------------------------------------------------------------------------------------------------

    131,418             525,601             270,843             184,149             876,735             732,287
---------------------------------------------------------------------------------------------------------------
     87,338             522,074             160,681             184,149             607,165             807,322

    817,107             295,033             184,149                   -           1,052,814             245,492
---------------------------------------------------------------------------------------------------------------
$   904,445         $   817,107         $   344,830         $   184,149         $ 1,659,979         $ 1,052,814
===============================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                          SUB-ACCOUNT
                                                ----------------------------------------------------------------

                                                  MID CAP OPPORTUNITIES TRUST           MID CAP STOCK TRUST
                                                ----------------------------------------------------------------
                                                   YEAR ENDED      PERIOD ENDED     YEAR ENDED       YEAR ENDED
                                                   DEC. 31/02      DEC. 31/01*      DEC. 31/02       DEC. 31/01
                                                ----------------------------------------------------------------
Income:
      Dividends                                 $           -      $         -      $         -      $         -
Expenses:
      Mortality and expense risks, and
         administrative charges                           416                9            9,437            3,662
                                                ----------------------------------------------------------------
Net investment income (loss) during the year             (416)              (9)          (9,437)          (3,662)
Net realized gain (loss) during the year              (24,724)             (86)        (251,143)         (45,762)
Unrealized appreciation (depreciation) during
     the year                                          (3,485)             531         (198,793)          40,189
                                                ----------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                   (28,625)             436         (459,373)          (9,235)
                                                ----------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                           89,702           11,097          307,634          290,579
    Transfer on terminations                          (16,907)            (299)         (83,558)         (46,475)
    Transfer on policy loans                                -                -              119             (775)
    Net interfund transfers                            21,866           (5,289)         758,879          148,323
                                                ----------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                        94,661            5,509          983,074          391,652
                                                ----------------------------------------------------------------
Total increase (decrease) in assets                    66,036            5,945          523,701          382,417

Assets beginning of year                                5,945                -          762,884          380,467
                                                ----------------------------------------------------------------
Assets end of year                              $      71,981      $     5,945      $ 1,286,585      $   762,884
                                                ================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
        MID CAP VALUE TRUST                          MONEY MARKET TRUST                       OVERSEAS TRUST
---------------------------------------------------------------------------------------------------------------------
 YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
 DEC. 31/02          DEC. 31/01*           DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01
---------------------------------------------------------------------------------------------------------------------
$          -         $        300         $    478,919         $  1,406,181         $     18,535         $    280,476

      13,109                  354              244,823              247,839               21,169               19,262
---------------------------------------------------------------------------------------------------------------------
     (13,109)                 (54)             234,096            1,158,342               (2,634)             261,214
    (149,405)                (121)                   -                    -             (593,630)            (947,613)

       8,882                4,715                    -                    -             (256,938)            (133,134)
---------------------------------------------------------------------------------------------------------------------

    (153,632)               4,540              234,096            1,158,342             (853,202)            (819,533)
---------------------------------------------------------------------------------------------------------------------

   1,152,185                4,757           22,781,307           15,914,531              693,934            1,825,852
    (167,360)              (6,299)         (10,895,655)          (4,138,780)            (419,532)            (172,669)
     (10,493)                   -               12,877               59,448               (3,037)              (1,045)
   3,438,225              131,054          (11,488,598)         (12,495,921)           1,218,009             (707,543)
---------------------------------------------------------------------------------------------------------------------

   4,412,557              129,512              409,931             (660,722)           1,489,374              944,595
---------------------------------------------------------------------------------------------------------------------
   4,258,925              134,052              644,027              497,620              636,172              125,062

     134,052                    -           40,817,893           40,320,273            3,057,649            2,932,587
---------------------------------------------------------------------------------------------------------------------
$  4,392,977         $    134,052         $ 41,461,920         $ 40,817,893         $  3,693,821         $  3,057,649
=====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                            SUB-ACCOUNT
                                                ------------------------------------------------------------------
                                                          PACIFIC RIM
                                                    EMERGING MARKETS TRUST            QUANTITATIVE EQUITY TRUST
                                                ------------------------------------------------------------------
                                                 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                 DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                                                ------------------------------------------------------------------
Income:
      Dividends                                 $      4,494      $     17,876      $     74,512      $  5,763,630
Expenses:
      Mortality and expense risks, and
         administrative charges                       23,632            28,589           162,736           245,827
                                                ------------------------------------------------------------------
Net investment income (loss) during the year         (19,138)          (10,713)          (88,224)        5,517,803
Net realized gain (loss) during the year            (265,493)         (544,084)       (3,576,298)            3,969
Unrealized appreciation (depreciation) during
     the year                                       (137,063)         (363,220)       (5,091,616)      (16,124,132)
                                                ------------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                 (421,694)         (918,017)       (8,756,138)      (10,602,360)
                                                ------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         480,888           893,495         2,985,924         3,856,667
    Transfer on terminations                        (289,805)         (370,974)       (3,418,966)       (4,824,890)
    Transfer on policy loans                           9,969             9,636            75,703          (204,485)
    Net interfund transfers                         (677,715)         (753,963)       (2,828,796)       (1,271,560)
                                                ------------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                     (476,663)         (221,806)       (3,186,135)       (2,444,268)
                                                ------------------------------------------------------------------
Total increase (decrease) in assets                 (898,357)       (1,139,823)      (11,942,273)      (13,046,628)

Assets beginning of year                           3,999,341         5,139,164        33,132,109        46,178,737
                                                ------------------------------------------------------------------
Assets end of year                              $  3,100,984      $  3,999,341      $ 21,189,836      $ 33,132,109
                                                ==================================================================

+   Fund available in prior year but no activity.

See accompanying notes.

                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
QUANTITATIVE              REAL ESTATE SECURITIES                     SCIENCE & TECHNOLOGY
MID CAP TRUST                     TRUST                                     TRUST
------------------------------------------------------------------------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
 DEC. 31/02+          DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01
------------------------------------------------------------------------------------------------
$          -         $    679,289         $    565,952         $          -         $  2,074,187

          26              133,904              114,582              136,758              208,115
------------------------------------------------------------------------------------------------
         (26)             545,385              451,370             (136,758)           1,866,072
        (758)            (121,083)              15,488          (19,749,962)         (23,439,867)

        (594)            (209,085)              23,813            6,519,479              799,159
------------------------------------------------------------------------------------------------

      (1,378)             215,217              490,671          (13,367,241)         (20,774,636)
------------------------------------------------------------------------------------------------

      52,760            3,435,990            2,354,244            6,795,417           15,791,038
      (1,578)          (2,011,866)          (2,137,436)          (2,368,085)          (2,038,794)
           -                3,151             (128,228)              39,657                7,147
     (41,665)             896,742            2,063,609           (1,937,102)          (5,452,439)
------------------------------------------------------------------------------------------------

       9,517            2,324,017            2,152,189            2,529,887            8,306,952
------------------------------------------------------------------------------------------------
       8,139            2,539,234            2,642,860          (10,837,354)         (12,467,684)

           -           19,809,218           17,166,358           29,690,730           42,158,414
------------------------------------------------------------------------------------------------
$      8,139         $ 22,348,452         $ 19,809,218         $ 18,853,376         $ 29,690,730
================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                            SUB-ACCOUNT
                                                ------------------------------------------------------------------
                                                     SMALL CAP INDEX TRUST            SMALL COMPANY BLEND TRUST
                                                ------------------------------------------------------------------
                                                 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                 DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                                                ------------------------------------------------------------------
Income:
      Dividends                                 $     18,236      $     10,858      $      7,812      $      9,171
Expenses:
      Mortality and expense risks, and
         administrative charges                        9,980             1,175            24,764            14,376
                                                ------------------------------------------------------------------
Net investment income (loss) during the year           8,256             9,683           (16,952)           (5,205)
Net realized gain (loss) during the year            (253,157)          (22,401)         (860,269)         (529,157)
Unrealized appreciation (depreciation) during
     the year                                       (309,835)            5,971          (358,919)          632,730
                                                ------------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                 (554,736)           (6,747)       (1,236,140)           98,368
                                                ------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         972,195           108,743           917,119           979,340
    Transfer on terminations                         (99,704)           (5,551)       (1,520,421)         (102,979)
    Transfer on policy loans                            (321)             (630)           (1,109)           (1,125)
    Net interfund transfers                        1,080,755           547,601         1,015,210           870,424
                                                ------------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                    1,952,925           650,163           410,799         1,745,660
                                                ------------------------------------------------------------------
Total increase (decrease) in assets                1,398,189           643,416          (825,341)        1,844,028

Assets beginning of year                             687,114            43,698         3,178,735         1,334,707
                                                ------------------------------------------------------------------
Assets end of year                              $  2,085,303      $    687,114      $  2,353,394      $  3,178,735
                                                ==================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
    SMALL COMPANY VALUE TRUST                    STRATEGIC BOND TRUST                    STRATEGIC GROWTH TRUST
---------------------------------------------------------------------------------------------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED          PERIOD ENDED
 DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01           DEC. 31/02          DEC. 31/01*
---------------------------------------------------------------------------------------------------------------------
$     52,194         $      6,135         $    160,273         $     80,052         $          -         $          -

      52,795               21,354               19,528               11,568                4,415                1,198
---------------------------------------------------------------------------------------------------------------------
        (601)             (15,219)             140,745               68,484               (4,415)              (1,198)
    (132,532)              56,062               (4,480)             (24,852)            (176,001)              (1,048)

    (583,193)             255,780              105,514               36,476              (51,148)              42,935
---------------------------------------------------------------------------------------------------------------------

    (716,326)             296,623              241,779               80,108             (231,564)              40,689
---------------------------------------------------------------------------------------------------------------------

   2,975,248            1,135,468              770,702              270,389              436,601               14,734
    (594,996)            (194,581)            (225,423)             (93,614)             (88,086)               7,320
      (9,779)             (10,873)              (5,348)             (51,468)                (363)                   -
   4,603,419            1,662,081               64,515            1,620,314               99,216              693,970
---------------------------------------------------------------------------------------------------------------------

   6,973,892            2,592,095              604,446            1,745,621              447,368              716,024
---------------------------------------------------------------------------------------------------------------------
   6,257,566            2,888,718              846,225            1,825,729              215,804              756,713

   5,349,826            2,461,108            2,855,362            1,029,633              756,713                    -
---------------------------------------------------------------------------------------------------------------------
$ 11,607,392         $  5,349,826         $  3,701,587         $  2,855,362         $    972,517         $    756,713
=====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                            SUB-ACCOUNT
                                                    -----------------------------------------------------------------
                                                    STRATEGIC OPPORTUNITIES TRUST          TACTICAL ALLOCATION TRUST
                                                    -----------------------------------------------------------------
                                                    YEAR ENDED          YEAR ENDED         YEAR ENDED      YEAR ENDED
                                                    DEC. 31/02          DEC. 31/01         DEC. 31/02      DEC. 31/01
                                                    -----------------------------------------------------------------
Income:
      Dividends                                     $         -        $  2,218,057        $        -      $      537
Expenses:
      Mortality and expense risks, and
         administrative charges                          61,779              92,932               289             185
                                                    -----------------------------------------------------------------
Net investment income (loss) during the year            (61,779)          2,125,125              (289)            352
Net realized gain (loss) during the year             (3,587,832)         (5,224,037)           (6,441)        (10,966)
Unrealized appreciation (depreciation) during
      the year                                       (1,443,404)           (449,024)           (2,859)            132
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                  (5,093,015)         (3,547,936)           (9,589)        (10,482)
                                                    -----------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                          2,448,706           5,381,675            13,436          12,503
    Transfer on terminations                         (1,942,198)           (992,898)             (803)         (1,918)
    Transfer on policy loans                            (29,397)             23,131                 -               -
    Net interfund transfers                           2,017,910          (5,638,761)          (60,375)         82,506
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                       2,495,021          (1,226,853)          (47,742)         93,091
                                                    -----------------------------------------------------------------
Total increase (decrease) in assets                  (2,597,994)         (4,774,789)          (57,331)         82,609

Assets beginning of year                              9,806,062          14,580,851            82,609               -
                                                    -----------------------------------------------------------------
Assets end of year                                  $ 7,208,068        $  9,806,062        $   25,278      $   82,609
                                                    =================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                    SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
                                                                         TOTAL STOCK MARKET
  TELECOMMUNICATIONS TRUST              TOTAL RETURN TRUST                  INDEX TRUST
-----------------------------------------------------------------------------------------------
YEAR ENDED        PERIOD ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
DEC. 31/02         DEC. 31/01*       DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
-----------------------------------------------------------------------------------------------
$        -        $          -      $  1,306,870    $   234,318      $   13,726       $  24,546
       253                  70           166,163         61,535          20,780          13,278
-----------------------------------------------------------------------------------------------
      (253)                (70)        1,140,707        172,783          (7,054)         11,268
   (32,374)                (55)          886,337        196,395        (648,319)       (318,709)
    (5,063)             (3,950)          719,028        277,899         (83,988)         99,910
-----------------------------------------------------------------------------------------------
   (37,690)             (4,075)        2,746,072        647,077        (739,361)       (207,531)
-----------------------------------------------------------------------------------------------
    91,948                  55         9,107,182      3,312,061       1,809,789         336,664
    (4,787)               (249)       (7,198,278)      (359,550)     (2,479,168)       (100,895)
         -                   -            54,941        (51,927)              -               -
    20,684              30,276        11,451,594     12,577,035        (244,375)      1,698,661
-----------------------------------------------------------------------------------------------
   107,845              30,082        13,415,439     15,477,619        (913,754)      1,934,430
-----------------------------------------------------------------------------------------------
    70,155              26,007        16,161,511     16,124,696      (1,653,115)      1,726,899
    26,007                   -        20,755,404      4,630,708       3,050,162       1,323,263
-----------------------------------------------------------------------------------------------
 $  96,162        $     26,007      $ 36,916,915    $20,755,404     $ 1,397,047      $3,050,162
===============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                             SUB-ACCOUNT
                                                    -------------------------------------------------------------
                                                            U.S. GOVERNMENT                  U.S. LARGE CAP
                                                           SECURITIES TRUST                   VALUE TRUST
                                                    -------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                     DEC. 31/02       DEC. 31/01      DEC. 31/02       DEC. 31/01
                                                    -------------------------------------------------------------
Income:
      Dividends                                     $   437,328      $   290,455      $   10,471       $   21,133
Expenses:
      Mortality and expense risks, and
         administrative charges                          78,144           38,775          18,043           16,581
                                                    -------------------------------------------------------------
Net investment income (loss) during the year            359,184          251,680          (7,572)           4,552
Net realized gain (loss) during the year                287,465           45,200        (772,887)        (120,809)
Unrealized appreciation (depreciation) during
     the year                                           343,462           28,056        (232,201)         (57,196)
                                                    -------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                     990,111          324,936      (1,012,660)        (173,453)
                                                    -------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                          5,349,850        1,522,630       1,093,616        1,960,789
    Transfer on terminations                         (2,853,962)        (445,162)       (330,600)        (208,867)
    Transfer on policy loans                             49,573          (27,403)            981           (5,424)
    Net interfund transfers                           2,534,710        6,043,832        (735,013)        (126,044)
                                                    -------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                       5,080,171        7,093,897          28,984        1,620,454
                                                    -------------------------------------------------------------
Total increase (decrease) in assets                   6,070,282        7,418,833        (983,676)       1,447,001
Assets beginning of year                              9,992,662        2,573,829       3,505,205        2,058,204
                                                    -------------------------------------------------------------
Assets end of year                                  $16,062,944      $ 9,992,662      $2,521,529       $3,505,205
                                                    =============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                      SUB-ACCOUNT
------------------------------------------------------------------------------------------------
       UTILITIES TRUST                      VALUE TRUST                    500 INDEX TRUST
------------------------------------------------------------------------------------------------
YEAR ENDED        PERIOD ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
DEC. 31/02        DEC. 31/01*       DEC. 31/02       DEC. 31/01       DEC. 31/02      DEC. 31/01
------------------------------------------------------------------------------------------------
$        2        $        251      $    247,450    $   225,855      $        34      $    6,837
       234                 147            71,933         52,453            7,760           2,267
------------------------------------------------------------------------------------------------
      (232)                104           175,517        173,402           (7,726)          4,570
   (16,746)                (90)         (946,844)       398,422         (253,053)        (38,573)
     9,738              (8,702)       (2,465,738)      (253,028)        (129,238)        (13,693)
------------------------------------------------------------------------------------------------
    (7,240)             (8,688)       (3,237,065)       318,796         (390,017)        (47,696)
------------------------------------------------------------------------------------------------
    22,416                 394         2,724,184      2,580,365        1,596,778         381,978
    (2,054)               (478)       (1,724,731)      (540,089)         412,010         (35,458)
         -                   -            (1,898)         1,379            1,641           2,238
   (34,609)             58,874          (367,235)     4,910,592          304,033         375,732
------------------------------------------------------------------------------------------------
   (14,247)             58,790           630,320      6,952,247        2,314,462         724,490
------------------------------------------------------------------------------------------------
   (21,487)             50,102        (2,606,745)     7,271,043        1,924,445         676,794
    50,102                   -        11,984,303      4,713,260          925,055         248,261
------------------------------------------------------------------------------------------------

$   28,615        $     50,102      $  9,377,558    $11,984,303      $ 2,849,500      $  925,055
================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                TOTAL
                                                   ------------------------------
                                                     YEAR ENDED       YEAR ENDED
                                                     DEC. 31/02       DEC. 31/01
                                                   ------------------------------
Income:
      Dividends                                    $   9,045,299    $  27,590,700
Expenses:
      Mortality and expense risks, and
         administrative charges                        3,132,278        3,162,753
                                                   ------------------------------
Net investment income (loss) during the year           5,913,021       24,427,947
Net realized gain (loss) during the year             (91,838,754)     (58,758,141)
Unrealized appreciation (depreciation) during
     the year                                        (14,708,009)     (50,836,713)
                                                   ------------------------------
Net increase (decrease) in assets
    from operations                                 (100,633,742)     (85,166,907)
                                                   ------------------------------
Changes from principal transactions:
    Transfer of net premiums                         139,772,264      134,837,297
    Transfer on terminations                         (82,492,136)     (44,885,104)
    Transfer on policy loans                             337,863         (379,191)
    Net interfund transfers                           (1,395,122)        (131,156)
                                                   ------------------------------
Net increase (decrease) in assets
    from principal transactions                       56,222,869       89,441,846
                                                   ------------------------------
Total increase (decrease) in assets                  (44,410,873)       4,274,939
Assets beginning of year                             530,740,932      526,465,993
                                                   ------------------------------
Assets end of year                                 $ 486,330,059    $ 530,740,932
                                                   ==============================

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                          Notes to Financial Statements

                                December 31, 2002

1.   ORGANIZATION

The Manufacturers Life Insurance Company (U.S.A.) Separate Account N (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has sixty investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals exclusively with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the "Contracts") issued by the Company.

The Account was established by The Manufacturers Life Insurance Company of America ("MLA"), a life insurance company organized in 1983 under Michigan law. Effective January 1, 2002, MLA transferred all of its variable business to ManUSA via an assumption reinsurance agreement and as a result, products originally sold and administered under the name of MLA are now offered and administered under the name of ManUSA. Accordingly and effective January 1, 2002, the Account changed its name to The Manufacturers Life Insurance Company (U.S.A.) Separate Account N from The Manufacturers Life Insurance Company of America Separate Account Four.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. Both the Company and MLA are indirect, wholly owned subsidiaries of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

1.   ORGANIZATION (CONTINUED)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

   PREVIOUS NAME                            NEW NAME                         EFFECTIVE DATE
   -------------                            --------                         --------------
    Growth Trust                       All Cap Core Trust                  November 25, 2002
Mid Cap Blend Trust              Strategic Opportunities Trust                May 1, 2001

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                                     COMMENCEMENT OF OPERATIONS OF
                                                           THE SUB-ACCOUNTS
                                                     -----------------------------
All Cap Value Trust                                          May 1, 2001
Capital Appreciation Trust                                   May 1, 2001
Capital Opportunities Trust                                  May 1, 2001
Financial Services Trust                                     May 1, 2001
Fundamental Value Trust                                      May 1, 2001
Health Sciences Trust                                        May 1, 2001
Mid Cap Growth Trust                                         May 1, 2001
Mid Cap Opportunities Trust                                  May 1, 2001
Mid Cap Value Trust                                          May 1, 2001
Quantitative Mid Cap Trust+                                  May 1, 2001
Strategic Growth Trust                                       May 1, 2001
Telecommunications Trust                                     May 1, 2001
Utilities Trust                                              May 1, 2001

+ Fund available but no activity in 2001.

2.   SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

The 2001 financial highlights have been recomputed to conform to current year presentation.

3.   MORTALITY AND EXPENSE RISKS CHARGE

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.40% and 0.65% of the average net value of the Account's assets for the assumption of mortality and expense risks.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

4.   CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

5.   PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                               PURCHASES           SALES
                                              -----------------------------
SUB-ACCOUNTS:
  Aggressive Growth Trust                     $ 4,580,675       $ 4,181,598
  All Cap Core Trust                            7,788,845        11,233,303
  All Cap Growth Trust                          7,293,382         7,305,070
  All Cap Value Trust                             966,058           617,039
  Balanced Trust                                4,528,088         7,220,609
  Blue Chip Growth Trust                       32,277,573        32,935,521
  Capital Appreciation Trust                      558,583           378,795
  Capital Opportunities Trust                     240,792            34,312
  Diversified Bond Trust                       15,355,650        15,237,121
  Dynamic Growth Trust                            848,327           441,091
  Emerging Small Company Trust                 20,566,379        23,359,524
  Equity-Income Trust                          28,230,212        18,870,037
  Equity Index Trust                           32,379,837        38,113,389
  Financial Services Trust                        446,369           174,792
  Fundamental Value Trust                         382,167           251,142
  Global Bond Trust                             4,993,322         2,303,681
  Global Equity Trust                           4,478,650         3,762,460
  Growth & Income Trust                        20,360,577        20,130,360
  Health Sciences Trust                         2,871,414           896,583
  High Yield Trust                              8,497,475         6,389,982
  Income & Value Trust                         10,207,150        10,423,066
  International Index Trust                       315,255           143,749
  International Small Cap Trust                 3,302,590         2,195,907
  International Stock Trust                    17,088,430        15,385,285
  International Value Trust                     3,506,958         2,971,015
  Internet Technologies Trust                     196,812           215,468
  Investment Quality Bond Trust                11,661,425         6,917,737
  Large Cap Growth Trust                        6,958,369         4,867,729
  Lifestyle Aggressive 1000 Trust                 129,599           236,236
  Lifestyle Balanced 640 Trust                  7,681,501         4,763,820
  Lifestyle Conservative 280 Trust              3,027,984         3,329,414

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

5.   PURCHASES AND SALES (CONTINUED)

                                              PURCHASES           SALES
                                            -------------------------------
SUB-ACCOUNTS:
 Lifestyle Growth 820 Trust                 $  1,012,532      $     910,709
 Lifestyle Moderate 460 Trust                    681,054            531,272
 Mid Cap Growth Trust                            595,331            326,281
 Mid Cap Index Trust                           1,729,912            852,714
 Mid Cap Opportunities Trust                     531,778            437,534
 Mid Cap Stock Trust                           2,164,126          1,190,489
 Mid Cap Value Trust                           8,302,625          3,903,178
 Money Market Trust                           67,525,614         66,881,586
 Overseas Trust                                3,016,711          1,529,971
 Pacific Rim Emerging Markets Trust            2,849,347          3,345,147
 Quantitative Equity Trust                     4,636,123          7,910,482
 Quantitative Mid Cap Trust                       59,377             49,886
 Real Estate Securities Trust                 17,574,584         14,705,182
 Science & Technology Trust                   24,545,649         22,152,519
 Small Cap Index Trust                         3,568,354          1,607,172
 Small Company Blend Trust                     5,045,720          4,651,874
 Small Company Value Trust                    18,288,066         11,314,775
 Strategic Bond Trust                          7,001,084          6,255,892
 Strategic Growth Trust                        2,697,136          2,254,184
 Strategic Opportunities Trust                 8,444,933          6,011,691
 Tactical Allocation Trust                       236,828            284,859
 Telecommunications Trust                        250,957            143,364
 Total Return Trust                           55,112,275         40,556,131
 Total Stock Market Index Trust                2,856,034          3,776,842
 U.S. Government Securities Trust             19,655,095         14,215,740
 U.S. Large Cap Value Trust                    4,950,294          4,928,881
 Utilities Trust                                  96,710            111,190
 Value Trust                                   9,634,240          8,828,402
 500 Index Trust                               5,486,168          3,179,432
                                            -------------------------------
                                            $540,269,105      $ 478,133,214
                                            ===============================

6.   FINANCIAL HIGHLIGHTS

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in note 3.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                              AGGRESSIVE GROWTH TRUST                      ALL CAP CORE TRUST
                                      ---------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                          DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         388,103              290,154              955,887              901,341
Units issued                                     416,070              253,473              744,586              586,549
Units redeemed                                  (386,806)            (155,524)          (1,067,563)            (532,003)
                                      ---------------------------------------------------------------------------------
Units, end of year                               417,367              388,103              632,910              955,887
                                      =================================================================================

Unit value, end of year               $  8.07 - $  11.16   $  10.82 - $ 14.91   $  5.76 - $  10.54   $  7.75 - $  14.12

Net assets, end of year               $        4,062,865   $        5,113,597   $        5,895,402   $       12,500,179

Investment income ratio(1)                          0.00%                0.00%                0.00%                0.00%
Expense ratio, lowest to
highest(2)                              0.45%  TO   0.65%    0.55%  to   0.65%    0.45%  TO   0.65%    0.55%  to   0.65%
Total return, lowest to highest(3)    (25.45%) TO (25.30%) (26.46%) to (26.39%) (25.72%) TO (25.57%) (21.88%) to (21.80%)


                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                               ALL CAP GROWTH TRUST                        ALL CAP VALUE TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED            YEAR ENDED          PERIOD ENDED
                                         DEC. 31/02           DEC. 31/01            DEC. 31/02           DEC. 31/01*
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         604,579              371,985                1,194                    -
Units issued                                     510,835              493,095               83,130                1,531
Units redeemed                                  (513,319)            (260,501)             (64,565)                (337)
                                      ---------------------------------------------------------------------------------
Units, end of year                               602,095              604,579               19,759                1,194
                                      =================================================================================

Unit value, end of year               $  7.30 - $  14.11   $  9.71 - $  18.73   $  9.00 - $   9.03   $            12.56

Net assets, end of year               $        7,785,855   $       10,184,673   $          177,909   $           14,993

Investment income ratio(1)                          0.00%                0.00%                0.01%                0.03%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%    0.45%  to   0.65%    0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (24.90%) TO (24.75%) (24.27%) to (24.11%) (28.30%) TO (28.16%)               0.46%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------

                                                   BALANCED TRUST                        BLUE CHIP GROWTH TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                         DEC. 31/02           DEC. 31/01            DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                       1,197,589            1,380,133            1,996,442            1,789,836
Units issued                                     172,364              171,891            2,117,890            1,329,733
Units redeemed                                  (304,285)            (354,435)          (2,211,958)          (1,123,127)
                                      ---------------------------------------------------------------------------------
Units, end of year                             1,065,668            1,197,589            1,902,374            1,996,442
                                      =================================================================================

Unit value, end of year               $  8.39 - $  22.60   $  9.85 - $  26.49   $  7.98 - $  14.97   $  10.60 - $ 19.85

Net assets, end of year               $       23,887,858   $       31,589,231   $       26,370,964   $       36,203,915

Investment income ratio(1)                          2.55%                2.30%                0.00%                0.00%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%    0.40%  to   0.65%    0.40%  TO   0.65%    0.40%  to   0.65%
Total return, lowest to highest(3)    (14.92%) TO (14.70%) (10.78%) to (10.55%) (24.75%) TO (24.56%) (15.16%) to (14.95%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                            CAPITAL APPRECIATION TRUST                CAPITAL OPPORTUNITIES TRUST
                                      ---------------------------------------------------------------------------------
                                          YEAR ENDED          PERIOD ENDED          YEAR ENDED         PERIOD ENDED
                                          DEC. 31/02           DEC. 31/01*          DEC. 31/02          DEC. 31/01*
                                      ---------------------------------------------------------------------------------
Units, beginning of year                           3,341                    -                9,069                    -
Units issued                                      67,713                3,401               29,192                9,089
Units redeemed                                   (45,881)                 (60)              (3,745)                 (20)
                                      ---------------------------------------------------------------------------------
Units, end of year                                25,173                3,341               34,516                9,069
                                      =================================================================================

Unit value, end of year               $  7.62 - $   7.64   $            11.05   $  7.71 - $   7.73   $  10.65 - $ 10.67

Net assets, end of year               $          192,338   $           36,920   $          266,768   $           96,738

Investment income ratio(1)                          0.00%                0.00%                0.00%                0.00%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.65%    0.45%  TO   0.65%    0.45%  to   0.65%
Total return, lowest to highest(3)    (31.07%) TO (30.93%)             (11.60%) (27.66%) TO (27.52%) (14.77%) to (14.67%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                              DIVERSIFIED BOND TRUST                      DYNAMIC GROWTH TRUST
                                      ---------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                          DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         507,459              264,580              102,477               34,003
Units issued                                   1,003,740              513,683              235,862              352,426
Units redeemed                                (1,021,614)            (270,804)            (120,976)            (283,952)
                                      ---------------------------------------------------------------------------------
Units, end of year                               489,585              507,459              217,363              102,477
                                      =================================================================================

Unit value, end of year               $  15.51 - $ 15.95   $  14.49 - $ 14.89   $  3.36 - $   3.37   $  4.72 - $   4.73

Net assets, end of year               $        7,777,651   $        7,354,939   $          730,822   $          483,613

Investment income ratio(1)                          3.61%                3.26%                0.00%                0.28%
Expense ratio, lowest to highest(2)   0.45%   TO    0.65%  0.45%   to    0.65%    0.45%  TO   0.65%    0.55%  to   0.65%
Total return, lowest to highest(3)    6.90%   TO    7.12%  6.38%   to    6.61%  (28.83%) TO (28.63%) (40.63%) to (40.57%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                              EMERGING SMALL COMPANY
                                                       TRUST                              EQUITY-INCOME TRUST
                                      ---------------------------------------------------------------------------------
                                       YEAR ENDED          YEAR ENDED               YEAR ENDED           YEAR ENDED
                                       DEC. 31/02          DEC. 31/01               DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                       1,065,694              840,091              840,766              431,687
Units issued                                     544,611              525,737            1,689,347              687,162
Units redeemed                                  (553,548)            (300,134)          (1,190,524)            (278,083)
                                      ---------------------------------------------------------------------------------
Units, end of year                             1,056,757            1,065,694            1,339,589              840,766
                                      =================================================================================

Unit value, end of year               $  8.23 - $  56.84   $  11.69 - $ 79.51   $  11.64 - $ 15.87   $  13.50 - $ 18.38

Net assets, end of year               $       41,741,461   $       63,138,723   $       20,927,060   $       15,189,718

Investment income ratio(1)                          0.00%                0.00%                1.22%                1.42%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%    0.40%  to   0.65%    0.40%  TO   0.65%   0.40%  to    0.65%
Total return, lowest to highest(3)    (29.66%) TO (29.49%) (22.75%) to (22.55%) (13.84%) TO (13.63%)  0.63%  to    0.89%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                                EQUITY INDEX TRUST                      FINANCIAL SERVICES TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED            YEAR ENDED           YEAR ENDED          PERIOD ENDED
                                         DEC. 31/02            DEC. 31/01           DEC. 31/02          DEC. 31/01*
                                      ---------------------------------------------------------------------------------
Units, beginning of year                       2,189,228            1,984,054                8,377                    -
Units issued                                   2,193,979            1,366,361               42,607                8,668
Units redeemed                                (2,613,285)          (1,161,187)             (17,917)                (291)
                                      ---------------------------------------------------------------------------------
Units, end of year                             1,769,922            2,189,228               33,067                8,377
                                      =================================================================================

Unit value, end of year               $  7.87 - $  14.13   $  10.18 - $ 18.26   $  9.45 - $   9.48   $            11.58

Net assets, end of year               $       23,452,969   $       38,066,462   $          313,108   $           97,034

Investment income ratio(1)                          1.16%                1.00%                0.00%                0.05%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%    0.40%  to   0.65%    0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (22.81%) TO (22.61%) (12.83%) to (12.61%) (18.41%) TO (18.25%)              (7.34%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                              FUNDAMENTAL VALUE TRUST                      GLOBAL BOND TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED           PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                         DEC. 31/02           DEC. 31/01*           DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                          21,338                    -              118,128               30,310
Units issued                                      35,752               22,014              348,049              113,867
Units redeemed                                   (23,932)                (676)            (168,538)             (26,049)
                                      ---------------------------------------------------------------------------------
Units, end of year                                33,158               21,338              297,639              118,128
                                      =================================================================================

Unit value, end of year               $  9.72 - $   9.75   $            11.68   $  14.87 - $ 15.77   $  12.45 - $ 13.16

Net assets, end of year               $          322,506   $          249,216   $        4,596,803   $        1,549,796

Investment income ratio(1)                          0.09%                0.00%                0.00%                0.00%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.65%      0.45% TO  0.65%     0.55%  to  0.65%
Total return, lowest to highest(3)    (16.75%) TO (16.58%)              (6.57%)    19.35% TO 19.59%    (0.12%) to (0.03%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                               GLOBAL EQUITY TRUST                       GROWTH & INCOME TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED            YEAR ENDED           YEAR ENDED           YEAR ENDED
                                         DEC. 31/02            DEC. 31/01           DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         206,811              192,970            1,605,126            1,309,646
Units issued                                     360,226              133,113            1,400,088              974,279
Units redeemed                                  (294,160)            (119,272)          (1,412,348)            (678,799)
                                      ---------------------------------------------------------------------------------
Units, end of year                               272,877              206,811            1,592,866            1,605,126
                                      =================================================================================

Unit value, end of year               $  9.48 - $  12.52   $  11.79 - $ 15.50   $  7.86 - $  14.06   $  10.44 - $ 18.66

Net assets, end of year               $        3,166,722   $        3,140,867   $       19,158,844   $       26,826,511

Investment income ratio(1)                          1.15%                2.22%                0.63%                0.41%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%    0.55%  to   0.65%    0.40%  TO   0.65%    0.40%  to   0.65%
Total return, lowest to highest(3)    (19.63%) TO (19.47%) (16.63%) to (16.55%) (24.82%) TO (24.63%) (11.85%) to (11.63%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                               HEALTH SCIENCES TRUST                        HIGH YIELD TRUST
                                      ---------------------------------------------------------------------------------
                                          YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                          DEC. 31/02          DEC. 31/01*           DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                          11,197                    -              395,816              298,325
Units issued                                     260,559               15,145              687,272              403,067
Units redeemed                                   (86,199)              (3,948)            (546,444)            (305,576)
                                      ---------------------------------------------------------------------------------
Units, end of year                               185,557               11,197              536,644              395,816
                                      =================================================================================

Unit value, end of year               $   9.75 - $  9.78   $            13.48   $  10.02 - $ 11.94   $  10.82 - $ 12.87

Net assets, end of year               $        1,810,992   $          150,957   $        6,211,875   $        4,979,952

Investment income ratio(1)                          0.00%                0.00%                7.65%                8.80%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.65%     0.40%  TO  0.65%     0.40%  to  0.65%
Total return, lowest to highest(3)    (27.71%) TO (27.57%)              (7.85%)   (7.48%) TO (7.23%)   (6.09%) to (5.85%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                     -----------------------------------------------------------------------------------
                                                                                           INTERNATIONAL INDEX
                                               INCOME & VALUE TRUST                                TRUST
                                     -----------------------------------------------------------------------------------
                                         YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED
                                         DEC. 31/02            DEC. 31/01            DEC. 31/02           DEC. 31/01
                                     -----------------------------------------------------------------------------------
Units, beginning of year                         649,395              399,769                22,786                3,964
Units issued                                     747,671              426,269                40,213               74,324
Units redeemed                                  (791,218)            (176,643)              (17,925)             (55,502)
                                     -----------------------------------------------------------------------------------
Units, end of year                               605,848              649,395                45,074               22,786
                                     ===================================================================================

Unit value, end of year              $ 11.09  -  $ 13.28   $  13.27 - $ 15.86   $  7.12 -  $   7.15   $             8.65

Net assets, end of year              $         7,497,869   $        9,857,366   $           321,003   $          197,118

Investment income ratio(1)                          2.11%                2.36%                 1.93%                1.22%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%       0.40% to 0.65%     0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (16.48%) TO (16.27%)      0.33% to 0.58%   (17.69%) TO (17.51%)             (22.91%)

                                                                         SUB-ACCOUNT
                                     ----------------------------------------------------------------------------------------
                                              INTERNATIONAL SMALL CAP                    INTERNATIONAL STOCK
                                                       TRUST                                     TRUST
                                     -----------------------------------------------------------------------------------------
                                         YEAR ENDED              YEAR ENDED             YEAR ENDED             YEAR ENDED
                                         DEC. 31/02              DEC. 31/01             DEC. 31/02             DEC. 31/01
                                     -----------------------------------------------------------------------------------------
Units, beginning of year                         215,989                241,469              1,135,448              1,217,912
Units issued                                     344,659                183,007              1,749,658                987,073
Units redeemed                                  (215,096)              (208,487)            (1,578,819)            (1,069,537)
                                     -----------------------------------------------------------------------------------------
Units, end of year                               345,552               215,989              1,306,287              1,135,448
                                     =========================================================================================

Unit value, end of year              $  6.40  - $  10.28    $  7.73  - $  12.36    $   7.18 - $   8.84    $  9.22  - $  11.33

Net assets, end of year              $         2,893,046    $         2,355,865    $        11,319,824    $        12,791,612

Investment income ratio(1)                          0.00%                  0.00%                  0.45%                  0.21%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%      0.55%  to   0.65%      0.40%  TO   0.65%      0.40%  to   0.65%
Total return, lowest to highest(3)    (17.27%) TO (17.10%)   (31.55%) to (31.48%)   (22.19%) TO (22.00%)   (22.05%) to (21.85%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            SUB-ACCOUNT
                                     -------------------------------------------------------------------------------------------
                                               INTERNATIONAL VALUE                       INTERNET TECHNOLOGIES
                                                     TRUST                                       TRUST
                                     -------------------------------------------------------------------------------------------
                                          YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                          DEC. 31/02              DEC. 31/01              DEC. 31/02              DEC. 31/01
                                     -------------------------------------------------------------------------------------------
Units, beginning of year                         200,221                 153,410                  32,484                  18,868
Units issued                                     349,940                 124,451                  78,577                  32,185
Units redeemed                                  (324,925)                (77,640)                (78,155)                (18,569)
                                     -------------------------------------------------------------------------------------------
Units, end of year                               225,236                 200,221                  32,906                  32,484
                                     ===========================================================================================

Unit value, end of year              $    8.77 - $  9.09     $   10.74 - $ 11.12     $   2.34 - $   2.35     $   3.75 - $   3.76

Net assets, end of year              $         1,978,346     $         2,154,783     $            77,003     $           121,782

Investment income ratio(1)                          0.71%                   1.05%                   0.00%                   0.00%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%       0.40%  to   0.65%       0.45%  TO   0.65%          0.55% to 0.65%
Total return, lowest to highest(3)    (18.38%) TO (18.16%)    (10.56%) to (10.33%)    (37.60%) TO (37.46%)    (46.45%) to (46.38%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                                INVESTMENT QUALITY
                                                    BOND TRUST                           LARGE CAP GROWTH TRUST
                                      ------------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED              YEAR ENDED           YEAR ENDED
                                          DEC. 31/02           DEC. 31/01              DEC. 31/02           DEC. 31/01
                                      --------------------------------------------------------------------------------------
Units, beginning of year                       1,255,012            1,052,039                 583,261                457,838
Units issued                                     631,277              706,642                 655,691                435,680
Units redeemed                                  (410,625)            (503,669)               (441,608)              (310,257)
                                      --------------------------------------------------------------------------------------
Units, end of year                             1,475,664            1,255,012                 797,344                583,261
                                      ======================================================================================

Unit value, end of year               $  15.73 - $ 18.14   $  14.38 - $ 16.56     $   7.21 - $  10.15    $   9.39 - $  13.17

Net assets, end of year               $       26,443,146   $       20,633,935     $         7,640,972    $         7,423,884

Investment income ratio(1)                          5.06%                5.69%                   0.32%                  0.00%
Expense ratio, lowest to highest(2)        0.40% TO 0.65%       0.40% to 0.65%       0.40%  TO   0.65%      0.40%  to   0.65%
Total return, lowest to highest(3)         9.22% TO 9.50%       6.63% to 6.90%     (23.33%) TO (23.14%)   (18.35%) to (18.14%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          SUB-ACCOUNT
                                     ------------------------------------------------------------------------------------
                                               LIFESTYLE AGGRESSIVE                           LIFESTYLE BALANCED
                                                    1000 TRUST                                    640 TRUST
                                     ------------------------------------------------------------------------------------
                                          YEAR ENDED          YEAR ENDED              YEAR ENDED            YEAR ENDED
                                          DEC. 31/02          DEC. 31/01              DEC. 31/02            DEC. 31/01
                                     ------------------------------------------------------------------------------------
Units, beginning of year                          47,093               42,247                385,225              231,860
Units issued                                      10,408               30,690                502,066              269,321
Units redeemed                                   (19,239)             (25,844)              (337,444)            (115,956)
                                      -----------------------------------------------------------------------------------
Units, end of year                                38,262               47,093                549,847              385,225
                                     ====================================================================================

Unit value, end of year              $   8.60 - $  10.82   $            13.68    $   11.22 - $ 14.27    $ 12.53 - $ 15.90

Net assets, end of year              $           412,158   $          644,205    $         7,802,640    $       6,058,824

Investment income ratio(1)                          0.81%                4.05%                   3.49%               4.97%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.65%      0.40%  TO    0.65%    0.45%  to  0.65%
Total return, lowest to highest(3)    (21.23%) TO (21.06%)             (14.23%)   (10.53%) TO  (10.32%)  (5.40%) to (5.21%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                              LIFESTYLE CONSERVATIVE                       LIFESTYLE GROWTH
                                                     280 TRUST                                 820 TRUST
                                      ---------------------------------------------------------------------------------
                                        YEAR ENDED          YEAR ENDED                YEAR ENDED           YEAR ENDED
                                        DEC. 31/02          DEC. 31/01                DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         220,989               17,741               87,349               91,321
Units issued                                     177,049              223,911               76,636               52,084
Units redeemed                                  (199,848)             (20,663)             (70,801)             (56,056)
                                      ---------------------------------------------------------------------------------
Units, end of year                               198,190              220,989               93,184               87,349
                                      =================================================================================

Unit value, end of year               $  13.97 - $ 17.22   $  13.81 - $ 16.98  $   9.73 - $  12.66   $  11.62 - $ 15.11

Net assets, end of year               $        3,398,476   $        3,748,192  $         1,173,670   $        1,316,120

Investment income ratio(1)                          3.26%                1.32%                2.04%                5.20%
Expense ratio, lowest to highest(2)        0.45% TO 0.65%       0.55% to 0.65%    0.45%  TO   0.65%     0.45%  to  0.65%
Total return, lowest to highest(3)         1.06% TO 1.26%       2.56% to 2.66%  (16.39%) TO (16.22%)   (9.63%) to (9.44%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          SUB-ACCOUNT
                                      -----------------------------------------------------------------------------------
                                                LIFESTYLE MODERATE
                                                     460 TRUST                              MID CAP GROWTH TRUST
                                      -----------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED             YEAR ENDED          PERIOD ENDED
                                          DEC. 31/02           DEC. 31/01             DEC. 31/02          DEC. 31/01*
                                      -----------------------------------------------------------------------------------
Units, beginning of year                          53,694               19,785                 17,665                    -
Units issued                                      41,924               90,551                 70,688               18,040
Units redeemed                                   (37,409)             (56,642)               (40,632)                (375)
                                      -----------------------------------------------------------------------------------
Units, end of year                                58,209               53,694                 47,721               17,665
                                      ===================================================================================

Unit value, end of year               $  12.39 - $ 15.71   $  12.98 - $ 16.41    $   7.21 - $   7.24   $            10.42

Net assets, end of year               $          904,445   $          817,107    $           344,830   $          184,149

Investment income ratio(1)                          2.98%                6.33%                  0.00%                0.00%
Expense ratio, lowest to highest(2)      0.45%  TO  0.65%     0.55%  to  0.65%      0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)      (4.66%) TO (4.47%)   (1.74%) to (1.63%)   (30.83%) TO (30.69%)             (16.61%)

                                                                         SUB-ACCOUNT
                                     ------------------------------------------------------------------------------------
                                                                                                  MID CAP
                                                MID CAP INDEX TRUST                         OPPORTUNITIES TRUST
                                     ------------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED             YEAR ENDED          PERIOD ENDED
                                          DEC. 31/02           DEC. 31/01             DEC. 31/02          DEC. 31/01*
                                     ------------------------------------------------------------------------------------
Units, beginning of year                          80,845               18,407                    564                    -
Units issued                                     140,757               94,158                 67,154                1,152
Units redeemed                                   (70,462)             (31,720)               (57,899)                (588)
                                     ------------------------------------------------------------------------------------
Units, end of year                               151,140               80,845                  9,819                  564
                                     ====================================================================================

Unit value, end of year              $   10.97 - $ 11.02   $  13.02 - $ 13.04    $   7.31 - $   7.33   $            10.54

Net assets, end of year              $         1,659,979   $        1,052,814    $            71,981   $            5,945

Investment income ratio(1)                          0.67%                1.68%                  0.00%                0.00%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%     0.55%  to  0.65%      0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (15.71%) TO (15.54%)   (2.38%) to (2.27%)   (30.67%) TO (30.54%)             (15.65%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           SUB-ACCOUNT
                                     -------------------------------------------------------------------------------------

                                                MID CAP STOCK TRUST                          MID CAP VALUE TRUST
                                     -------------------------------------------------------------------------------------
                                          YEAR ENDED             YEAR ENDED            YEAR ENDED          PERIOD ENDED
                                          DEC. 31/02             DEC. 31/01            DEC. 31/02          DEC. 31/01*
                                     -------------------------------------------------------------------------------------
Units, beginning of year                          72,047                 31,783                10,285                    -
Units issued                                     226,721                 68,876               701,062               10,527
Units redeemed                                  (140,903)               (28,612)             (334,610)                (242)
                                     -------------------------------------------------------------------------------------
Units, end of year                               157,865                 72,047               376,737               10,285
                                     =====================================================================================

Unit value, end of year              $   8.14 - $   8.62    $   10.59 - $ 11.19   $   11.64 - $ 11.68   $            13.03

Net assets, end of year              $         1,286,585    $           762,884   $         4,392,977   $          134,052

Investment income ratio(1)                          0.00%                  0.00%                 0.00%                0.37%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%      0.55%  to   0.65%     0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (23.07%) TO (22.87%)   (11.57%) to (11.48%)  (10.68%) TO (10.51%)               4.27%

                                                                          SUB-ACCOUNT
                                      -----------------------------------------------------------------------------------

                                                MONEY MARKET TRUST                            OVERSEAS TRUST
                                      -----------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED            YEAR ENDED            YEAR ENDED
                                          DEC. 31/02           DEC. 31/01            DEC. 31/02            DEC. 31/01
                                      -----------------------------------------------------------------------------------
Units, beginning of year                       2,216,771            2,375,556               296,994               223,097
Units issued                                   3,641,306            2,060,563               324,701               249,901
Units redeemed                                (3,612,959)          (2,219,348)             (161,125)             (176,004)
                                      -----------------------------------------------------------------------------------
Units, end of year                             2,245,118            2,216,771               460,570               296,994
                                      ===================================================================================

Unit value, end of year               $  13.71 - $ 19.06   $  13.63 - $ 18.91   $   7.13 - $   9.24   $   9.12 - $  11.80

Net assets, end of year               $       41,461,920   $       40,817,893   $         3,693,821   $         3,057,649

Investment income ratio(1)                          1.18%                3.59%                 0.52%                 0.27%
Expense ratio, lowest to highest(2)        0.40% TO 0.65%       0.40% to 0.65%     0.45%  TO   0.65%     0.55%  to   0.65%
Total return, lowest to highest(3)         0.53% TO 0.77%       2.91% to 3.17%   (21.95%) TO (21.79%)  (21.61%) to (21.53%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                     --------------------------------------------------------------------------------------
                                               PACIFIC RIM EMERGING
                                                   MARKETS TRUST                       QUANTITATIVE EQUITY TRUST
                                     --------------------------------------------------------------------------------------
                                          YEAR ENDED             YEAR ENDED            YEAR ENDED            YEAR ENDED
                                          DEC. 31/02             DEC. 31/01            DEC. 31/02            DEC. 31/01
                                     --------------------------------------------------------------------------------------
Units, beginning of year                         569,972                595,097               707,953               718,538
Units issued                                     429,620                343,573               243,025               126,527
Units redeemed                                  (499,150)              (368,698)             (246,721)             (137,112)
                                     --------------------------------------------------------------------------------------
Units, end of year                               500,442                569,972               704,257               707,953
                                     ======================================================================================

Unit value, end of year              $   6.03 - $   7.38    $    6.94 - $  8.48   $   7.60 - $  36.67   $   10.59 - $ 51.01

Net assets, end of year              $         3,100,984    $         3,999,341   $        21,189,836   $        33,132,109

Investment income ratio(1)                          0.12%                  0.41%                 0.30%                 0.29%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%      0.55%  to   0.65%     0.45%  TO   0.65%     0.45%  to   0.65%
Total return, lowest to highest(3)    (13.09%) TO (12.92%)   (19.10%) to (19.03%)  (28.25%) TO (28.11%)  (23.45%) to (23.30%)

                                                                         SUB-ACCOUNT
                                     ----------------------------------------------------------------------------------
                                               QUANTITATIVE MID CAP                           REAL ESTATE
                                                      TRUST                                 SECURITIES TRUST
                                     ----------------------------------------------------------------------------------
                                          YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                          DEC. 31/02          DEC. 31/01+ *         DEC. 31/02           DEC. 31/01
                                     ----------------------------------------------------------------------------------
Units, beginning of year                               -                    -              495,247              433,589
Units issued                                       6,248                    -              458,746              197,124
Units redeemed                                    (5,209)                   -             (381,003)            (135,466)
                                     ----------------------------------------------------------------------------------
Units, end of year                                 1,039                    -              572,990              495,247
                                     ==================================================================================

Unit value, end of year              $   7.80 - $   7.83   $                -   $  16.32 - $ 41.77   $  15.99 - $ 40.88

Net assets, end of year              $             8,139   $                -   $       22,348,452   $       19,809,218

Investment income ratio(1)                          0.00%                0.00%                3.12%                3.12%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.00%       0.40% TO 0.65%       0.40% to 0.65%
Total return, lowest to highest(3)    (23.15%) TO (22.99%)               0.00%       1.92% TO 2.17%       2.48% to 2.74%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                              Separate Account Four

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                     --------------------------------------------------------------------------------------
                                               SCIENCE & TECHNOLOGY
                                                       TRUST                             SMALL CAP INDEX TRUST
                                     --------------------------------------------------------------------------------------
                                          YEAR ENDED             YEAR ENDED             YEAR ENDED           YEAR ENDED
                                          DEC. 31/02             DEC. 31/01             DEC. 31/02           DEC. 31/01
                                     --------------------------------------------------------------------------------------
Units, beginning of year                       2,589,114              1,857,203                 58,468                3,750
Units issued                                   2,806,957              2,876,612                325,076              104,968
Units redeemed                                (2,506,536)            (2,144,701)              (156,571)             (50,250)
                                     --------------------------------------------------------------------------------------
Units, end of year                             2,889,535              2,589,114                226,973               58,468
                                     ======================================================================================

Unit value, end of year              $   3.39 - $   8.94    $   5.75 - $  15.15   $    9.17 - $   9.21   $  11.75 - $ 11.77

Net assets, end of year              $        18,853,376    $        29,690,730   $          2,085,303   $          687,114

Investment income ratio(1)                          0.00%                  0.00%                  1.05%                5.76%
Expense ratio, lowest to highest(2)    0.40%  TO    0.65%      0.40%  to   0.65%      0.40%  TO   0.65%       0.55% to 0.65%
Total return, lowest to highest(3)    (41.15%) TO (41.00%)   (41.63%) to (41.49%)   (21.98%) TO (21.79%)      0.85% to 0.94%

                                                                         SUB-ACCOUNT
                                     ----------------------------------------------------------------------------------
                                               SMALL COMPANY BLEND                        SMALL COMPANY VALUE
                                                     TRUST                                      TRUST
                                     ----------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                          DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01
                                     ----------------------------------------------------------------------------------
Units, beginning of year                         259,656              105,856              521,854              255,050
Units issued                                     475,065              237,942            1,822,893              529,457
Units redeemed                                  (471,860)             (84,142)          (1,149,984)            (262,653)
                                     ----------------------------------------------------------------------------------
Units, end of year                               262,861              259,656            1,194,763              521,854
                                     ==================================================================================

Unit value, end of year              $   8.07 - $   9.20   $  10.89 - $ 12.39   $  9.49 - $  14.07   $  10.15 - $ 15.03

Net assets, end of year              $         2,353,394   $        3,178,735   $       11,607,392   $        5,349,826

Investment income ratio(1)                          0.20%                0.00%                0.25%                0.18%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%     0.55%  to  0.65%     0.40%  TO  0.65%       0.40% to 0.65%
Total return, lowest to highest(3)    (26.04%) TO (25.89%)   (2.94%) to (2.84%)   (6.53%) TO (6.30%)      5.85% to 6.11%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ----------------------------------------------------------------------------------

                                                STRATEGIC BOND TRUST                      STRATEGIC GROWTH TRUST
                                      ----------------------------------------------------------------------------------
                                         YEAR ENDED            YEAR ENDED            YEAR ENDED          PERIOD ENDED
                                         DEC. 31/02            DEC. 31/01            DEC. 31/02          DEC. 31/01*
                                      ----------------------------------------------------------------------------------
Units, beginning of year                         183,559               69,600                68,964                    -
Units issued                                     428,880              204,490               335,268               69,524
Units redeemed                                  (390,981)             (90,531)             (280,566)                (560)
                                      ----------------------------------------------------------------------------------
Units, end of year                               221,458              183,559               123,666               68,964
                                      ==================================================================================

Unit value, end of year               $  15.36 - $ 16.98   $  14.17 - $ 15.62   $   7.85 - $   7.88   $            10.97

Net assets, end of year               $        3,701,587   $        2,855,362   $           972,517   $          756,713

Investment income ratio(1)                          5.15%                4.49%                 0.00%                0.00%
Expense ratio, lowest to highest(2)        0.45% TO 0.65%       0.55% to 0.65%     0.40%  TO   0.65%                0.65%
Total return, lowest to highest(3)         8.25% TO 8.47%       5.55% to 5.66%   (28.50%) TO (28.33%)             (12.22%)

                                                                         SUB-ACCOUNT
                                     -------------------------------------------------------------------------------------
                                               STRATEGIC OPPORTUNITIES
                                                       TRUST                           TACTICAL ALLOCATION TRUST
                                     -------------------------------------------------------------------------------------
                                         YEAR ENDED              YEAR ENDED            YEAR ENDED           YEAR ENDED
                                         DEC. 31/02              DEC. 31/01            DEC. 31/02           DEC. 31/01
                                     -------------------------------------------------------------------------------------
Units, beginning of year                         706,044                863,681                 7,967                    -
Units issued                                     804,779                529,543                23,360               18,137
Units redeemed                                  (614,885)              (687,180)              (28,132)             (10,170)
                                     -------------------------------------------------------------------------------------
Units, end of year                               895,938                706,044                 3,195                7,967
                                     =====================================================================================

Unit value, end of year              $   6.56 - $   8.84    $   10.77 - $ 14.47   $   7.91 - $   7.94               $10.37

Net assets, end of year              $         7,208,068    $         9,806,062   $            25,278   $           82,609

Investment income ratio(1)                          0.00%                  0.51%                 0.00%                0.26%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%      0.55%  to   0.65%     0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (39.16%) TO (39.04%)   (15.81%) to (15.72%)  (23.70%) TO (23.55%)             (13.95%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                     ----------------------------------------------------------------------------------
                                                TELECOMMUNICATIONS
                                                       TRUST                               TOTAL RETURN TRUST
                                     ----------------------------------------------------------------------------------
                                          YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                          DEC. 31/02          DEC. 31/01*           DEC. 31/02           DEC. 31/01
                                     ----------------------------------------------------------------------------------
Units, beginning of year                           3,294                    -            1,419,177              340,762
Units issued                                      52,249                3,323            3,545,219            1,361,346
Units redeemed                                   (32,131)                 (29)          (2,648,564)            (282,931)
                                     ----------------------------------------------------------------------------------
Units, end of year                                23,412                3,294            2,315,832            1,419,177
                                     ==================================================================================

Unit value, end of year              $   4.11 - $   4.12   $             7.90   $  15.89 - $ 15.97   $  14.60 - $ 14.65

Net assets, end of year              $            96,162   $           26,007   $       36,916,915   $       20,755,404

Investment income ratio(1)                          0.00%                0.00%                2.58%                2.22%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.65%       0.40% TO 0.65%       0.40% to 0.65%
Total return, lowest to highest(3)    (48.01%) TO (47.90%)             (36.83%)      8.80% TO 9.08%       7.58% to 7.85%

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                                 TOTAL STOCK MARKET                        U.S. GOVERNMENT
                                                    INDEX TRUST                            SECURITIES TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED              YEAR ENDED           YEAR ENDED
                                         DEC. 31/02           DEC. 31/01              DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         309,502              118,184              719,661              199,345
Units issued                                     327,720              302,834            1,334,914              694,784
Units redeemed                                  (456,015)            (111,516)            (973,108)            (174,468)
                                      ---------------------------------------------------------------------------------
Units, end of year                               181,207              309,502            1,081,467              719,661
                                      =================================================================================

Unit value, end of year               $  7.71 - $   7.74   $  9.85 - $   9.87   $  14.60 - $ 15.59   $  13.61 - $ 14.52

Net assets, end of year               $        1,397,047   $        3,050,162   $       16,062,944   $        9,992,662

Investment income ratio(1)                          0.42%                1.20%                3.29%                4.63%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%    0.55%  to   0.65%       0.40% TO 0.65%       0.45% to 0.65%
Total return, lowest to highest(3)    (21.80%) TO (21.65%) (11.99%) to (11.90%)      7.30% TO 7.56%       6.33% to 6.55%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                     ------------------------------------------------------------------------------------
                                                  U.S. LARGE CAP
                                                    VALUE TRUST                              UTILITIES TRUST
                                     ------------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED             YEAR ENDED         PERIOD ENDED
                                          DEC. 31/02           DEC. 31/01             DEC. 31/02          DEC. 31/01*
                                     ------------------------------------------------------------------------------------
Units, beginning of year                         277,574              157,692                  5,383                    -
Units issued                                     443,269              379,250                 12,660                5,433
Units redeemed                                  (452,467)            (259,368)               (14,000)                 (50)
                                     ------------------------------------------------------------------------------------
Units, end of year                               268,376              277,574                  4,043                5,383
                                     ====================================================================================

Unit value, end of year              $   9.38 - $   9.44   $  12.61 - $ 12.66    $   7.07 - $   7.09   $             9.31

Net assets, end of year              $         2,521,529   $        3,505,205    $            28,615   $           50,102

Investment income ratio(1)                          0.36%                0.27%                  0.01%                0.73%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%     0.45%  to  0.65%      0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (25.67%) TO (25.49%)   (3.18%) to (2.98%)   (24.04%) TO (23.89%)             (25.55%)

                                                                         SUB-ACCOUNT
                                     --------------------------------------------------------------------------------------

                                                    VALUE TRUST                               500 INDEX TRUST
                                     --------------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED             YEAR ENDED             YEAR ENDED
                                          DEC. 31/02           DEC. 31/01             DEC. 31/02             DEC. 31/01
                                     --------------------------------------------------------------------------------------
Units, beginning of year                         700,592              281,401                 94,218                 22,035
Units issued                                     622,576              639,311                688,915                 86,705
Units redeemed                                  (607,401)            (220,120)              (407,816)               (14,522)
                                     --------------------------------------------------------------------------------------
Units, end of year                               715,767              700,592                375,317                 94,218
                                     ======================================================================================

Unit value, end of year              $   11.84 - $ 13.31   $   15.42 - $17.26    $    7.54 - $  7.61    $   9.80 - $   9.85

Net assets, end of year              $         9,377,558   $       11,984,303    $         2,849,500    $           925,055

Investment income ratio(1)                          0.85%                0.53%                  0.00%                  1.51%
Expense ratio, lowest to highest(2)        0.40% TO 0.65%       0.40% to 0.65%      0.40%  TO   0.65%      0.40%  to   0.65%
Total return, lowest to highest(3)    (23.31%) TO (23.11%)      2.75% to 3.00%    (23.02%) TO (22.71%)   (12.93%) to (12.71%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

     (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

     (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

     (3) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7.   RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either Manulife Financial Securities LLC or other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

These underwriting and distribution services had been performed by ManEquity, Inc. before it was merged into Manulife Financial Securities LLC on January 1, 2002. ManEquity, Inc. was also an indirect wholly owned subsidiary of MFC.

The Company has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                                     PART C
                                OTHER INFORMATION

                            PART C. OTHER INFORMATION

ITEM 27. EXHIBITS

The following exhibits are filed as part of this Registration Statement:

         (a) Resolutions of Board of Directors of The Manufacturers Life Insurance Company (U.S.A.) establishing Separate Account N. - Incorporated by reference to Exhibit A(1) to the pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-71312 filed January 2, 2002.

         (b)      Not Applicable

         (c)(1) Form of Distribution Agreement. Incorporated by reference to Exhibit A(3)(a)(i), (ii) and (iii) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998 (the "SVUL Registration Statement").

         (c)(2) Form of broker-dealer agreement - Incorporated by reference to Exhibit A(3)(b)(i), to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001

         (d)(1) Form of Specimen Flexible Premium Variable Life Insurance Policy -- - Incorporated by reference to Exhibit A(5)(a) to the registration statement on Form S-6, file number 333-51293 filed April 29, 1998.

         (e)(1) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy. . Incorporated by reference to Exhibit A(10) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 33-51293, filed August 28, 1998.

         (f)(1) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement filed July 20, 2000 (File No. 333-41814) (the "Initial Registration Statement")

         (f)(2) By-Laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the Initial Registration Statement.

         (g)(1) Form of Assumption Reinsurance Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(10)(c) to the ManUSA Initial Registration Statement.

         (g)(2) Form of Assumption Reinsurance or Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(9)(a) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001 ("the ManUSA Initial Registration Statement")

         (h)      Not Applicable

         (i)(1) Form of Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(i),(ii), (iii), (iv), (v) and (vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

         (i)(2) Form of Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

         (i)(3) Form of Service Agreement. Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

         (i)(ii) Form of Amendment to Service Agreement. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

         (j) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

         (k) Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company (U.S.A.) -- Incorporated by reference to Exhibit 2 (a) to pre-effective amendment no. 1 to this Registration Statement.


         (l)      Actuarial Opinion - Filed Herewith



         (m)      Calculations for Illustrations - Filed Herewith



         (n)      Consent of Ernst & Yount LLP - Filed Herewith


         (o)      Not Applicable

         (p)      Not Applicable

         (q)      Not Applicable

POWERS OF ATTORNEY

              (i)  (Felix Chee, Robert A. Cook, John DesPrez III, Geoffrey Guy,
                     James O'Malley, Joseph J. Pietroski, Rex Schaybaugh) incorporated by reference to exhibit 7(i) to initial registration statement on Form S-6, file number 333-41814 filed July 20, 2000 on behalf of The Manufacturers Life Insurance Company (U.S.A.)

             (ii)  Powers of Attorney (John Ostler) - Incorporated by
                     reference to Exhibit 7(ii) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001.

             (iii) Powers of Attorney (Jim Boyle, John Lyon) - Incorporated
                     by reference to Exhibit 7(iii) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001.

             (iv)  Power of Attorney (Steve Mannik) - Incorporated by
                     reference to Exhibit 7(iv) to post-effective amendment no. 1 to the registration statement on Form S-6, file number 333-70950 filed March 1, 2002.

ITEM 28,  DIRECTORS AND OFFICERS OF THE DEPOSITOR

OFFICERS AND DIRECTORS OF THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal
 Business Address                                            Position with Depositor
---------------------                                        -----------------------
John D. DesPrez III*                        Director and Chairman of the Board of Directors, President
James Boyle*                                Director
Robert A. Cook*                             Senior Vice President, U.S. Insurance; Director
Peter Copestake**                           Vice President, Finance
James D. Gallagher*                         Vice President, Secretary and General Counsel
Donald Guloien**                            Executive Vice President and Chief Financial Officer
Geoffrey Guy**                              Director
John Lyon**                                 Vice President and Chief Financial Officer,
Investments; Director
Steven Mannik**                             Director
James O'Malley**                            Senior Vice President, U.S. Group Pension; Director
Rex Schlaybaugh, Jr.**                      Director
John Ostler**                               Vice President and Chief Financial Officer, Manulife USA
Warren Thomson**                            Senior Vice President, Investments
Denis Turner**                              Vice President and Treasurer


*Principal business office is 73 Tremont Street, Boston, MA 02108

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT



                        MANULIFE FINANCIAL CORPORATION
                         CORPORATE ORGANIZATION LIST
                           AS OF DECEMBER 31, 2002



                                                                              LEGAL           % OF       JURISDICTION OF
                AFFILIATE                                                       ID           EQUITY       INCORPORATION
------------------------------------------------------------------------------------------------------------------------
MANULIFE FINANCIAL CORPORATION                                                   2            100         Canada
  The Manufacturers Life Insurance Company                                       1            100         Canada
     Manulife Bank of Canada                                                    58            100         Canada
     Manulife Financial Services Inc.                                          190            100         Canada
     Manulife Securities International Ltd.                                     79            100         Canada
     Enterprise Capital Management Inc.                                                        20         Ontario
     Cantay Holdings Inc.                                                       51            100         Ontario
     FNA Financial Inc.                                                        115            100         Canada
       Elliot & Page Limited                                                   116            100         Ontario
     NAL Resources Limited                                                     117            100         Alberta
     3550435 Canada Inc.                                                       107            100         Canada
       MFC Insurance Company Limited                                           106            100         Canada
       CMG Life Insurance Company, Inc.                                        104            100         Philippines
------------------------------------------------------------------------------------------------------------------------

                                                                              LEGAL         % OF         JURISDICTION OF
                  AFFILIATE                                                    ID          EQUITY         INCORPORATION
------------------------------------------------------------------------------------------------------------------------
    CMG Plans, Inc.                                                            155            100        Philippines
Manulife Canada Ltd.                                                           157            100        Canada
1293319 Ontario Inc.                                                           170            100        Ontario
Manulife International Capital Corporation Limited                             135            100        Ontario
  Golf Town Canada Inc.                                                        145          43.44        Canada
  Regional Power Inc.                                                          136             80        Ontario
                      Addalam Power Corporation (1.)                                           50        Philippines
  VFC Inc.                                                                                  27.43        Canada
  Luxell Technologies Inc.                                                                  10.24        Ontario
  Avotus Corp.                                                                              10.45        Canada
Canaccord Holdings Ltd.                                                                     12.82        British Columbia
3426505 Canada Inc.                                                            161            100        Canada
First North American Insurance Company                                         111            100        Canada
NAL Resources Management Limited                                               120            100        Canada
Seamark Asset Management Ltd.                                                  118          35.01        Canada
Resolute Energy Inc.                                                                        11.74        Alberta
Micro Optics Design Corporation                                                             17.69        Nevada
Innova LifeSciences Corporation                                                             14.03        Ontario
PK Liquidating Company I, LLC                                                               18.66        Delaware
2015401 Ontario Inc.                                                                          100        Ontario
2015500 Ontario Inc.                                                                          100        Ontario
PK Liquidating Company II, LLC                                                                 18        Delaware
Cavalier Cable, Inc.(2)                                                                        78        Delaware
The Manufacturers Investment Corporation                                        87            100        Michigan
  Manulife Reinsurance Limited                                                  67            100        Bermuda
  The Manufacturers Life Insurance Company (U.S.A.)                             19            100        Michigan
    Ironside Venture Partners II LLC                                           197            100        Delaware
    ESLS Investment Limited, LLC                                               167             25        Ohio
    The Manufacturers Life Insurance Company of America                         17            100        Michigan
    Manulife Financial Securities LLC                                            5            100        Delaware
    ManuLife Service Corporation                                                 7            100        Colorado
    Aegis Analytic Corporation                                                              15.41        Delaware
    Manulife Property Management of Washington, D.C., Inc.                                    100        Wash., D.C.
    Ennal, Inc.                                                                124            100        Ohio
    Dover Leasing Investments, LLC                                             139             99        Delaware
    Manufacturers Securities Services, LLC                                      97             60(3)     Delaware
    The Manufacturers Life Insurance Company of New York                        94            100        New York
    Ironside Venture Partners I LLC                                            196            100        Delaware
      NewRiver Investor Communications Inc.                                                 11.97        Delaware
      MCC Asset Management, Inc.                                               186            100        Delaware
    MFC Global Investment Management (U.S.A.) Limited                            6            100        Colorado
    Manulife Leasing Co., LLC                                                                  80        Delaware
    Flex Holding, LLC                                                                        27.7        Delaware
------------------------------------------------------------------------------------------------------------------------

                                                                              LEGAL         % OF       JURISDICTION OF
                        AFFILIATE                                              ID          EQUITY       INCORPORATION
----------------------------------------------------------------------------------------------------------------------
      Flex Leasing I, LLC                                                                   99.99        Delaware
    Flex Leasing II, LLC                                                                     19.6        Delaware
    Polymerix Corporation                                                                    18.7        Delaware
    TissueInformatics Inc.                                                                  14.71        Delaware
MFC Global Fund Management (Europe) Limited                                     64            100        U.K.
MFC Global Investment Management (Europe) Limited                                             100        U.K.
WT (SW) Properties Ltd.                                                         82            100        U.K.
Manulife Europe Ruckversicherungs-Aktiengesellschaft                           138            100        Germany
Manulife International Holdings Limited                                        152            100        Bermuda
  Manulife Provident Funds Trust Company Limited                               163            100        Hong Kong
  Manulife Funds Direct (Barbados) Limited                                      78            100        Barbados
    P.T. Manulife Aset Manajemen Indonesia                                                     55        Indonesia
    Manulife Asset Management (Hong Kong) Limited                                             100        Hong Kong
  Manulife (International) Limited                                              28            100        Bermuda
    The Manufacturers (Pacific Asia) Insurance Company Limited                  61            100        Hong Kong
                      Manulife Consultants Limited                                            100        Hong Kong
                      Manulife Financial Shareholdings Limited                                100        Hong Kong
    Manulife Financial Management Limited                                                     100        Hong Kong
    Manulife Financial Group Limited                                                          100        Hong Kong
    Manulife Financial Investment Limited                                                     100        Hong Kong
    Manulife-Sinochem Life Insurance Co. Ltd.                                   43             51        China
Manulife (Vietnam) Limited                                                     188            100        Vietnam
The Manufacturers Life Insurance Co. (Phils.), Inc.                            164            100        Philippines
  Manulife Financial Plans, Inc.                                               187            100        Philippines
P.T. Asuransi Jiwa Manulife Indonesia                                           42             71        Indonesia
  P.T. Buanadaya Sarana Informatika                                                           100        Indonesia
             P.T. Asuransi Jiwa Arta Mandiri Prima                                            100        Indonesia
Manulife (Singapore) Pte. Ltd.                                                  14            100        Singapore
Manulife Holdings (Bermuda) Limited                                            147            100        Bermuda
                       Manufacturers Life Reinsurance Limited                   49            100        Barbados
    Manulife Management Services Ltd.                                          191            100        Barbados
    Manufacturers P&C Limited                                                   36            100        Barbados
Manulife European Holdings (Alberta) Limited                                   146            100        Alberta
  Manulife Hungary Holdings KFT                                                149             99(4)     Hungary
MLI Resources Inc.                                                             193            100        Alberta
  Manulife Life Insurance Company                                              180             35(5)     Japan
  Manulife Century Investments (Bermuda) Limited                               172            100        Bermuda
    Manulife Century Investments (Luxembourg) S.A.                             173            100        Luxembourg
      Manulife Century Investments (Netherlands) B.V.                          174            100        Netherlands
        Daihyaku Manulife Holdings (Bermuda) Limited                           175            100        Bermuda
        Manulife Century Holdings (Netherlands) B.V.                           195            100        Netherlands
           Kyoritsu Confirm Co., Ltd.                                          179           90.9(6)     Japan
           Manulife Premium Collection Co., Ltd.                               178             57(7)     Japan
----------------------------------------------------------------------------------------------------------------------

                                                                               LEGAL          % OF     JURISDICTION OF
                  AFFILIATE                                                     ID           EQUITY     INCORPORATION
----------------------------------------------------------------------------------------------------------------------
Manulife Holdings (Hong Kong) Limited                                           15            100        Hong Kong
Manulife (Malaysia) SDN.BHD.                                                    74            100        Malaysia
Manulife Financial Systems (Hong Kong) Limited                                  53            100        Hong Kong
MF Leasing (Canada) Inc.                                                       169            100        Ontario
Manulife Data Services Inc.                                                     81            100        Barbados
----------------------------------------------------------------------------------------------------------------------


(1.)  Inactive subsidiaries are noted in italics.

(2) 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).

(3) 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.

(4)   1% of Manulife Hungary Holdings KFT is owned by MLI Resources Inc.

(5) 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.

(6) 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance Company.

(7) 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

ITEM 30. INDEMNIFICATION

Article XII of the Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv) a transaction from which the director derived an improper personal benefit; or

v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this
Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER

         a. Set forth below is information concerning other investment companies for which Manulife Financial Securities, LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

   Name of Investment Company               Capacity in which acting
   --------------------------               ------------------------
The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account H

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account I

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account L

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account M

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account N

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account B

         b. The Manufacturers Life Insurance Company (U.S.A.) is the sole member of Manulife Financial

Securities LLC (MFS LLC) and the following officers of The Manufacturers Life Insurance Company (U.S.A.) have power to act on behalf of Manulife Financial Securities, LLC: John DesPrez* (Chairman and President), John Ostler** (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President, Secretary and General Counsel) The board of managers of MFS LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of MFS LLC.

*Principal business office is 73 Tremont Street, Boston, MA 02108

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***Principal business office is 680 Washington Blvd, Stamford, CT 06901

         c.   None.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 73 Tremont Street, Boston, MA 02108 and 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

ITEM 33. MANAGEMENT SERVICES

None

ITEM 34. FEE REPRESENTATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

         The Manufacturers Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 29th day of April, 2003.



THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT N
(Registrant)



By: THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)



By: /s/ John D. DesPrez III
    ------------------------
    John D. DesPrez III
    President


THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)





By: /s/ John D. DesPrez III
    -------------------------
    John D. DesPrez III
    President

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on this 29th day of April, 2003.



        Signature                                           Title
        ---------                                           -----
/s/ John D. DesPrez III                           Chairman and President
-------------------------                         (Principal Executive Officer)
John D. DesPrez III

*________________________                         Executive Vice President and
John Ostler                                       Chief Financial Officer

*________________________                         Director
James Boyle

*________________________                         Director
Robert A. Cook

*________________________                         Director
Geoffrey Guy

*________________________                         Director
John Lyon

*________________________                         Director
Steven Mannik

*________________________                         Director
James O'Malley

*________________________                         Director
Rex Schlaybaugh, Jr.

*/s/ James D. Gallagher
------------------------
JAMES D. GALLAGHER
Pursuant to Power of Attorney

                                  Exhibit Index



(l)      Actuarial Opinion



(m)      Calculations for Illustrations



(r)      Consent of Ernst & Young LLP